REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account Eleven for Variable Annuities
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2.A as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Subaccounts, except for the Subaccount included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Subaccount and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Invesco V.I. Equally-Weighted S&P 500 Subaccount	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from April 29, 2022 (commencement of operations) through December 31, 2022	For the year ended December 31, 2023 and the period from April 29, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 27, 2024

We have served as the Separate Account's auditor since 2005.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	AB VPS Sustainable Global Thematic Subaccount	Alger Capital Appreciation Subaccount	American Funds® Global Growth Subaccount	American Funds® Global Small Capitalization Subaccount
Assets:
Investments at fair value	$262,661	$1,437,900	$80,029,212	$1,124,748
Due from Brighthouse Life Insurance Company	—	—	—	—
Total Assets	262,661	1,437,900	80,029,212	1,124,748
Liabilities:
Due to Brighthouse Life Insurance Company	—	25	174	12
Total Liabilities	—	25	174	12
Net Assets	$262,661	$1,437,875	$80,029,038	$1,124,736
Contract Owners' Equity
Net assets from accumulation units	$255,789	$1,437,875	$79,303,066	$1,120,567
Net assets from contracts in payout	6,872	—	725,972	4,169
Total Net Assets	$262,661	$1,437,875	$80,029,038	$1,124,736

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount
Assets:
Investments at fair value	$243,660,824	$155,751,323	$2,768,955	$3,333,743	$4,409,613
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	243,660,824	155,751,323	2,768,955	3,333,743	4,409,613
Liabilities:
Due to Brighthouse Life Insurance Company	241	212	11	15	16
Total Liabilities	241	212	11	15	16
Net Assets	$243,660,583	$155,751,111	$2,768,944	$3,333,728	$4,409,597
Contract Owners' Equity
Net assets from accumulation units	$242,376,348	$154,650,305	$2,766,201	$3,333,728	$4,409,597
Net assets from contracts in payout	1,284,235	1,100,806	2,743	—	—
Total Net Assets	$243,660,583	$155,751,111	$2,768,944	$3,333,728	$4,409,597

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ abrdn Emerging Markets Equity Subaccount
Assets:
Investments at fair value	$1,729,385	$50,965,062	$64,930,321	$73,626,923	$20,600,998
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	1,729,385	50,965,062	64,930,321	73,626,923	20,600,998
Liabilities:
Due to Brighthouse Life Insurance Company	21	140	40	146	26
Total Liabilities	21	140	40	146	26
Net Assets	$1,729,364	$50,964,922	$64,930,281	$73,626,777	$20,600,972
Contract Owners' Equity
Net assets from accumulation units	$1,729,364	$50,770,635	$64,930,281	$73,190,498	$20,352,931
Net assets from contracts in payout	—	194,287	—	436,279	248,041
Total Net Assets	$1,729,364	$50,964,922	$64,930,281	$73,626,777	$20,600,972

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount
Assets:
Investments at fair value	$2,525,260	$36,495,041	$38,543,550	$34,432,947	$131,002,212
Due from Brighthouse Life Insurance Company	—	—	—	—	87
Total Assets	2,525,260	36,495,041	38,543,550	34,432,947	131,002,299
Liabilities:
Due to Brighthouse Life Insurance Company	14	374	164	106	—
Total Liabilities	14	374	164	106	—
Net Assets	$2,525,246	$36,494,667	$38,543,386	$34,432,841	$131,002,299
Contract Owners' Equity
Net assets from accumulation units	$2,519,643	$36,136,639	$38,216,695	$33,870,927	$128,967,286
Net assets from contracts in payout	5,603	358,028	326,691	561,914	2,035,013
Total Net Assets	$2,525,246	$36,494,667	$38,543,386	$34,432,841	$131,002,299

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount
Assets:
Investments at fair value	$286,373,032	$10,247,106	$8,018,727	$99,204,067	$752,806,385
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	286,373,032	10,247,106	8,018,727	99,204,067	752,806,385
Liabilities:
Due to Brighthouse Life Insurance Company	259	87	405	25	284
Total Liabilities	259	87	405	25	284
Net Assets	$286,372,773	$10,247,019	$8,018,322	$99,204,042	$752,806,101
Contract Owners' Equity
Net assets from accumulation units	$285,736,330	$10,128,476	$8,008,171	$98,845,256	$749,397,652
Net assets from contracts in payout	636,443	118,543	10,151	358,786	3,408,449
Total Net Assets	$286,372,773	$10,247,019	$8,018,322	$99,204,042	$752,806,101

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount
Assets:
Investments at fair value	$250,081	$39,592,819	$6,433,319	$32,803,255	$89,465,598
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	250,081	39,592,819	6,433,319	32,803,255	89,465,598
Liabilities:
Due to Brighthouse Life Insurance Company	14	163	59	75	136
Total Liabilities	14	163	59	75	136
Net Assets	$250,067	$39,592,656	$6,433,260	$32,803,180	$89,465,462
Contract Owners' Equity
Net assets from accumulation units	$250,067	$39,072,695	$6,308,747	$32,223,613	$87,696,805
Net assets from contracts in payout	—	519,961	124,513	579,567	1,768,657
Total Net Assets	$250,067	$39,592,656	$6,433,260	$32,803,180	$89,465,462

The accompanying notes are an integral part of these financial statements.

	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount
Assets:
Investments at fair value	$164,276	$85,175,104	$125,908,765	$289,057,480	$1,352,850
Due from Brighthouse Life Insurance Company	—	—	—	59,323	—
Total Assets	164,276	85,175,104	125,908,765	289,116,803	1,352,850
Liabilities:
Due to Brighthouse Life Insurance Company	13	4	4	—	31
Total Liabilities	13	4	4	—	31
Net Assets	$164,263	$85,175,100	$125,908,761	$289,116,803	$1,352,819
Contract Owners' Equity
Net assets from accumulation units	$164,263	$85,125,467	$125,906,096	$285,435,958	$1,352,819
Net assets from contracts in payout	—	49,633	2,665	3,680,845	—
Total Net Assets	$164,263	$85,175,100	$125,908,761	$289,116,803	$1,352,819

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra- Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount
Assets:
Investments at fair value	$29,628,478	$74,510,633	$203,821,499	$160,570,489	$8,833,476
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	29,628,478	74,510,633	203,821,499	160,570,489	8,833,476
Liabilities:
Due to Brighthouse Life Insurance Company	143	350	184	295	90
Total Liabilities	143	350	184	295	90
Net Assets	$29,628,335	$74,510,283	$203,821,315	$160,570,194	$8,833,386
Contract Owners' Equity
Net assets from accumulation units	$29,184,852	$72,840,588	$200,538,392	$159,221,566	$8,795,588
Net assets from contracts in payout	443,483	1,669,695	3,282,923	1,348,628	37,798
Total Net Assets	$29,628,335	$74,510,283	$203,821,315	$160,570,194	$8,833,386

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Dimensional International Small Company Subaccount
Assets:
Investments at fair value	$38,438,604	$317,700,107	$544,483,565	$1,356,443	$484,167
Due from Brighthouse Life Insurance Company	—	48	—	—	—
Total Assets	38,438,604	317,700,155	544,483,565	1,356,443	484,167
Liabilities:
Due to Brighthouse Life Insurance Company	166	—	107	61	2
Total Liabilities	166	—	107	61	2
Net Assets	$38,438,438	$317,700,155	$544,483,458	$1,356,382	$484,165
Contract Owners' Equity
Net assets from accumulation units	$38,434,955	$317,620,133	$544,236,270	$1,306,053	$484,165
Net assets from contracts in payout	3,483	80,022	247,188	50,329	—
Total Net Assets	$38,438,438	$317,700,155	$544,483,458	$1,356,382	$484,165

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount
Assets:
Investments at fair value	$200,172,772	$95,564,008	$64,136,702	$491,161,193	$1,029,379
Due from Brighthouse Life Insurance Company	—	—	—	—	2
Total Assets	200,172,772	95,564,008	64,136,702	491,161,193	1,029,381
Liabilities:
Due to Brighthouse Life Insurance Company	83	290	1,066	129	—
Total Liabilities	83	290	1,066	129	—
Net Assets	$200,172,689	$95,563,718	$64,135,636	$491,161,064	$1,029,381
Contract Owners' Equity
Net assets from accumulation units	$199,787,878	$93,736,804	$63,190,283	$490,164,108	$1,029,381
Net assets from contracts in payout	384,811	1,826,914	945,353	996,956	—
Total Net Assets	$200,172,689	$95,563,718	$64,135,636	$491,161,064	$1,029,381

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount
Assets:
Investments at fair value	$33,544,173	$18,749,627	$42,036,619	$86,976,471	$910,352,449
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	33,544,173	18,749,627	42,036,619	86,976,471	910,352,449
Liabilities:
Due to Brighthouse Life Insurance Company	29	20	28	29	253
Total Liabilities	29	20	28	29	253
Net Assets	$33,544,144	$18,749,607	$42,036,591	$86,976,442	$910,352,196
Contract Owners' Equity
Net assets from accumulation units	$33,476,527	$18,749,607	$41,993,635	$86,936,649	$908,400,101
Net assets from contracts in payout	67,617	—	42,956	39,793	1,952,095
Total Net Assets	$33,544,144	$18,749,607	$42,036,591	$86,976,442	$910,352,196

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount
Assets:
Investments at fair value	$228,944,648	$97,156,545	$48,714,961	$63,388,450	$102,441,398
Due from Brighthouse Life Insurance Company	—	—	124	—	—
Total Assets	228,944,648	97,156,545	48,715,085	63,388,450	102,441,398
Liabilities:
Due to Brighthouse Life Insurance Company	434	152	—	180	131
Total Liabilities	434	152	—	180	131
Net Assets	$228,944,214	$97,156,393	$48,715,085	$63,388,270	$102,441,267
Contract Owners' Equity
Net assets from accumulation units	$225,984,593	$96,262,146	$48,461,124	$62,457,484	$102,221,564
Net assets from contracts in payout	2,959,621	894,247	253,961	930,786	219,703
Total Net Assets	$228,944,214	$97,156,393	$48,715,085	$63,388,270	$102,441,267

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount	BNY Mellon Sustainable U.S. Equity Subaccount	Delaware VIP® Small Cap Value Subaccount	DWS Small Mid Cap Value VIP Subaccount
Assets:
Investments at fair value	$83,945,789	$41,430,346	$600,923	$7,828,771	$2,444,295
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	83,945,789	41,430,346	600,923	7,828,771	2,444,295
Liabilities:
Due to Brighthouse Life Insurance Company	151	95	15	32	28
Total Liabilities	151	95	15	32	28
Net Assets	$83,945,638	$41,430,251	$600,908	$7,828,739	$2,444,267
Contract Owners' Equity
Net assets from accumulation units	$82,694,260	$40,775,195	$600,908	$7,828,739	$2,444,267
Net assets from contracts in payout	1,251,378	655,056	—	—	—
Total Net Assets	$83,945,638	$41,430,251	$600,908	$7,828,739	$2,444,267

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	Fidelity® VIP Contrafund® Subaccount	Fidelity® VIP Dynamic Capital Appreciation Subaccount	Fidelity® VIP Equity-Income Subaccount	Fidelity® VIP Freedom 2020 Subaccount	Fidelity® VIP Freedom 2025 Subaccount
Assets:
Investments at fair value	$199,700,582	$1,787,854	$203,113,070	$481,355	$1,815,499
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	199,700,582	1,787,854	203,113,070	481,355	1,815,499
Liabilities:
Due to Brighthouse Life Insurance Company	159	27	22	13	12
Total Liabilities	159	27	22	13	12
Net Assets	$199,700,423	$1,787,827	$203,113,048	$481,342	$1,815,487
Contract Owners' Equity
Net assets from accumulation units	$198,791,939	$1,787,827	$202,753,257	$481,342	$1,815,487
Net assets from contracts in payout	908,484	—	359,791	—	—
Total Net Assets	$199,700,423	$1,787,827	$203,113,048	$481,342	$1,815,487

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Subaccount	Fidelity® VIP Freedom 2040 Subaccount	Fidelity® VIP Freedom 2050 Subaccount	Fidelity® VIP FundsManager 60% Subaccount	Fidelity® VIP High Income Subaccount
Assets:
Investments at fair value	$1,227,782	$974,226	$1,267,330	$411,493,639	$10,924,639
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	1,227,782	974,226	1,267,330	411,493,639	10,924,639
Liabilities:
Due to Brighthouse Life Insurance Company	21	18	19	—	9
Total Liabilities	21	18	19	—	9
Net Assets	$1,227,761	$974,208	$1,267,311	$411,493,639	$10,924,630
Contract Owners' Equity
Net assets from accumulation units	$1,227,761	$974,208	$1,267,311	$411,493,639	$10,908,907
Net assets from contracts in payout	—	—	—	—	15,723
Total Net Assets	$1,227,761	$974,208	$1,267,311	$411,493,639	$10,924,630

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Income VIP Subaccount	FTVIPT Franklin Mutual Shares VIP Subaccount	FTVIPT Franklin Rising Dividends VIP Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
Assets:
Investments at fair value	$214,443,301	$10,430,766	$8,555,328	$8,719,091	$20,069,410
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	214,443,301	10,430,766	8,555,328	8,719,091	20,069,410
Liabilities:
Due to Brighthouse Life Insurance Company	140	39	25	281	63
Total Liabilities	140	39	25	281	63
Net Assets	$214,443,161	$10,430,727	$8,555,303	$8,718,810	$20,069,347
Contract Owners' Equity
Net assets from accumulation units	$213,388,789	$10,263,541	$8,523,686	$8,718,810	$19,934,710
Net assets from contracts in payout	1,054,372	167,186	31,617	—	134,637
Total Net Assets	$214,443,161	$10,430,727	$8,555,303	$8,718,810	$20,069,347

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Developing Markets VIP Subaccount	FTVIPT Templeton Foreign VIP Subaccount	Invesco V.I. Comstock Subaccount	Invesco V.I. Diversified Dividend Subaccount	Invesco V.I. Equally- Weighted S&P 500 Subaccount
Assets:
Investments at fair value	$10,713,409	$32,676,269	$3,495,597	$361,732	$1,935,471
Due from Brighthouse Life Insurance Company	13	—	28	—	—
Total Assets	10,713,422	32,676,269	3,495,625	361,732	1,935,471
Liabilities:
Due to Brighthouse Life Insurance Company	—	47	—	10	6
Total Liabilities	—	47	—	10	6
Net Assets	$10,713,422	$32,676,222	$3,495,625	$361,722	$1,935,465
Contract Owners' Equity
Net assets from accumulation units	$10,713,422	$32,322,629	$3,211,886	$350,087	$1,899,899
Net assets from contracts in payout	—	353,593	283,739	11,635	35,566
Total Net Assets	$10,713,422	$32,676,222	$3,495,625	$361,722	$1,935,465

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	Invesco V.I. Equity and Income Subaccount	Invesco V.I. Government Securities Subaccount	Janus Henderson Enterprise Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Overseas Subaccount
Assets:
Investments at fair value	$29,288,875	$3,006,060	$10,967,635	$429,592	$24,870,962
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	29,288,875	3,006,060	10,967,635	429,592	24,870,962
Liabilities:
Due to Brighthouse Life Insurance Company	471	31	124	54	43
Total Liabilities	471	31	124	54	43
Net Assets	$29,288,404	$3,006,029	$10,967,511	$429,538	$24,870,919
Contract Owners' Equity
Net assets from accumulation units	$29,040,231	$2,899,817	$10,873,359	$429,538	$24,691,676
Net assets from contracts in payout	248,173	106,212	94,152	—	179,243
Total Net Assets	$29,288,404	$3,006,029	$10,967,511	$429,538	$24,870,919

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Aggressive Growth Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount
Assets:
Investments at fair value	$55,735,581	$222,495,561	$69,900,926	$96,272,714	$89,610,936
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	55,735,581	222,495,561	69,900,926	96,272,714	89,610,936
Liabilities:
Due to Brighthouse Life Insurance Company	5,995	216	181	253	187
Total Liabilities	5,995	216	181	253	187
Net Assets	$55,729,586	$222,495,345	$69,900,745	$96,272,461	$89,610,749
Contract Owners' Equity
Net assets from accumulation units	$55,649,096	$220,278,159	$68,444,928	$94,833,480	$87,904,520
Net assets from contracts in payout	80,490	2,217,186	1,455,817	1,438,981	1,706,229
Total Net Assets	$55,729,586	$222,495,345	$69,900,745	$96,272,461	$89,610,749

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2023

	LMPVET ClearBridge Variable Mid Cap Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	LMPVET Franklin Multi-Asset Variable Growth Subaccount	LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount
Assets:
Investments at fair value	$23,648,057	$40,073,642	$26,233,697	$17,028,797	$22,318,008
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	23,648,057	40,073,642	26,233,697	17,028,797	22,318,008
Liabilities:
Due to Brighthouse Life Insurance Company	60	149	24	37	12
Total Liabilities	60	149	24	37	12
Net Assets	$23,647,997	$40,073,493	$26,233,673	$17,028,760	$22,317,996
Contract Owners' Equity
Net assets from accumulation units	$23,466,902	$39,787,077	$25,626,382	$16,911,739	$22,058,210
Net assets from contracts in payout	181,095	286,416	607,291	117,021	259,786
Total Net Assets	$23,647,997	$40,073,493	$26,233,673	$17,028,760	$22,317,996

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Core Plus Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount	Morgan Stanley VIF Growth Subaccount	Pioneer Mid Cap Value VCT Subaccount	TAP 1919 Variable Socially Responsive Balanced Subaccount
Assets:
Investments at fair value	$29,936,413	$2,178,252	$6,708,037	$11,537,211	$35,889,085
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	29,936,413	2,178,252	6,708,037	11,537,211	35,889,085
Liabilities:
Due to Brighthouse Life Insurance Company	127	63	35	44	73
Total Liabilities	127	63	35	44	73
Net Assets	$29,936,286	$2,178,189	$6,708,002	$11,537,167	$35,889,012
Contract Owners' Equity
Net assets from accumulation units	$29,318,402	$2,102,722	$6,618,477	$11,494,625	$35,831,637
Net assets from contracts in payout	617,884	75,467	89,525	42,542	57,375
Total Net Assets	$29,936,286	$2,178,189	$6,708,002	$11,537,167	$35,889,012

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

	AB VPS Sustainable Global Thematic Subaccount	Alger Capital Appreciation Subaccount	American Funds® Global Growth Subaccount	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount
Investment Income:
Dividends	$71	$—	$687,148	$2,951	$810,405
Expenses:
Mortality and expense risk and other charges	3,678	21,720	1,167,170	19,065	3,579,413
Administrative charges	354	1,947	102,334	1,911	306,058
Total expenses	4,032	23,667	1,269,504	20,976	3,885,471
Net investment income (loss)	(3,961)	(23,667)	(582,356)	(18,025)	(3,075,066)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	15,291	—	6,064,126	17,461	13,081,538
Realized gains (losses) on sale of investments	3,300	(52,857)	2,358,060	(93,108)	5,819,486
Net realized gains (losses)	18,591	(52,857)	8,422,186	(75,647)	18,901,024
Change in unrealized gains (losses) on investments	17,039	519,290	6,739,182	232,294	53,856,037
Net realized and change in unrealized gains (losses) on investments	35,630	466,433	15,161,368	156,647	72,757,061
Net increase (decrease) in net assets resulting from operations	$31,669	$442,766	$14,579,012	$138,622	$69,681,995

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount
Investment Income:
Dividends	$1,994,461	$97,258	$80,637	$87,829	$45,668
Expenses:
Mortality and expense risk and other charges	2,457,224	42,828	23,739	31,481	14,882
Administrative charges	211,390	4,456	359	896	217
Total expenses	2,668,614	47,284	24,098	32,377	15,099
Net investment income (loss)	(674,153)	49,974	56,539	55,452	30,569
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,984,026	—	262,568	438,159	103,828
Realized gains (losses) on sale of investments	4,828,765	(102,293)	(143,829)	(142,414)	(83,341)
Net realized gains (losses)	12,812,791	(102,293)	118,739	295,745	20,487
Change in unrealized gains (losses) on investments	19,967,914	138,722	307,086	416,391	140,530
Net realized and change in unrealized gains (losses) on investments	32,780,705	36,429	425,825	712,136	161,017
Net increase (decrease) in net assets resulting from operations	$32,106,552	$86,403	$482,364	$767,588	$191,586

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ abrdn Emerging Markets Equity Subaccount	BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount
Investment Income:
Dividends	$2,683,868	$1,697,605	$715,924	$230,837	$160,434
Expenses:
Mortality and expense risk and other charges	629,829	727,672	982,523	362,284	47,728
Administrative charges	31,628	3,518	40,344	29,651	4,207
Total expenses	661,457	731,190	1,022,867	391,935	51,935
Net investment income (loss)	2,022,411	966,415	(306,943)	(161,098)	108,499
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	9,353,581	5,979,006	—	—
Realized gains (losses) on sale of investments	(902,766)	(850,467)	(947,084)	(546,267)	(52,593)
Net realized gains (losses)	(902,766)	8,503,114	5,031,922	(546,267)	(52,593)
Change in unrealized gains (losses) on investments	4,489,820	1,495,588	3,547,033	1,650,083	184,480
Net realized and change in unrealized gains (losses) on investments	3,587,054	9,998,702	8,578,955	1,103,816	131,887
Net increase (decrease) in net assets resulting from operations	$5,609,465	$10,965,117	$8,272,012	$942,718	$240,386

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount
Investment Income:
Dividends	$240,529	$979,076	$743,039	$2,549,387	$787,597
Expenses:
Mortality and expense risk and other charges	481,730	468,251	510,461	1,985,266	3,390,739
Administrative charges	45,702	25,311	35,140	181,009	88,810
Total expenses	527,432	493,562	545,601	2,166,275	3,479,549
Net investment income (loss)	(286,903)	485,514	197,438	383,112	(2,691,952)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,935,163	—	—	22,855,429	15,352,167
Realized gains (losses) on sale of investments	92,933	(930,023)	(664,006)	1,644,767	3,552,860
Net realized gains (losses)	2,028,096	(930,023)	(664,006)	24,500,196	18,905,027
Change in unrealized gains (losses) on investments	5,699,734	4,401,368	6,010,529	(12,123,163)	58,419,224
Net realized and change in unrealized gains (losses) on investments	7,727,830	3,471,345	5,346,523	12,377,033	77,324,251
Net increase (decrease) in net assets resulting from operations	$7,440,927	$3,956,859	$5,543,961	$12,760,145	$74,632,299

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount
Investment Income:
Dividends	$—	$104,663	$—	$—	$5,110
Expenses:
Mortality and expense risk and other charges	148,220	106,579	1,187,467	8,790,005	1,453
Administrative charges	7,523	4,469	895	367,469	—
Total expenses	155,743	111,048	1,188,362	9,157,474	1,453
Net investment income (loss)	(155,743)	(6,385)	(1,188,362)	(9,157,474)	3,657
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	647,130	3,725,426	39,888,590	—
Realized gains (losses) on sale of investments	(865,291)	(205,092)	511,272	(1,462,247)	(1,703)
Net realized gains (losses)	(865,291)	442,038	4,236,698	38,426,343	(1,703)
Change in unrealized gains (losses) on investments	2,035,812	408,374	15,173,548	236,470,326	26,502
Net realized and change in unrealized gains (losses) on investments	1,170,521	850,412	19,410,246	274,896,669	24,799
Net increase (decrease) in net assets resulting from operations	$1,014,778	$844,027	$18,221,884	$265,739,195	$28,456

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount
Investment Income:
Dividends	$599,613	$—	$780,163	$2,647,958	$3,622
Expenses:
Mortality and expense risk and other charges	545,907	99,189	464,530	1,419,917	1,032
Administrative charges	43,052	8,486	27,988	99,591	—
Total expenses	588,959	107,675	492,518	1,519,508	1,032
Net investment income (loss)	10,654	(107,675)	287,645	1,128,450	2,590
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	786,992	—	—	—	—
Realized gains (losses) on sale of investments	(60,660)	(1,488,128)	(529,450)	(2,935,080)	(9,327)
Net realized gains (losses)	726,332	(1,488,128)	(529,450)	(2,935,080)	(9,327)
Change in unrealized gains (losses) on investments	3,503,477	3,515,481	970,302	5,583,373	30,923
Net realized and change in unrealized gains (losses) on investments	4,229,809	2,027,353	440,852	2,648,293	21,596
Net increase (decrease) in net assets resulting from operations	$4,240,463	$1,919,678	$728,497	$3,776,743	$24,186

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount
Investment Income:
Dividends	$1,939,635	$2,283,775	$5,342,687	$—	$430,339
Expenses:
Mortality and expense risk and other charges	1,041,502	1,524,309	3,871,643	20,964	494,153
Administrative charges	—	—	287,301	1,845	40,863
Total expenses	1,041,502	1,524,309	4,158,944	22,809	535,016
Net investment income (loss)	898,133	759,466	1,183,743	(22,809)	(104,677)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	6,489,415	41,163,131	73,714	3,271,295
Realized gains (losses) on sale of investments	(932,155)	(1,253,924)	(3,968,622)	(28,832)	144,250
Net realized gains (losses)	(932,155)	5,235,491	37,194,509	44,882	3,415,545
Change in unrealized gains (losses) on investments	9,920,893	10,339,513	(16,524,339)	184,751	(1,077,865)
Net realized and change in unrealized gains (losses) on investments	8,988,738	15,575,004	20,670,170	229,633	2,337,680
Net increase (decrease) in net assets resulting from operations	$9,886,871	$16,334,470	$21,853,913	$206,824	$2,233,003
The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra- Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount
Investment Income:
Dividends	$2,348,930	$74,334	$2,745,810	$364,593	$1,347,255
Expenses:
Mortality and expense risk and other charges	1,056,422	2,257,448	1,943,817	140,013	504,444
Administrative charges	69,845	162,291	123,451	5,952	13,298
Total expenses	1,126,267	2,419,739	2,067,268	145,965	517,742
Net investment income (loss)	1,222,663	(2,345,405)	678,542	218,628	829,513
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	3,537,513	3,224	233,516	2,026,844
Realized gains (losses) on sale of investments	(2,043,934)	(217,263)	(1,115,569)	(503,324)	(599,723)
Net realized gains (losses)	(2,043,934)	3,320,250	(1,112,345)	(269,808)	1,427,121
Change in unrealized gains (losses) on investments	3,860,597	68,323,175	6,377,276	609,884	1,069,112
Net realized and change in unrealized gains (losses) on investments	1,816,663	71,643,425	5,264,931	340,076	2,496,233
Net increase (decrease) in net assets resulting from operations	$3,039,326	$69,298,020	$5,943,473	$558,704	$3,325,746

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Dimensional International Small Company Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount
Investment Income:
Dividends	$9,793,250	$15,856,286	$8,639	$10,972	$4,130,463
Expenses:
Mortality and expense risk and other charges	4,298,025	8,273,153	21,982	8,754	2,385,231
Administrative charges	115,085	341,106	2,045	694	10,727
Total expenses	4,413,110	8,614,259	24,027	9,448	2,395,958
Net investment income (loss)	5,380,140	7,242,027	(15,388)	1,524	1,734,505
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	25,890,906	61,153,337	188,979	15,284	1,454,124
Realized gains (losses) on sale of investments	(10,735,420)	(3,138,450)	3,645	(19,315)	(385,446)
Net realized gains (losses)	15,155,486	58,014,887	192,624	(4,031)	1,068,678
Change in unrealized gains (losses) on investments	15,047,963	9,749,207	21,992	53,268	26,853,174
Net realized and change in unrealized gains (losses) on investments	30,203,449	67,764,094	214,616	49,237	27,921,852
Net increase (decrease) in net assets resulting from operations	$35,583,589	$75,006,121	$199,228	$50,761	$29,656,357

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Investment Income:
Dividends	$1,264,516	$—	$—	$—	$982,103
Expenses:
Mortality and expense risk and other charges	1,447,283	806,333	5,417,128	19,692	392,124
Administrative charges	110,919	70,463	76,203	1,531	—
Total expenses	1,558,202	876,796	5,493,331	21,223	392,124
Net investment income (loss)	(293,686)	(876,796)	(5,493,331)	(21,223)	589,979
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,279,853	—	—	54,222	—
Realized gains (losses) on sale of investments	(1,129,991)	(1,883,603)	(5,089,996)	(23,796)	(565,749)
Net realized gains (losses)	9,149,862	(1,883,603)	(5,089,996)	30,426	(565,749)
Change in unrealized gains (losses) on investments	(3,628,996)	12,142,157	186,154,143	135,684	1,276,895
Net realized and change in unrealized gains (losses) on investments	5,520,866	10,258,554	181,064,147	166,110	711,146
Net increase (decrease) in net assets resulting from operations	$5,227,180	$9,381,758	$175,570,816	$144,887	$1,301,125

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Investment Income:
Dividends	$221,279	$1,026,144	$1,089,212	$11,837,761	$4,579,000
Expenses:
Mortality and expense risk and other charges	192,774	453,367	958,831	10,303,339	3,093,466
Administrative charges	—	670	2,422	97,078	207,844
Total expenses	192,774	454,037	961,253	10,400,417	3,301,310
Net investment income (loss)	28,505	572,107	127,959	1,437,344	1,277,690
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,132,272	—	1,431,827	56,486,386	11,685,619
Realized gains (losses) on sale of investments	(106,215)	(238,605)	(312,409)	19,527,533	(1,406,759)
Net realized gains (losses)	1,026,057	(238,605)	1,119,418	76,013,919	10,278,860
Change in unrealized gains (losses) on investments	1,378,243	5,809,091	10,719,338	108,920,362	7,001,119
Net realized and change in unrealized gains (losses) on investments	2,404,300	5,570,486	11,838,756	184,934,281	17,279,979
Net increase (decrease) in net assets resulting from operations	$2,432,805	$6,142,593	$11,966,715	$186,371,625	$18,557,669

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
Investment Income:
Dividends	$1,766,315	$53,300	$—	$—	$5,633,826
Expenses:
Mortality and expense risk and other charges	1,367,479	612,550	805,624	1,184,787	1,308,408
Administrative charges	85,508	26,438	57,260	29,753	109,147
Total expenses	1,452,987	638,988	862,884	1,214,540	1,417,555
Net investment income (loss)	313,328	(585,688)	(862,884)	(1,214,540)	4,216,271
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,393,410	4,188,550	—	2,676,850	—
Realized gains (losses) on sale of investments	(605,846)	413,602	(1,354,481)	(1,104,121)	(4,144,651)
Net realized gains (losses)	10,787,564	4,602,152	(1,354,481)	1,572,729	(4,144,651)
Change in unrealized gains (losses) on investments	(5,201,190)	2,191,476	22,834,623	17,181,587	6,123,594
Net realized and change in unrealized gains (losses) on investments	5,586,374	6,793,628	21,480,142	18,754,316	1,978,943
Net increase (decrease) in net assets resulting from operations	$5,899,702	$6,207,940	$20,617,258	$17,539,776	$6,195,214

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	BHFTII Western Asset Management U.S. Government Subaccount	BNY Mellon Sustainable U.S. Equity Subaccount	Delaware VIP® Small Cap Value Subaccount	DWS Small Mid Cap Value VIP Subaccount	Fidelity® VIP Contrafund® Subaccount
Investment Income:
Dividends	$1,001,093	$3,273	$72,385	$19,236	$508,040
Expenses:
Mortality and expense risk and other charges	513,366	11,047	47,613	44,258	2,453,026
Administrative charges	33,169	853	39	3,529	101,526
Total expenses	546,535	11,900	47,652	47,787	2,554,552
Net investment income (loss)	454,558	(8,627)	24,733	(28,551)	(2,046,512)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	73,284	319,768	94,130	6,759,710
Realized gains (losses) on sale of investments	(932,413)	49,948	202,302	(84,460)	6,616,749
Net realized gains (losses)	(932,413)	123,232	522,070	9,670	13,376,459
Change in unrealized gains (losses) on investments	1,909,002	(3,271)	88,805	296,378	39,199,383
Net realized and change in unrealized gains (losses) on investments	976,589	119,961	610,875	306,048	52,575,842
Net increase (decrease) in net assets resulting from operations	$1,431,147	$111,334	$635,608	$277,497	$50,529,330

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Dynamic Capital Appreciation Subaccount	Fidelity® VIP Equity-Income Subaccount	Fidelity® VIP Freedom 2020 Subaccount	Fidelity® VIP Freedom 2025 Subaccount	Fidelity® VIP Freedom 2030 Subaccount
Investment Income:
Dividends	$1,932	$3,750,527	$14,948	$46,274	$24,504
Expenses:
Mortality and expense risk and other charges	21,343	2,480,270	4,736	15,580	9,246
Administrative charges	1,549	5,399	11	—	7
Total expenses	22,892	2,485,669	4,747	15,580	9,253
Net investment income (loss)	(20,960)	1,264,858	10,201	30,694	15,251
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	83,398	5,640,989	3,942	—	—
Realized gains (losses) on sale of investments	31,989	1,875,853	(21,763)	(9,046)	(1,029)
Net realized gains (losses)	115,387	7,516,842	(17,821)	(9,046)	(1,029)
Change in unrealized gains (losses) on investments	300,899	8,785,193	64,660	184,233	113,855
Net realized and change in unrealized gains (losses) on investments	416,286	16,302,035	46,839	175,187	112,826
Net increase (decrease) in net assets resulting from operations	$395,326	$17,566,893	$57,040	$205,881	$128,077

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	Fidelity® VIP Freedom 2040 Subaccount	Fidelity® VIP Freedom 2050 Subaccount	Fidelity® VIP FundsManager 60% Subaccount	Fidelity® VIP High Income Subaccount	Fidelity® VIP Mid Cap Subaccount
Investment Income:
Dividends	$12,001	$14,105	$9,409,011	$601,563	$783,801
Expenses:
Mortality and expense risk and other charges	7,006	8,718	8,633,011	134,946	2,524,304
Administrative charges	9	6	—	7	84,037
Total expenses	7,015	8,724	8,633,011	134,953	2,608,341
Net investment income (loss)	4,986	5,381	776,000	466,610	(1,824,540)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,260	13,937	—	—	5,861,910
Realized gains (losses) on sale of investments	(6,436)	(4,984)	(20,900,891)	(314,201)	614,441
Net realized gains (losses)	3,824	8,953	(20,900,891)	(314,201)	6,476,351
Change in unrealized gains (losses) on investments	124,011	154,088	69,181,212	790,543	21,359,819
Net realized and change in unrealized gains (losses) on investments	127,835	163,041	48,280,321	476,342	27,836,170
Net increase (decrease) in net assets resulting from operations	$132,821	$168,422	$49,056,321	$942,952	$26,011,630

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Income VIP Subaccount	FTVIPT Franklin Mutual Shares VIP Subaccount	FTVIPT Franklin Rising Dividends VIP Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount
Investment Income:
Dividends	$545,613	$155,627	$84,487	$—	$217,519
Expenses:
Mortality and expense risk and other charges	172,704	124,803	157,158	296,020	122,655
Administrative charges	15,754	12,622	13,344	19,549	169
Total expenses	188,458	137,425	170,502	315,569	122,824
Net investment income (loss)	357,155	18,202	(86,015)	(315,569)	94,695
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	661,458	716,308	969,634	—	7,891
Realized gains (losses) on sale of investments	(70,819)	(96,697)	137,360	(1,241,436)	(180,879)
Net realized gains (losses)	590,639	619,611	1,106,994	(1,241,436)	(172,988)
Change in unrealized gains (losses) on investments	(266,525)	290,399	(184,850)	5,689,968	1,201,687
Net realized and change in unrealized gains (losses) on investments	324,114	910,010	922,144	4,448,532	1,028,699
Net increase (decrease) in net assets resulting from operations	$681,269	$928,212	$836,129	$4,132,963	$1,123,394

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	FTVIPT Templeton Foreign VIP Subaccount	Invesco V.I. Comstock Subaccount	Invesco V.I. Diversified Dividend Subaccount	Invesco V.I. Equally-Weighted S&P 500 Subaccount	Invesco V.I. Equity and Income Subaccount
Investment Income:
Dividends	$1,025,983	$60,135	$6,176	$21,527	$508,780
Expenses:
Mortality and expense risk and other charges	535,941	51,585	9,296	38,221	453,225
Administrative charges	37,898	5,051	661	2,745	45,007
Total expenses	573,839	56,636	9,957	40,966	498,232
Net investment income (loss)	452,144	3,499	(3,781)	(19,439)	10,548
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	370,168	29,334	138,364	1,538,566
Realized gains (losses) on sale of investments	(118,150)	145,153	42,525	(11,209)	305,464
Net realized gains (losses)	(118,150)	515,321	71,859	127,155	1,844,030
Change in unrealized gains (losses) on investments	5,174,099	(170,467)	(43,205)	85,759	478,484
Net realized and change in unrealized gains (losses) on investments	5,055,949	344,854	28,654	212,914	2,322,514
Net increase (decrease) in net assets resulting from operations	$5,508,093	$348,353	$24,873	$193,475	$2,333,062

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Government Securities Subaccount	Janus Henderson Enterprise Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Overseas Subaccount	LMPVET ClearBridge Variable Aggressive Growth Subaccount
Investment Income:
Dividends	$57,522	$9,598	$3,049	$356,982	$154,175
Expenses:
Mortality and expense risk and other charges	52,700	142,340	2,211	325,838	608,376
Administrative charges	4,781	10,948	8	3,508	68
Total expenses	57,481	153,288	2,219	329,346	608,444
Net investment income (loss)	41	(143,690)	830	27,636	(454,269)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	818,006	11,487	—	5,195,614
Realized gains (losses) on sale of investments	(54,211)	201,227	6,470	120,859	(1,196,263)
Net realized gains (losses)	(54,211)	1,019,233	17,957	120,859	3,999,351
Change in unrealized gains (losses) on investments	135,954	735,484	71,524	2,069,031	7,149,099
Net realized and change in unrealized gains (losses) on investments	81,743	1,754,717	89,481	2,189,890	11,148,450
Net increase (decrease) in net assets resulting from operations	$81,784	$1,611,027	$90,311	$2,217,526	$10,694,181

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2023

	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount	LMPVET ClearBridge Variable Mid Cap Subaccount
Investment Income:
Dividends	$2,003,333	$1,384,996	$—	$1,090,303	$29,137
Expenses:
Mortality and expense risk and other charges	3,009,780	1,183,700	1,248,280	1,111,216	363,501
Administrative charges	295,521	102,867	88,260	97,057	34,196
Total expenses	3,305,301	1,286,567	1,336,540	1,208,273	397,697
Net investment income (loss)	(1,301,968)	98,429	(1,336,540)	(117,970)	(368,560)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,895,742	9,845,381	762,780	6,366,493	141,734
Realized gains (losses) on sale of investments	11,349,985	2,836,712	4,214,374	1,438,833	518,452
Net realized gains (losses)	17,245,727	12,682,093	4,977,154	7,805,326	660,186
Change in unrealized gains (losses) on investments	19,507,294	(4,824,321)	26,814,758	3,299,793	2,106,074
Net realized and change in unrealized gains (losses) on investments	36,753,021	7,857,772	31,791,912	11,105,119	2,766,260
Net increase (decrease) in net assets resulting from operations	$35,451,053	$7,956,201	$30,455,372	$10,987,149	$2,397,700

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	LMPVET Franklin Multi-Asset Variable Growth Subaccount	LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount	LMPVIT Western Asset Core Plus Subaccount
Investment Income:
Dividends	$—	$590,658	$190,607	$380,734	$1,130,632
Expenses:
Mortality and expense risk and other charges	565,569	333,367	203,496	273,691	457,777
Administrative charges	39,352	38,293	24,356	32,390	43,818
Total expenses	604,921	371,660	227,852	306,081	501,595
Net investment income (loss)	(604,921)	218,998	(37,245)	74,653	629,037
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	735,502	575,572	—
Realized gains (losses) on sale of investments	499,755	135,795	(109,271)	45,705	(1,254,546)
Net realized gains (losses)	499,755	135,795	626,231	621,277	(1,254,546)
Change in unrealized gains (losses) on investments	2,748,482	2,773,384	2,092,598	2,555,650	2,124,631
Net realized and change in unrealized gains (losses) on investments	3,248,237	2,909,179	2,718,829	3,176,927	870,085
Net increase (decrease) in net assets resulting from operations	$2,643,316	$3,128,177	$2,681,584	$3,251,580	$1,499,122

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2023

	LMPVIT Western Asset Variable Global High Yield Bond Subaccount	Morgan Stanley VIF Growth Subaccount	Pioneer Mid Cap Value VCT Subaccount	TAP 1919 Variable Socially Responsive Balanced Subaccount
Investment Income:
Dividends	$120,087	$—	$203,366	$354,999
Expenses:
Mortality and expense risk and other charges	37,641	99,472	187,231	403,146
Administrative charges	3,249	8,861	17,333	8,333
Total expenses	40,890	108,333	204,564	411,479
Net investment income (loss)	79,197	(108,333)	(1,198)	(56,480)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	1,368,890	1,356,901
Realized gains (losses) on sale of investments	(63,991)	(648,763)	(754,246)	249,142
Net realized gains (losses)	(63,991)	(648,763)	614,644	1,606,043
Change in unrealized gains (losses) on investments	158,439	2,986,943	525,978	4,251,431
Net realized and change in unrealized gains (losses) on investments	94,448	2,338,180	1,140,622	5,857,474
Net increase (decrease) in net assets resulting from operations	$173,645	$2,229,847	$1,139,424	$5,800,994

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

	AB VPS Sustainable Global Thematic Subaccount		Alger Capital Appreciation Subaccount		American Funds® Global Growth Subaccount		American Funds® Global Small Capitalization Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,961)	$(4,359)	$(23,667)	$(33,259)	$(582,356)	$(815,388)	$(18,025)	$(22,891)
Net realized gains (losses)	18,591	36,057	(52,857)	39,180	8,422,186	12,510,883	(75,647)	483,038
Change in unrealized gains (losses) on investments	17,039	(128,473)	519,290	(933,049)	6,739,182	(40,450,413)	232,294	(1,035,828)
Net increase (decrease) in net assets resulting from operations	31,669	(96,775)	442,766	(927,128)	14,579,012	(28,754,918)	138,622	(575,681)
Contract Transactions:
Purchase payments received from contract owners	7,831	—	42,353	4,579	699,010	446,766	3,893	789
Net transfers (including fixed account)	2,096	17,129	(28,239)	43,008	(910,350)	(1,550,791)	11,390	29,665
Contract charges	(105)	(130)	(241)	(240)	(7,401)	(8,578)	(364)	(409)
Transfers for contract benefits and terminations	(8,477)	(30,845)	(347,244)	(295,995)	(10,156,492)	(7,435,732)	(308,382)	(41,902)
Net increase (decrease) in net assets resulting from contract transactions	1,345	(13,846)	(333,371)	(248,648)	(10,375,233)	(8,548,335)	(293,463)	(11,857)
Net increase (decrease) in net assets	33,014	(110,621)	109,395	(1,175,776)	4,203,779	(37,303,253)	(154,841)	(587,538)
Net Assets:
Beginning of year	229,647	340,268	1,328,480	2,504,256	75,825,259	113,128,512	1,279,577	1,867,115
End of year	$262,661	$229,647	$1,437,875	$1,328,480	$80,029,038	$75,825,259	$1,124,736	$1,279,577

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount		American Funds® The Bond Fund of America Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,075,066)	$(3,373,757)	$(674,153)	$(847,490)	$49,974	$43,059
Net realized gains (losses)	18,901,024	42,044,787	12,812,791	20,414,443	(102,293)	(22,527)
Change in unrealized gains (losses) on investments	53,856,037	(136,953,811)	19,967,914	(53,833,420)	138,722	(566,239)
Net increase (decrease) in net assets resulting from operations	69,681,995	(98,282,781)	32,106,552	(34,266,467)	86,403	(545,707)
Contract Transactions:
Purchase payments received from contract owners	1,166,783	1,595,133	629,680	715,421	16,697	9,763
Net transfers (including fixed account)	(2,975,869)	118,640	(2,119,478)	(1,886,059)	55,264	(121,645)
Contract charges	(20,401)	(22,133)	(15,467)	(17,278)	(909)	(1,101)
Transfers for contract benefits and terminations	(30,432,983)	(23,765,772)	(20,879,244)	(14,161,292)	(409,033)	(628,339)
Net increase (decrease) in net assets resulting from contract transactions	(32,262,470)	(22,074,132)	(22,384,509)	(15,349,208)	(337,981)	(741,322)
Net increase (decrease) in net assets	37,419,525	(120,356,913)	9,722,043	(49,615,675)	(251,578)	(1,287,029)
Net Assets:
Beginning of year	206,241,058	326,597,971	146,029,068	195,644,743	3,020,522	4,307,551
End of year	$243,660,583	$206,241,058	$155,751,111	$146,029,068	$2,768,944	$3,020,522

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$56,539	$26,397	$55,452	$13,846	$30,569	$18,426	$2,022,411	$2,061,296
Net realized gains (losses)	118,739	457,444	295,745	682,620	20,487	116,932	(902,766)	(790,331)
Change in unrealized gains (losses) on investments	307,086	(1,219,054)	416,391	(1,718,429)	140,530	(590,864)	4,489,820	(8,206,818)
Net increase (decrease) in net assets resulting from operations	482,364	(735,213)	767,588	(1,021,963)	191,586	(455,506)	5,609,465	(6,935,853)
Contract Transactions:
Purchase payments received from contract owners	182,170	190,702	241,144	330,348	173,189	110,762	930,861	900,551
Net transfers (including fixed account)	(172,203)	95,532	(102,477)	(49,101)	(182,557)	(247,358)	(83,313)	(1,104,765)
Contract charges	(329)	(275)	(136)	(45)	(18)	(73)	(14,036)	(16,027)
Transfers for contract benefits and terminations	(615,371)	(357,013)	(847,680)	(218,089)	(248,338)	(524,134)	(5,166,343)	(5,781,230)
Net increase (decrease) in net assets resulting from contract transactions	(605,733)	(71,054)	(709,149)	63,113	(257,724)	(660,803)	(4,332,831)	(6,001,471)
Net increase (decrease) in net assets	(123,369)	(806,267)	58,439	(958,850)	(66,138)	(1,116,309)	1,276,634	(12,937,324)
Net Assets:
Beginning of year	3,457,097	4,263,364	4,351,158	5,310,008	1,795,502	2,911,811	49,688,288	62,625,612
End of year	$3,333,728	$3,457,097	$4,409,597	$4,351,158	$1,729,364	$1,795,502	$50,964,922	$49,688,288

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/abrdn Emerging Markets Equity Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$966,415	$91,920	$(306,943)	$(641,098)	$(161,098)	$(250,004)
Net realized gains (losses)	8,503,114	5,791,332	5,031,922	14,140,980	(546,267)	3,199,607
Change in unrealized gains (losses) on investments	1,495,588	(22,156,366)	3,547,033	(26,295,426)	1,650,083	(11,176,297)
Net increase (decrease) in net assets resulting from operations	10,965,117	(16,273,114)	8,272,012	(12,795,544)	942,718	(8,226,694)
Contract Transactions:
Purchase payments received from contract owners	1,731,893	1,862,254	845,773	738,803	208,239	318,130
Net transfers (including fixed account)	(1,186,400)	(327,253)	(575,337)	(1,426,503)	392,933	1,254,088
Contract charges	(35,318)	(37,277)	(21,293)	(24,080)	(2,990)	(3,395)
Transfers for contract benefits and terminations	(5,748,411)	(3,984,220)	(6,954,456)	(6,437,883)	(2,374,060)	(2,267,941)
Net increase (decrease) in net assets resulting from contract transactions	(5,238,236)	(2,486,496)	(6,705,313)	(7,149,663)	(1,775,878)	(699,118)
Net increase (decrease) in net assets	5,726,881	(18,759,610)	1,566,699	(19,945,207)	(833,160)	(8,925,812)
Net Assets:
Beginning of year	59,203,400	77,963,010	72,060,078	92,005,285	21,434,132	30,359,944
End of year	$64,930,281	$59,203,400	$73,626,777	$72,060,078	$20,600,972	$21,434,132

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$108,499	$51,384	$(286,903)	$(356,296)	$485,514	$1,272,386	$197,438	$306,069
Net realized gains (losses)	(52,593)	(25,947)	2,028,096	8,468,253	(930,023)	3,917,768	(664,006)	1,195,885
Change in unrealized gains (losses) on investments	184,480	(140,084)	5,699,734	(17,198,878)	4,401,368	(18,634,665)	6,010,529	(8,831,423)
Net increase (decrease) in net assets resulting from operations	240,386	(114,647)	7,440,927	(9,086,921)	3,956,859	(13,444,511)	5,543,961	(7,329,469)
Contract Transactions:
Purchase payments received from contract owners	—	194	147,426	105,932	872,572	816,238	772,048	574,734
Net transfers (including fixed account)	(467,838)	(175,902)	(357,263)	(219,135)	918,119	(254,655)	(903,917)	(653,109)
Contract charges	(45)	(41)	(15,271)	(16,334)	(8,476)	(10,201)	(4,719)	(5,065)
Transfers for contract benefits and terminations	(280,090)	(149,513)	(3,995,159)	(3,196,680)	(3,792,029)	(4,186,171)	(3,949,973)	(3,241,772)
Net increase (decrease) in net assets resulting from contract transactions	(747,973)	(325,262)	(4,220,267)	(3,326,217)	(2,009,814)	(3,634,789)	(4,086,561)	(3,325,212)
Net increase (decrease) in net assets	(507,587)	(439,909)	3,220,660	(12,413,138)	1,947,045	(17,079,300)	1,457,400	(10,654,681)
Net Assets:
Beginning of year	3,032,833	3,472,742	33,274,007	45,687,145	36,596,341	53,675,641	32,975,441	43,630,122
End of year	$2,525,246	$3,032,833	$36,494,667	$33,274,007	$38,543,386	$36,596,341	$34,432,841	$32,975,441

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$383,112	$272,659	$(2,691,952)	$(3,598,949)	$(155,743)	$(174,573)
Net realized gains (losses)	24,500,196	26,817,957	18,905,027	43,291,095	(865,291)	2,946,999
Change in unrealized gains (losses) on investments	(12,123,163)	(28,689,637)	58,419,224	(160,114,247)	2,035,812	(8,577,232)
Net increase (decrease) in net assets resulting from operations	12,760,145	(1,599,021)	74,632,299	(120,422,101)	1,014,778	(5,804,806)
Contract Transactions:
Purchase payments received from contract owners	1,723,563	581,862	3,261,422	3,109,053	279,123	254,822
Net transfers (including fixed account)	(1,812,310)	(4,584,521)	(3,017,513)	(1,242,865)	(35,893)	386,664
Contract charges	(35,652)	(39,227)	(65,361)	(68,873)	(1,585)	(1,853)
Transfers for contract benefits and terminations	(16,453,047)	(16,434,400)	(22,793,396)	(21,581,189)	(1,050,713)	(1,109,355)
Net increase (decrease) in net assets resulting from contract transactions	(16,577,446)	(20,476,286)	(22,614,848)	(19,783,874)	(809,068)	(469,722)
Net increase (decrease) in net assets	(3,817,301)	(22,075,307)	52,017,451	(140,205,975)	205,710	(6,274,528)
Net Assets:
Beginning of year	134,819,600	156,894,907	234,355,322	374,561,297	10,041,309	16,315,837
End of year	$131,002,299	$134,819,600	$286,372,773	$234,355,322	$10,247,019	$10,041,309

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount		BHFTI MetLife Multi-Index Targeted Risk Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(6,385)	$(26,628)	$(1,188,362)	$(1,304,680)	$(9,157,474)	$(8,610,626)	$3,657	$2,350
Net realized gains (losses)	442,038	2,886,953	4,236,698	15,976,118	38,426,343	50,370,352	(1,703)	17,427
Change in unrealized gains (losses) on investments	408,374	(4,279,085)	15,173,548	(46,733,292)	236,470,326	(276,017,669)	26,502	(71,256)
Net increase (decrease) in net assets resulting from operations	844,027	(1,418,760)	18,221,884	(32,061,854)	265,739,195	(234,257,943)	28,456	(51,479)
Contract Transactions:
Purchase payments received from contract owners	198,734	176,040	810,164	937,347	6,487,467	4,598,996	22,987	23,996
Net transfers (including fixed account)	(15,243)	(112,596)	(826,560)	(1,532,013)	(10,952,274)	325,752	(1,803)	6,572
Contract charges	(1,383)	(1,603)	(40,403)	(44,551)	(244,439)	(241,828)	(23)	(23)
Transfers for contract benefits and terminations	(951,947)	(870,493)	(11,096,779)	(11,442,251)	(59,553,511)	(49,088,382)	(135)	(8,944)
Net increase (decrease) in net assets resulting from contract transactions	(769,839)	(808,652)	(11,153,578)	(12,081,468)	(64,262,757)	(44,405,462)	21,026	21,601
Net increase (decrease) in net assets	74,188	(2,227,412)	7,068,306	(44,143,322)	201,476,438	(278,663,405)	49,482	(29,878)
Net Assets:
Beginning of year	7,944,134	10,171,546	92,135,736	136,279,058	551,329,663	829,993,068	200,585	230,463
End of year	$8,018,322	$7,944,134	$99,204,042	$92,135,736	$752,806,101	$551,329,663	$250,067	$200,585

(a) For the period April 29, 2022 to December 31, 2022.
The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,654	$137,804	$(107,675)	$(142,468)	$287,645	$1,864,455
Net realized gains (losses)	726,332	3,129,482	(1,488,128)	2,086,312	(529,450)	(105,071)
Change in unrealized gains (losses) on investments	3,503,477	(13,082,687)	3,515,481	(10,820,858)	970,302	(7,034,303)
Net increase (decrease) in net assets resulting from operations	4,240,463	(9,815,401)	1,919,678	(8,877,014)	728,497	(5,274,919)
Contract Transactions:
Purchase payments received from contract owners	487,693	22,510	54,570	54,132	1,113,175	810,238
Net transfers (including fixed account)	(391,906)	293,423	(140,723)	1,141,175	538,620	509,716
Contract charges	(12,860)	(14,354)	(363)	(456)	(4,941)	(5,939)
Transfers for contract benefits and terminations	(4,523,109)	(3,456,525)	(634,872)	(1,095,620)	(3,872,615)	(3,039,302)
Net increase (decrease) in net assets resulting from contract transactions	(4,440,182)	(3,154,946)	(721,388)	99,231	(2,225,761)	(1,725,287)
Net increase (decrease) in net assets	(199,719)	(12,970,347)	1,198,290	(8,777,783)	(1,497,264)	(7,000,206)
Net Assets:
Beginning of year	39,792,375	52,762,722	5,234,970	14,012,753	34,300,444	41,300,650
End of year	$39,592,656	$39,792,375	$6,433,260	$5,234,970	$32,803,180	$34,300,444

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,128,450	$1,328,512	$2,590	$1,425	$898,133	$1,577,711	$759,466	$1,940,202
Net realized gains (losses)	(2,935,080)	(1,715,637)	(9,327)	10,017	(932,155)	14,207,650	5,235,491	21,780,154
Change in unrealized gains (losses) on investments	5,583,373	(19,000,205)	30,923	(55,809)	9,920,893	(32,648,683)	10,339,513	(48,848,918)
Net increase (decrease) in net assets resulting from operations	3,776,743	(19,387,330)	24,186	(44,367)	9,886,871	(16,863,322)	16,334,470	(25,128,562)
Contract Transactions:
Purchase payments received from contract owners	2,385,055	716,973	22,521	23,535	1,129,900	1,378,419	1,864,640	2,115,107
Net transfers (including fixed account)	352,357	(233,330)	8,017	15,924	(1,010,765)	(1,530,412)	(927,524)	(1,216,278)
Contract charges	(16,382)	(20,105)	(15)	(9)	(69,118)	(74,082)	(88,169)	(93,530)
Transfers for contract benefits and terminations	(12,059,865)	(11,124,466)	(75,052)	(10,055)	(6,226,521)	(5,624,947)	(9,798,626)	(8,171,481)
Net increase (decrease) in net assets resulting from contract transactions	(9,338,835)	(10,660,928)	(44,529)	29,395	(6,176,504)	(5,851,022)	(8,949,679)	(7,366,182)
Net increase (decrease) in net assets	(5,562,092)	(30,048,258)	(20,343)	(14,972)	3,710,367	(22,714,344)	7,384,791	(32,494,744)
Net Assets:
Beginning of year	95,027,554	125,075,812	184,606	199,578	81,464,733	104,179,077	118,523,970	151,018,714
End of year	$89,465,462	$95,027,554	$164,263	$184,606	$85,175,100	$81,464,733	$125,908,761	$118,523,970

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,183,743	$509,439	$(22,809)	$(24,666)	$(104,677)	$(48,109)
Net realized gains (losses)	37,194,509	40,773,797	44,882	226,184	3,415,545	4,642,828
Change in unrealized gains (losses) on investments	(16,524,339)	(63,244,860)	184,751	(612,309)	(1,077,865)	(6,194,866)
Net increase (decrease) in net assets resulting from operations	21,853,913	(21,961,624)	206,824	(410,791)	2,233,003	(1,600,147)
Contract Transactions:
Purchase payments received from contract owners	4,555,592	2,529,943	—	117	265,632	209,954
Net transfers (including fixed account)	(186,947)	(8,961,316)	13,845	(32,871)	(65,948)	(1,295,384)
Contract charges	(67,846)	(80,072)	(147)	(176)	(2,003)	(2,562)
Transfers for contract benefits and terminations	(29,248,816)	(26,826,069)	(64,501)	(95,246)	(2,869,537)	(3,470,994)
Net increase (decrease) in net assets resulting from contract transactions	(24,948,017)	(33,337,514)	(50,803)	(128,176)	(2,671,856)	(4,558,986)
Net increase (decrease) in net assets	(3,094,104)	(55,299,138)	156,021	(538,967)	(438,853)	(6,159,133)
Net Assets:
Beginning of year	292,210,907	347,510,045	1,196,798	1,735,765	30,067,188	36,226,321
End of year	$289,116,803	$292,210,907	$1,352,819	$1,196,798	$29,628,335	$30,067,188

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,222,663	$1,151,552	$(2,345,405)	$(2,523,092)	$678,542	$(2,126,871)	$218,628	$189,182
Net realized gains (losses)	(2,043,934)	(1,466,172)	3,320,250	52,246,320	(1,112,345)	284,561	(269,808)	249,733
Change in unrealized gains (losses) on investments	3,860,597	(15,148,868)	68,323,175	(150,321,774)	6,377,276	2,000,660	609,884	(2,339,885)
Net increase (decrease) in net assets resulting from operations	3,039,326	(15,463,488)	69,298,020	(100,598,546)	5,943,473	158,350	558,704	(1,900,970)
Contract Transactions:
Purchase payments received from contract owners	1,581,643	1,096,040	1,659,126	1,124,974	10,086,357	9,161,885	214,096	138,316
Net transfers (including fixed account)	1,839,982	(2,027,070)	(1,229,566)	(2,336,629)	329,068	9,540,631	70,300	439,670
Contract charges	(18,169)	(20,957)	(37,324)	(39,847)	(51,875)	(55,460)	(3,555)	(4,132)
Transfers for contract benefits and terminations	(9,516,256)	(9,286,680)	(17,696,116)	(16,128,356)	(19,054,301)	(18,573,824)	(2,588,478)	(2,093,968)
Net increase (decrease) in net assets resulting from contract transactions	(6,112,800)	(10,238,667)	(17,303,880)	(17,379,858)	(8,690,751)	73,232	(2,307,637)	(1,520,114)
Net increase (decrease) in net assets	(3,073,474)	(25,702,155)	51,994,140	(117,978,404)	(2,747,278)	231,582	(1,748,933)	(3,421,084)
Net Assets:
Beginning of year	77,583,757	103,285,912	151,827,175	269,805,579	163,317,472	163,085,890	10,582,319	14,003,403
End of year	$74,510,283	$77,583,757	$203,821,315	$151,827,175	$160,570,194	$163,317,472	$8,833,386	$10,582,319

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$829,513	$549,160	$5,380,140	$2,499,742	$7,242,027	$758,378
Net realized gains (losses)	1,427,121	2,384,833	15,155,486	19,982,094	58,014,887	39,140,549
Change in unrealized gains (losses) on investments	1,069,112	(10,706,444)	15,047,963	(90,144,967)	9,749,207	(167,611,671)
Net increase (decrease) in net assets resulting from operations	3,325,746	(7,772,451)	35,583,589	(67,663,131)	75,006,121	(127,712,744)
Contract Transactions:
Purchase payments received from contract owners	580,620	659,909	3,532,824	4,239,482	7,049,510	7,447,708
Net transfers (including fixed account)	(1,020,596)	(1,293,788)	61,582	(4,474,781)	1,130,105	(3,219,829)
Contract charges	(19,402)	(21,481)	(168,308)	(183,468)	(240,110)	(254,166)
Transfers for contract benefits and terminations	(3,354,010)	(5,556,255)	(35,931,676)	(36,732,491)	(44,124,022)	(42,260,994)
Net increase (decrease) in net assets resulting from contract transactions	(3,813,388)	(6,211,615)	(32,505,578)	(37,151,258)	(36,184,517)	(38,287,281)
Net increase (decrease) in net assets	(487,642)	(13,984,066)	3,078,011	(104,814,389)	38,821,604	(166,000,025)
Net Assets:
Beginning of year	38,926,080	52,910,146	314,622,144	419,436,533	505,661,854	671,661,879
End of year	$38,438,438	$38,926,080	$317,700,155	$314,622,144	$544,483,458	$505,661,854

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/Dimensional International Small Company Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(15,388)	$(15,260)	$1,524	$1,779	$1,734,505	$988,868	$(293,686)	$(321,366)
Net realized gains (losses)	192,624	240,786	(4,031)	42,563	1,068,678	29,026,954	9,149,862	20,054,560
Change in unrealized gains (losses) on investments	21,992	(458,370)	53,268	(164,530)	26,853,174	(74,269,742)	(3,628,996)	(28,015,338)
Net increase (decrease) in net assets resulting from operations	199,228	(232,844)	50,761	(120,188)	29,656,357	(44,253,920)	5,227,180	(8,282,144)
Contract Transactions:
Purchase payments received from contract owners	—	—	—	—	1,134,892	1,305,580	936,433	366,447
Net transfers (including fixed account)	(13,379)	(7,014)	(3,479)	(6,463)	(586,376)	(839,706)	13,655	(3,003,765)
Contract charges	(69)	(60)	(28)	(23)	(77,217)	(84,704)	(14,735)	(18,271)
Transfers for contract benefits and terminations	(197,550)	(51,910)	(44,513)	(27,754)	(16,607,013)	(19,323,573)	(10,651,084)	(8,862,126)
Net increase (decrease) in net assets resulting from contract transactions	(210,998)	(58,984)	(48,020)	(34,240)	(16,135,714)	(18,942,403)	(9,715,731)	(11,517,715)
Net increase (decrease) in net assets	(11,770)	(291,828)	2,741	(154,428)	13,520,643	(63,196,323)	(4,488,551)	(19,799,859)
Net Assets:
Beginning of year	1,368,152	1,659,980	481,424	635,852	186,652,046	249,848,369	100,052,269	119,852,128
End of year	$1,356,382	$1,368,152	$484,165	$481,424	$200,172,689	$186,652,046	$95,563,718	$100,052,269

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(876,796)	$(971,454)	$(5,493,331)	$(5,622,387)	$(21,223)	$(23,234)
Net realized gains (losses)	(1,883,603)	19,638,858	(5,089,996)	98,370,446	30,426	210,805
Change in unrealized gains (losses) on investments	12,142,157	(45,017,881)	186,154,143	(339,624,483)	135,684	(417,362)
Net increase (decrease) in net assets resulting from operations	9,381,758	(26,350,477)	175,570,816	(246,876,424)	144,887	(229,791)
Contract Transactions:
Purchase payments received from contract owners	764,698	440,808	4,307,068	3,658,574	246	611
Net transfers (including fixed account)	(204,557)	78,189	(4,182,820)	(3,916,763)	4,477	44,706
Contract charges	(23,553)	(26,390)	(146,246)	(148,663)	(46)	(35)
Transfers for contract benefits and terminations	(6,133,937)	(6,213,892)	(39,132,328)	(34,594,268)	(141,664)	(104,568)
Net increase (decrease) in net assets resulting from contract transactions	(5,597,349)	(5,721,285)	(39,154,326)	(35,001,120)	(136,987)	(59,286)
Net increase (decrease) in net assets	3,784,409	(32,071,762)	136,416,490	(281,877,544)	7,900	(289,077)
Net Assets:
Beginning of year	60,351,227	92,422,989	354,744,574	636,622,118	1,021,481	1,310,558
End of year	$64,135,636	$60,351,227	$491,161,064	$354,744,574	$1,029,381	$1,021,481

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$589,979	$607,234	$28,505	$(8,315)	$572,107	$1,015,098	$127,959	$(95,139)
Net realized gains (losses)	(565,749)	(309,222)	1,026,057	3,022,127	(238,605)	844,928	1,119,418	16,580,927
Change in unrealized gains (losses) on investments	1,276,895	(6,294,046)	1,378,243	(5,971,968)	5,809,091	(9,043,622)	10,719,338	(39,524,991)
Net increase (decrease) in net assets resulting from operations	1,301,125	(5,996,034)	2,432,805	(2,958,156)	6,142,593	(7,183,596)	11,966,715	(23,039,203)
Contract Transactions:
Purchase payments received from contract owners	587,268	609,661	669,204	662,139	1,010,512	1,007,816	1,107,739	1,161,997
Net transfers (including fixed account)	(297,085)	(451,125)	40,317	229,008	(144,856)	(160,869)	(837,268)	(99,506)
Contract charges	(15,588)	(18,457)	(5,046)	(5,646)	(14,400)	(15,387)	(30,717)	(33,934)
Transfers for contract benefits and terminations	(2,564,553)	(3,307,174)	(1,573,129)	(1,514,552)	(2,907,337)	(2,460,844)	(6,808,194)	(6,962,627)
Net increase (decrease) in net assets resulting from contract transactions	(2,289,958)	(3,167,095)	(868,654)	(629,051)	(2,056,081)	(1,629,284)	(6,568,440)	(5,934,070)
Net increase (decrease) in net assets	(988,833)	(9,163,129)	1,564,151	(3,587,207)	4,086,512	(8,812,880)	5,398,275	(28,973,273)
Net Assets:
Beginning of year	34,532,977	43,696,106	17,185,456	20,772,663	37,950,079	46,762,959	81,578,167	110,551,440
End of year	$33,544,144	$34,532,977	$18,749,607	$17,185,456	$42,036,591	$37,950,079	$86,976,442	$81,578,167

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,437,344	$467,650	$1,277,690	$384,704	$313,328	$169,262
Net realized gains (losses)	76,013,919	108,023,776	10,278,860	26,616,274	10,787,564	16,352,977
Change in unrealized gains (losses) on investments	108,920,362	(311,340,674)	7,001,119	(58,899,067)	(5,201,190)	(25,680,453)
Net increase (decrease) in net assets resulting from operations	186,371,625	(202,849,248)	18,557,669	(31,898,089)	5,899,702	(9,158,214)
Contract Transactions:
Purchase payments received from contract owners	8,460,653	8,232,491	2,892,648	1,867,359	1,110,776	932,591
Net transfers (including fixed account)	(2,419,505)	(9,724,015)	(1,238,282)	(3,046,593)	(350,262)	(2,999,708)
Contract charges	(285,152)	(306,666)	(63,758)	(71,040)	(18,504)	(21,989)
Transfers for contract benefits and terminations	(77,215,969)	(76,062,031)	(24,498,547)	(25,101,023)	(10,634,240)	(9,414,920)
Net increase (decrease) in net assets resulting from contract transactions	(71,459,973)	(77,860,221)	(22,907,939)	(26,351,297)	(9,892,230)	(11,504,026)
Net increase (decrease) in net assets	114,911,652	(280,709,469)	(4,350,270)	(58,249,386)	(3,992,528)	(20,662,240)
Net Assets:
Beginning of year	795,440,544	1,076,150,013	233,294,484	291,543,870	101,148,921	121,811,161
End of year	$910,352,196	$795,440,544	$228,944,214	$233,294,484	$97,156,393	$101,148,921

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(585,688)	$(686,865)	$(862,884)	$(903,904)	$(1,214,540)	$(1,275,322)	$4,216,271	$4,336,925
Net realized gains (losses)	4,602,152	9,396,273	(1,354,481)	11,981,050	1,572,729	20,261,932	(4,144,651)	(2,022,776)
Change in unrealized gains (losses) on investments	2,191,476	(21,361,624)	22,834,623	(46,491,199)	17,181,587	(48,858,137)	6,123,594	(23,370,201)
Net increase (decrease) in net assets resulting from operations	6,207,940	(12,652,216)	20,617,258	(35,414,053)	17,539,776	(29,871,527)	6,195,214	(21,056,052)
Contract Transactions:
Purchase payments received from contract owners	443,054	428,417	1,162,254	923,095	1,787,382	1,898,033	1,159,378	847,075
Net transfers (including fixed account)	(238,484)	(754,593)	(959,421)	1,294,395	(1,058,716)	(624,112)	669,063	(29,543)
Contract charges	(14,225)	(16,530)	(10,560)	(11,280)	(27,870)	(30,748)	(16,536)	(19,776)
Transfers for contract benefits and terminations	(4,060,141)	(3,751,429)	(5,743,406)	(5,245,819)	(8,554,383)	(8,158,825)	(13,256,358)	(10,134,830)
Net increase (decrease) in net assets resulting from contract transactions	(3,869,796)	(4,094,135)	(5,551,133)	(3,039,609)	(7,853,587)	(6,915,652)	(11,444,453)	(9,337,074)
Net increase (decrease) in net assets	2,338,144	(16,746,351)	15,066,125	(38,453,662)	9,686,189	(36,787,179)	(5,249,239)	(30,393,126)
Net Assets:
Beginning of year	46,376,941	63,123,292	48,322,145	86,775,807	92,755,078	129,542,257	89,194,877	119,588,003
End of year	$48,715,085	$46,376,941	$63,388,270	$48,322,145	$102,441,267	$92,755,078	$83,945,638	$89,194,877

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Subaccount		BNY Mellon Sustainable U.S. Equity Subaccount		Delaware VIP® Small Cap Value Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$454,558	$493,708	$(8,627)	$(15,199)	$24,733	$17,376
Net realized gains (losses)	(932,413)	(632,404)	123,232	148,821	522,070	1,055,885
Change in unrealized gains (losses) on investments	1,909,002	(5,181,152)	(3,271)	(409,184)	88,805	(2,321,919)
Net increase (decrease) in net assets resulting from operations	1,431,147	(5,319,848)	111,334	(275,562)	635,608	(1,248,658)
Contract Transactions:
Purchase payments received from contract owners	1,147,793	534,272	—	—	75,247	65,331
Net transfers (including fixed account)	1,116,651	(403,648)	(1,528)	(302,162)	(40,065)	(182,737)
Contract charges	(17,621)	(20,520)	(22)	(23)	—	—
Transfers for contract benefits and terminations	(5,769,869)	(5,337,807)	(87,428)	(20,675)	(821,080)	(1,137,407)
Net increase (decrease) in net assets resulting from contract transactions	(3,523,046)	(5,227,703)	(88,978)	(322,860)	(785,898)	(1,254,813)
Net increase (decrease) in net assets	(2,091,899)	(10,547,551)	22,356	(598,422)	(150,290)	(2,503,471)
Net Assets:
Beginning of year	43,522,150	54,069,701	578,552	1,176,974	7,979,029	10,482,500
End of year	$41,430,251	$43,522,150	$600,908	$578,552	$7,828,739	$7,979,029

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	DWS Small Mid Cap Value VIP Subaccount		Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Dynamic Capital Appreciation Subaccount		Fidelity® VIP Equity-Income Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(28,551)	$(41,693)	$(2,046,512)	$(2,162,374)	$(20,960)	$(21,545)	$1,264,858	$1,241,072
Net realized gains (losses)	9,670	46,917	13,376,459	14,435,400	115,387	246,418	7,516,842	9,794,056
Change in unrealized gains (losses) on investments	296,378	(568,741)	39,199,383	(81,128,476)	300,899	(662,839)	8,785,193	(25,660,870)
Net increase (decrease) in net assets resulting from operations	277,497	(563,517)	50,529,330	(68,855,450)	395,326	(437,966)	17,566,893	(14,625,742)
Contract Transactions:
Purchase payments received from contract owners	—	—	1,938,810	2,738,475	2,361	954	1,441,915	1,640,987
Net transfers (including fixed account)	(66,159)	(49,807)	(4,091,806)	(1,678,616)	(4,756)	(36,182)	(888,635)	(3,523,572)
Contract charges	(399)	(460)	(42,564)	(44,683)	(23)	(71)	(72,464)	(82,016)
Transfers for contract benefits and terminations	(199,159)	(216,568)	(19,682,119)	(16,426,592)	(102,172)	(55,719)	(17,387,144)	(18,699,541)
Net increase (decrease) in net assets resulting from contract transactions	(265,717)	(266,835)	(21,877,679)	(15,411,416)	(104,590)	(91,018)	(16,906,328)	(20,664,142)
Net increase (decrease) in net assets	11,780	(830,352)	28,651,651	(84,266,866)	290,736	(528,984)	660,565	(35,289,884)
Net Assets:
Beginning of year	2,432,487	3,262,839	171,048,772	255,315,638	1,497,091	2,026,075	202,452,483	237,742,367
End of year	$2,444,267	$2,432,487	$199,700,423	$171,048,772	$1,787,827	$1,497,091	$203,113,048	$202,452,483

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2020 Subaccount		Fidelity® VIP Freedom 2025 Subaccount		Fidelity® VIP Freedom 2030 Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,201	$6,532	$30,694	$15,815	$15,251	$9,168
Net realized gains (losses)	(17,821)	52,077	(9,046)	80,839	(1,029)	79,481
Change in unrealized gains (losses) on investments	64,660	(189,134)	184,233	(401,695)	113,855	(292,915)
Net increase (decrease) in net assets resulting from operations	57,040	(130,525)	205,881	(305,041)	128,077	(204,266)
Contract Transactions:
Purchase payments received from contract owners	42,270	83,251	147,690	152,894	189,546	138,738
Net transfers (including fixed account)	(10,852)	(33,169)	(91,815)	605,539	106,335	97,687
Contract charges	(2,267)	(3,777)	(7,942)	(10,796)	(2,027)	(2,128)
Transfers for contract benefits and terminations	(163,463)	(218,229)	(186,229)	(597,195)	(28,882)	(625,034)
Net increase (decrease) in net assets resulting from contract transactions	(134,312)	(171,924)	(138,296)	150,442	264,972	(390,737)
Net increase (decrease) in net assets	(77,272)	(302,449)	67,585	(154,599)	393,049	(595,003)
Net Assets:
Beginning of year	558,614	861,063	1,747,902	1,902,501	834,712	1,429,715
End of year	$481,342	$558,614	$1,815,487	$1,747,902	$1,227,761	$834,712

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Fidelity® VIP Freedom 2040 Subaccount		Fidelity® VIP Freedom 2050 Subaccount		Fidelity® VIP FundsManager 60% Subaccount		Fidelity® VIP High Income Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,986	$5,203	$5,381	$4,709	$776,000	$(1,821,581)	$466,610	$442,908
Net realized gains (losses)	3,824	37,753	8,953	73,996	(20,900,891)	82,726,120	(314,201)	(308,139)
Change in unrealized gains (losses) on investments	124,011	(155,532)	154,088	(300,948)	69,181,212	(195,990,948)	790,543	(1,839,003)
Net increase (decrease) in net assets resulting from operations	132,821	(112,576)	168,422	(222,243)	49,056,321	(115,086,409)	942,952	(1,704,234)
Contract Transactions:
Purchase payments received from contract owners	108,032	171,349	189,543	155,125	—	124,070	88,601	101,652
Net transfers (including fixed account)	78,004	202,318	116,187	(178,403)	(78,440)	(532)	(128,196)	(214,090)
Contract charges	(1,691)	(1,285)	(380)	(902)	—	—	(4,811)	(5,796)
Transfers for contract benefits and terminations	(100,552)	(42,500)	(94,528)	(14,609)	(110,279,062)	(135,704,729)	(1,021,342)	(1,214,583)
Net increase (decrease) in net assets resulting from contract transactions	83,793	329,882	210,822	(38,789)	(110,357,502)	(135,581,191)	(1,065,748)	(1,332,817)
Net increase (decrease) in net assets	216,614	217,306	379,244	(261,032)	(61,301,181)	(250,667,600)	(122,796)	(3,037,051)
Net Assets:
Beginning of year	757,594	540,288	888,067	1,149,099	472,794,820	723,462,420	11,047,426	14,084,477
End of year	$974,208	$757,594	$1,267,311	$888,067	$411,493,639	$472,794,820	$10,924,630	$11,047,426

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Income VIP Subaccount		FTVIPT Franklin Mutual Shares VIP Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,824,540)	$(2,220,416)	$357,155	$377,415	$18,202	$16,189
Net realized gains (losses)	6,476,351	16,142,368	590,639	307,542	619,611	982,423
Change in unrealized gains (losses) on investments	21,359,819	(55,604,587)	(266,525)	(1,659,916)	290,399	(1,902,292)
Net increase (decrease) in net assets resulting from operations	26,011,630	(41,682,635)	681,269	(974,959)	928,212	(903,680)
Contract Transactions:
Purchase payments received from contract owners	3,542,091	3,522,171	131,215	9,366	21,392	—
Net transfers (including fixed account)	(1,906,440)	(2,910,594)	(107,367)	(400,325)	19,312	(8,729)
Contract charges	(39,844)	(44,774)	(1,853)	(2,170)	(3,033)	(3,428)
Transfers for contract benefits and terminations	(18,031,778)	(17,626,326)	(1,294,948)	(1,406,920)	(1,033,267)	(865,348)
Net increase (decrease) in net assets resulting from contract transactions	(16,435,971)	(17,059,523)	(1,272,953)	(1,800,049)	(995,596)	(877,505)
Net increase (decrease) in net assets	9,575,659	(58,742,158)	(591,684)	(2,775,008)	(67,384)	(1,781,185)
Net Assets:
Beginning of year	204,867,502	263,609,660	11,022,411	13,797,419	8,622,687	10,403,872
End of year	$214,443,161	$204,867,502	$10,430,727	$11,022,411	$8,555,303	$8,622,687

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	FTVIPT Franklin Rising Dividends VIP Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(86,015)	$(109,289)	$(315,569)	$(354,246)	$94,695	$156,766	$452,144	$424,297
Net realized gains (losses)	1,106,994	1,607,816	(1,241,436)	4,485,810	(172,988)	701,656	(118,150)	(505,082)
Change in unrealized gains (losses) on investments	(184,850)	(2,968,108)	5,689,968	(14,271,684)	1,201,687	(3,970,944)	5,174,099	(3,348,246)
Net increase (decrease) in net assets resulting from operations	836,129	(1,469,581)	4,132,963	(10,140,120)	1,123,394	(3,112,522)	5,508,093	(3,429,031)
Contract Transactions:
Purchase payments received from contract owners	126,944	25,698	217,275	226,447	374,840	413,907	508,312	303,391
Net transfers (including fixed account)	66,302	(398,420)	54,247	485,073	(163,243)	(124,096)	(1,244,233)	(429,324)
Contract charges	(2,259)	(2,360)	(4,008)	(4,429)	(3,825)	(4,254)	(4,672)	(5,166)
Transfers for contract benefits and terminations	(1,513,547)	(1,113,008)	(2,271,742)	(2,147,941)	(829,952)	(751,356)	(3,450,543)	(2,884,234)
Net increase (decrease) in net assets resulting from contract transactions	(1,322,560)	(1,488,090)	(2,004,228)	(1,440,850)	(622,180)	(465,799)	(4,191,136)	(3,015,333)
Net increase (decrease) in net assets	(486,431)	(2,957,671)	2,128,735	(11,580,970)	501,214	(3,578,321)	1,316,957	(6,444,364)
Net Assets:
Beginning of year	9,205,241	12,162,912	17,940,612	29,521,582	10,212,208	13,790,529	31,359,265	37,803,629
End of year	$8,718,810	$9,205,241	$20,069,347	$17,940,612	$10,713,422	$10,212,208	$32,676,222	$31,359,265

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Comstock Subaccount		Invesco V.I. Diversified Dividend Subaccount		Invesco V.I. Equally-Weighted S&P 500 Subaccount
	2023	2022	2023	2022	2023	2022 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,499	$(4,052)	$(3,781)	$(3,706)	$(19,439)	$(13,012)
Net realized gains (losses)	515,321	255,890	71,859	115,230	127,155	45,552
Change in unrealized gains (losses) on investments	(170,467)	(281,964)	(43,205)	(139,161)	85,759	(182,528)
Net increase (decrease) in net assets resulting from operations	348,353	(30,126)	24,873	(27,637)	193,475	(149,988)
Contract Transactions:
Purchase payments received from contract owners	1,350	14,356	—	—	13,103	—
Net transfers (including fixed account)	140,230	(18,568)	(289)	(1,867)	(11,021)	2,092,614
Contract charges	(222)	(254)	(3)	(24)	(89)	(133)
Transfers for contract benefits and terminations	(519,019)	(533,246)	(246,585)	(95,053)	(113,312)	(89,184)
Net increase (decrease) in net assets resulting from contract transactions	(377,661)	(537,712)	(246,877)	(96,944)	(111,319)	2,003,297
Net increase (decrease) in net assets	(29,308)	(567,838)	(222,004)	(124,581)	82,156	1,853,309
Net Assets:
Beginning of year	3,524,933	4,092,771	583,726	708,307	1,853,309	—
End of year	$3,495,625	$3,524,933	$361,722	$583,726	$1,935,465	$1,853,309
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Invesco V.I. Equity and Income Subaccount		Invesco V.I. Government Securities Subaccount		Janus Henderson Enterprise Subaccount		Janus Henderson Global Research Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,548	$(92,130)	$41	$(2,360)	$(143,690)	$(157,332)	$830	$1,216
Net realized gains (losses)	1,844,030	5,687,353	(54,211)	(4,063)	1,019,233	2,816,093	17,957	43,909
Change in unrealized gains (losses) on investments	478,484	(9,191,950)	135,954	(497,885)	735,484	(5,229,488)	71,524	(134,786)
Net increase (decrease) in net assets resulting from operations	2,333,062	(3,596,727)	81,784	(504,308)	1,611,027	(2,570,727)	90,311	(89,661)
Contract Transactions:
Purchase payments received from contract owners	147,720	122,583	55,135	35,285	258,685	161,138	288	1,150
Net transfers (including fixed account)	63,725	(443,134)	7,318	31,875	(74,568)	(307,838)	—	—
Contract charges	(9,548)	(10,729)	(362)	(427)	(574)	(841)	—	—
Transfers for contract benefits and terminations	(5,007,349)	(4,925,681)	(557,276)	(399,826)	(1,593,761)	(2,647,899)	(18,039)	(826)
Net increase (decrease) in net assets resulting from contract transactions	(4,805,452)	(5,256,961)	(495,185)	(333,093)	(1,410,218)	(2,795,440)	(17,751)	324
Net increase (decrease) in net assets	(2,472,390)	(8,853,688)	(413,401)	(837,401)	200,809	(5,366,167)	72,560	(89,337)
Net Assets:
Beginning of year	31,760,794	40,614,482	3,419,430	4,256,831	10,766,702	16,132,869	356,978	446,315
End of year	$29,288,404	$31,760,794	$3,006,029	$3,419,430	$10,967,511	$10,766,702	$429,538	$356,978

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Overseas Subaccount		LMPVET ClearBridge Variable Aggressive Growth Subaccount		LMPVET ClearBridge Variable Appreciation Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$27,636	$94,854	$(454,269)	$(421,710)	$(1,301,968)	$(1,172,318)
Net realized gains (losses)	120,859	(11,002)	3,999,351	6,500,739	17,245,727	22,497,403
Change in unrealized gains (losses) on investments	2,069,031	(3,108,593)	7,149,099	(25,454,679)	19,507,294	(57,370,603)
Net increase (decrease) in net assets resulting from operations	2,217,526	(3,024,741)	10,694,181	(19,375,650)	35,451,053	(36,045,518)
Contract Transactions:
Purchase payments received from contract owners	648,394	596,380	845,181	907,494	1,640,312	751,949
Net transfers (including fixed account)	(287,590)	(512,986)	(860,598)	(642,935)	(2,410,322)	(3,904,732)
Contract charges	(8,956)	(10,048)	(22,550)	(24,002)	(81,845)	(87,818)
Transfers for contract benefits and terminations	(2,891,474)	(1,941,846)	(3,947,676)	(4,471,886)	(21,658,858)	(19,043,251)
Net increase (decrease) in net assets resulting from contract transactions	(2,539,626)	(1,868,500)	(3,985,643)	(4,231,329)	(22,510,713)	(22,283,852)
Net increase (decrease) in net assets	(322,100)	(4,893,241)	6,708,538	(23,606,979)	12,940,340	(58,329,370)
Net Assets:
Beginning of year	25,193,019	30,086,260	49,021,048	72,628,027	209,555,005	267,884,375
End of year	$24,870,919	$25,193,019	$55,729,586	$49,021,048	$222,495,345	$209,555,005

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Mid Cap Subaccount
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$98,429	$(469,727)	$(1,336,540)	$(1,371,310)	$(117,970)	$(110,170)	$(368,560)	$(365,050)
Net realized gains (losses)	12,682,093	10,246,036	4,977,154	9,612,542	7,805,326	5,205,547	660,186	2,297,250
Change in unrealized gains (losses) on investments	(4,824,321)	(18,465,954)	26,814,758	(48,706,642)	3,299,793	(13,183,478)	2,106,074	(10,660,212)
Net increase (decrease) in net assets resulting from operations	7,956,201	(8,689,645)	30,455,372	(40,465,410)	10,987,149	(8,088,101)	2,397,700	(8,728,012)
Contract Transactions:
Purchase payments received from contract owners	875,887	219,739	1,418,983	762,611	1,022,370	240,305	228,511	17,002
Net transfers (including fixed account)	(763,491)	(2,080,401)	(1,853,062)	45,602	(612,577)	(1,294,810)	445,412	118,960
Contract charges	(17,192)	(18,736)	(14,939)	(15,705)	(25,349)	(27,536)	(4,809)	(5,639)
Transfers for contract benefits and terminations	(9,732,118)	(7,304,112)	(9,687,048)	(8,986,556)	(8,949,028)	(7,647,878)	(2,413,123)	(1,978,668)
Net increase (decrease) in net assets resulting from contract transactions	(9,636,914)	(9,183,510)	(10,136,066)	(8,194,048)	(8,564,584)	(8,729,919)	(1,744,009)	(1,848,345)
Net increase (decrease) in net assets	(1,680,713)	(17,873,155)	20,319,306	(48,659,458)	2,422,565	(16,818,020)	653,691	(10,576,357)
Net Assets:
Beginning of year	71,581,458	89,454,613	75,953,155	124,612,613	87,188,184	104,006,204	22,994,306	33,570,663
End of year	$69,900,745	$71,581,458	$96,272,461	$75,953,155	$89,610,749	$87,188,184	$23,647,997	$22,994,306

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount		LMPVET Franklin Multi-Asset Variable Growth Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(604,921)	$(690,141)	$218,998	$171,881	$(37,245)	$282,982
Net realized gains (losses)	499,755	1,640,831	135,795	1,788,992	626,231	1,416,929
Change in unrealized gains (losses) on investments	2,748,482	(19,251,587)	2,773,384	(7,136,859)	2,092,598	(4,787,555)
Net increase (decrease) in net assets resulting from operations	2,643,316	(18,300,897)	3,128,177	(5,175,986)	2,681,584	(3,087,644)
Contract Transactions:
Purchase payments received from contract owners	454,930	480,268	395,604	24,898	43,418	44,028
Net transfers (including fixed account)	10,611	11,620	(52,754)	92,955	(2,465)	(61,951)
Contract charges	(7,954)	(9,202)	(12,476)	(13,469)	(12,201)	(12,855)
Transfers for contract benefits and terminations	(3,517,328)	(3,393,773)	(2,384,527)	(3,997,920)	(1,178,015)	(1,107,816)
Net increase (decrease) in net assets resulting from contract transactions	(3,059,741)	(2,911,087)	(2,054,153)	(3,893,536)	(1,149,263)	(1,138,594)
Net increase (decrease) in net assets	(416,425)	(21,211,984)	1,074,024	(9,069,522)	1,532,321	(4,226,238)
Net Assets:
Beginning of year	40,489,918	61,701,902	25,159,649	34,229,171	15,496,439	19,722,677
End of year	$40,073,493	$40,489,918	$26,233,673	$25,159,649	$17,028,760	$15,496,439

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2023 and 2022

	LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount		LMPVIT Western Asset Core Plus Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$74,653	$80,876	$629,037	$115,323	$79,197	$112,776
Net realized gains (losses)	621,277	1,659,874	(1,254,546)	(908,650)	(63,991)	(90,598)
Change in unrealized gains (losses) on investments	2,555,650	(5,884,962)	2,124,631	(6,971,388)	158,439	(492,497)
Net increase (decrease) in net assets resulting from operations	3,251,580	(4,144,212)	1,499,122	(7,764,715)	173,645	(470,319)
Contract Transactions:
Purchase payments received from contract owners	135,572	41,314	480,168	141,235	29,288	3,941
Net transfers (including fixed account)	29,501	(233,026)	402,375	332,821	(13,486)	(31,084)
Contract charges	(14,580)	(15,536)	(7,369)	(8,820)	(222)	(212)
Transfers for contract benefits and terminations	(2,231,134)	(1,598,923)	(4,422,213)	(3,449,978)	(307,528)	(426,136)
Net increase (decrease) in net assets resulting from contract transactions	(2,080,641)	(1,806,171)	(3,547,039)	(2,984,742)	(291,948)	(453,491)
Net increase (decrease) in net assets	1,170,939	(5,950,383)	(2,047,917)	(10,749,457)	(118,303)	(923,810)
Net Assets:
Beginning of year	21,147,057	27,097,440	31,984,203	42,733,660	2,296,492	3,220,302
End of year	$22,317,996	$21,147,057	$29,936,286	$31,984,203	$2,178,189	$2,296,492

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Morgan Stanley VIF Growth Subaccount		Pioneer Mid Cap Value VCT Subaccount		TAP 1919 Variable Socially Responsive Balanced Subaccount
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(108,333)	$(139,036)	$(1,198)	$(47,026)	$(56,480)	$(199,732)
Net realized gains (losses)	(648,763)	3,311,528	614,644	4,959,911	1,606,043	2,228,579
Change in unrealized gains (losses) on investments	2,986,943	(11,726,766)	525,978	(6,029,943)	4,251,431	(11,532,293)
Net increase (decrease) in net assets resulting from operations	2,229,847	(8,554,274)	1,139,424	(1,117,058)	5,800,994	(9,503,446)
Contract Transactions:
Purchase payments received from contract owners	4,306	200,849	62,333	78,937	388,430	335,129
Net transfers (including fixed account)	(34,173)	(50,272)	(107,983)	(883,350)	306,531	705,277
Contract charges	(403)	(475)	(3,339)	(3,771)	(15,928)	(17,494)
Transfers for contract benefits and terminations	(573,212)	(1,356,080)	(1,418,832)	(1,116,437)	(2,732,196)	(3,336,886)
Net increase (decrease) in net assets resulting from contract transactions	(603,482)	(1,205,978)	(1,467,821)	(1,924,621)	(2,053,163)	(2,313,974)
Net increase (decrease) in net assets	1,626,365	(9,760,252)	(328,397)	(3,041,679)	3,747,831	(11,817,420)
Net Assets:
Beginning of year	5,081,637	14,841,889	11,865,564	14,907,243	32,141,181	43,958,601
End of year	$6,708,002	$5,081,637	$11,537,167	$11,865,564	$35,889,012	$32,141,181

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was established by the Board of Directors of MetLife Insurance Company of Connecticut ("MICC") on November 14, 2002 to support MICC's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AB Variable Products Series Fund, Inc. ("AB VPS")

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Delaware VIP® Trust ("Delaware VIP®")

Deutsche DWS Variable Series II ("DWS")

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Pioneer Variable Contracts Trust ("Pioneer")

The Alger Portfolios ("Alger")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUBACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2023:

AB VPS Sustainable Global Thematic Subaccount

Alger Capital Appreciation Subaccount

American Funds® Global Growth Subaccount

American Funds® Global Small Capitalization Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

American Funds® The Bond Fund of America Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Growth Allocation Subaccount

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI BlackRock High Yield Subaccount (a)

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Small Cap Value Subaccount (a)

BHFTI Brighthouse/abrdn Emerging Markets Equity Subaccount (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI CBRE Global Real Estate Subaccount (a)

BHFTI Harris Oakmark International Subaccount

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Continued)

BHFTI Invesco Comstock Subaccount (a)

BHFTI Invesco Global Equity Subaccount (a)

BHFTI Invesco Small Cap Growth Subaccount (a)

BHFTI JPMorgan Small Cap Value Subaccount

BHFTI Loomis Sayles Global Allocation Subaccount

BHFTI Loomis Sayles Growth Subaccount (a)

BHFTI MetLife Multi-Index Targeted Risk Subaccount

BHFTI MFS® Research International Subaccount

BHFTI Morgan Stanley Discovery Subaccount (a)

BHFTI PIMCO Inflation Protected Bond Subaccount (a)

BHFTI PIMCO Total Return Subaccount

BHFTI Schroders Global Multi-Asset Subaccount

BHFTI SSGA Growth and Income ETF Subaccount

BHFTI SSGA Growth ETF Subaccount

BHFTI T. Rowe Price Large Cap Value Subaccount (a)

BHFTI T. Rowe Price Mid Cap Growth Subaccount

BHFTI Victory Sycamore Mid Cap Value Subaccount (a)

BHFTII BlackRock Bond Income Subaccount (a)

BHFTII BlackRock Capital Appreciation Subaccount (a)

BHFTII BlackRock Ultra-Short Term Bond Subaccount (a)

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Artisan Mid Cap Value Subaccount

BHFTII Brighthouse/Dimensional International Small Company Subaccount

BHFTII Brighthouse/Wellington Balanced Subaccount (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount (a)

BHFTII Frontier Mid Cap Growth Subaccount (a)

BHFTII Jennison Growth Subaccount (a)

BHFTII Loomis Sayles Small Cap Core Subaccount

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife Mid Cap Stock Index Subaccount (a)

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount (a)

BHFTII MFS® Total Return Subaccount (a)

BHFTII MFS® Value Subaccount (a)

BHFTII Neuberger Berman Genesis Subaccount (a)

BHFTII T. Rowe Price Large Cap Growth Subaccount (a)

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount (a)

BHFTII Western Asset Management U.S. Government Subaccount

BNY Mellon Sustainable U.S. Equity Subaccount

Delaware VIP® Small Cap Value Subaccount

DWS Small Mid Cap Value VIP Subaccount

Fidelity® VIP Contrafund® Subaccount (a)

Fidelity® VIP Dynamic Capital Appreciation Subaccount

Fidelity® VIP Equity-Income Subaccount (a)

Fidelity® VIP Freedom 2020 Subaccount

Fidelity® VIP Freedom 2025 Subaccount

Fidelity® VIP Freedom 2030 Subaccount

Fidelity® VIP Freedom 2040 Subaccount

Fidelity® VIP Freedom 2050 Subaccount

Fidelity® VIP FundsManager 60% Subaccount

Fidelity® VIP High Income Subaccount

Fidelity® VIP Mid Cap Subaccount

FTVIPT Franklin Income VIP Subaccount

FTVIPT Franklin Mutual Shares VIP Subaccount

FTVIPT Franklin Rising Dividends VIP Subaccount

FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount

FTVIPT Templeton Developing Markets VIP Subaccount

FTVIPT Templeton Foreign VIP Subaccount

Invesco V.I. Comstock Subaccount

Invesco V.I. Diversified Dividend Subaccount

Invesco V.I. Equally-Weighted S&P 500 Subaccount

Invesco V.I. Equity and Income Subaccount (a)

Invesco V.I. Government Securities Subaccount (a)

Janus Henderson Enterprise Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

LMPVET ClearBridge Variable Aggressive Growth Subaccount

LMPVET ClearBridge Variable Appreciation Subaccount

LMPVET ClearBridge Variable Dividend Strategy Subaccount (a)

LMPVET ClearBridge Variable Large Cap Growth Subaccount

LMPVET ClearBridge Variable Large Cap Value Subaccount

LMPVET ClearBridge Variable Mid Cap Subaccount

LMPVET ClearBridge Variable Small Cap Growth Subaccount

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Concluded)

LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount

LMPVET Franklin Multi-Asset Variable Growth Subaccount

LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount

LMPVIT Western Asset Core Plus Subaccount

LMPVIT Western Asset Variable Global High Yield Bond Subaccount

Morgan Stanley VIF Growth Subaccount

Pioneer Mid Cap Value VCT Subaccount

TAP 1919 Variable Socially Responsive Balanced Subaccount

(a)  This Subaccount may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Subaccount had no net assets as of December 31, 2023:

Fidelity® VIP Government Money Market Subaccount

3.  PORTFOLIO CHANGES

The following Subaccount ceased operations during the year ended December 31, 2023:

Pioneer Real Estate Shares VCT Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2023:

Liquidation:

Pioneer Real Estate Shares VCT Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Subaccounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, and are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Enhanced Stepped-Up Provision — For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

Guaranteed Minimum Withdrawal Benefit — For an additional charge, the Company will guarantee the periodic return on the investment.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

Guaranteed Minimum Withdrawal Benefit for Life — For an additional charge, the Company will guarantee payments for life after certain conditions are met.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Variable Annuitization Floor Benefit — For an additional charge, the Company will guarantee a minimum variable annuity payment regardless of the performance of the variable funding options selected.

Principal Protection — For an additional charge, the Company will guarantee the principal (sum of purchase payments adjusted proportionally for any withdrawals).

Preservation and Growth — For an additional charge, the Company will guarantee at a future date your Account Value will not be less than your Purchase Payment.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2023:

Mortality and Expense Risk	0.70	% - 1.90%
Administrative	0.10	% - 0.15%
Enhanced Stepped-Up Provision	0.15	% - 0.25%
Guaranteed Minimum Withdrawal Benefit	0.25	% - 1.00%
Guaranteed Minimum Withdrawal Benefit for Life	0.65	% - 1.50%
Guaranteed Minimum Accumulation Benefit	0.40	% - 0.50%
Variable Annuitization Floor Benefit	0.00	% - 3.00%
Principal Protection	1.25	% - 2.50%
Preservation and Growth	1.40	% - 1.80%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. Additionally, there may be certain Subaccounts that have expense rates which fall outside of the range above due to expense waivers or additional charges being applied.

Depending on the product and contract, a contract administrative charge may be assessed on a semi-annual or annual basis ranging from $15 to $50 for Contracts with account values of less than $40,000 to $100,000. For certain Contracts, a contract administrative charge is imposed regardless of contract values. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
AB VPS Sustainable Global Thematic Subaccount	8,459	207,643	29,960	17,299
Alger Capital Appreciation Subaccount	20,683	1,382,512	23,516	380,593
American Funds® Global Growth Subaccount	2,393,218	63,042,854	8,590,187	13,483,983
American Funds® Global Small Capitalization Subaccount	64,271	1,285,024	39,124	333,156
American Funds® Growth Subaccount	2,481,271	184,573,628	17,559,239	39,815,754
American Funds® Growth-Income Subaccount	2,671,549	117,819,216	11,583,168	26,658,253
American Funds® The Bond Fund of America Subaccount	294,570	3,183,090	393,184	681,196
BHFTI American Funds® Balanced Allocation Subaccount	381,872	3,597,395	669,628	956,250
BHFTI American Funds® Growth Allocation Subaccount	526,835	4,752,845	910,051	1,125,583
BHFTI American Funds® Moderate Allocation Subaccount	204,661	1,932,651	339,800	463,117
BHFTI BlackRock High Yield Subaccount	6,937,442	53,235,185	4,821,661	7,132,358
BHFTI Brighthouse Asset Allocation 100 Subaccount	6,353,260	69,515,847	13,102,450	8,020,727
BHFTI Brighthouse Small Cap Value Subaccount	5,317,029	76,777,840	8,313,937	9,347,513
BHFTI Brighthouse/abrdn Emerging Markets Equity Subaccount	2,350,265	23,328,630	1,287,426	3,224,940
BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount	256,893	2,589,380	360,058	999,553
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	2,685,433	33,251,426	2,634,237	5,206,327
BHFTI CBRE Global Real Estate Subaccount	3,659,312	42,335,613	2,977,801	4,502,386
BHFTI Harris Oakmark International Subaccount	2,624,462	35,402,968	3,305,131	7,194,512
BHFTI Invesco Comstock Subaccount	10,369,497	122,894,299	27,699,686	21,039,108
BHFTI Invesco Global Equity Subaccount	12,009,693	228,974,077	18,832,381	28,787,587
BHFTI Invesco Small Cap Growth Subaccount	1,306,827	15,122,129	515,595	1,480,612
BHFTI JPMorgan Small Cap Value Subaccount	710,250	9,664,065	1,264,475	1,393,716
BHFTI Loomis Sayles Global Allocation Subaccount	6,500,922	87,523,087	4,305,595	12,922,101
BHFTI Loomis Sayles Growth Subaccount	48,593,295	675,567,564	46,051,052	79,583,056
BHFTI MetLife Multi-Index Targeted Risk Subaccount	24,374	278,803	35,192	10,503
BHFTI MFS® Research International Subaccount	3,310,436	37,899,563	2,267,098	5,909,852
BHFTI Morgan Stanley Discovery Subaccount	1,337,239	13,804,751	188,319	1,017,439
BHFTI PIMCO Inflation Protected Bond Subaccount	3,457,202	35,982,446	2,791,816	4,730,247
BHFTI PIMCO Total Return Subaccount	9,204,280	102,919,033	7,061,721	15,272,446
BHFTI Schroders Global Multi-Asset Subaccount	14,423	170,600	33,344	75,277
BHFTI SSGA Growth and Income ETF Subaccount	8,620,962	90,428,851	2,352,088	7,630,457
BHFTI SSGA Growth ETF Subaccount	12,769,652	133,807,997	9,244,140	10,944,937
BHFTI T. Rowe Price Large Cap Value Subaccount	11,080,485	315,415,853	53,068,664	35,667,200
BHFTI T. Rowe Price Mid Cap Growth Subaccount	171,900	1,530,214	118,213	118,139
BHFTI Victory Sycamore Mid Cap Value Subaccount	1,564,941	28,240,089	4,771,389	4,277,040
BHFTII BlackRock Bond Income Subaccount	812,338	84,540,491	7,397,512	12,288,211
BHFTII BlackRock Capital Appreciation Subaccount	5,632,973	180,248,227	8,759,118	24,871,269
BHFTII BlackRock Ultra-Short Term Bond Subaccount	1,535,879	153,491,874	26,272,110	34,282,079
BHFTII Brighthouse Asset Allocation 20 Subaccount	934,759	10,114,038	943,704	2,799,259
BHFTII Brighthouse Asset Allocation 40 Subaccount	4,033,432	45,340,690	3,785,114	4,742,156
BHFTII Brighthouse Asset Allocation 60 Subaccount	32,286,596	357,065,145	39,341,617	40,576,525
BHFTII Brighthouse Asset Allocation 80 Subaccount	51,414,879	624,458,618	85,424,134	53,213,485
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	6,628	1,247,611	198,006	235,427
BHFTII Brighthouse/Dimensional International Small Company Subaccount	48,514	568,794	49,636	80,874
BHFTII Brighthouse/Wellington Balanced Subaccount	11,115,396	189,340,052	6,581,149	19,528,344
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	3,391,436	100,464,316	13,182,046	12,912,134
BHFTII Frontier Mid Cap Growth Subaccount	2,719,384	73,704,593	1,122,644	7,596,930
BHFTII Jennison Growth Subaccount	34,452,035	465,809,627	2,764,225	47,412,014
BHFTII Loomis Sayles Small Cap Core Subaccount	4,948	1,112,655	73,844	177,904
BHFTII MetLife Aggregate Bond Index Subaccount	3,523,548	38,036,550	1,650,574	3,350,544
BHFTII MetLife Mid Cap Stock Index Subaccount	1,123,544	18,585,868	2,074,445	1,782,311

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII MetLife MSCI EAFE® Index Subaccount	2,832,656	41,712,691	1,984,097	3,468,073
BHFTII MetLife Russell 2000® Index Subaccount	4,984,325	81,532,421	4,558,615	9,567,272
BHFTII MetLife Stock Index Subaccount	15,049,498	655,637,771	75,693,210	89,229,674
BHFTII MFS® Total Return Subaccount	1,533,875	228,614,057	20,290,987	30,236,683
BHFTII MFS® Value Subaccount	6,997,591	100,345,574	15,460,723	13,646,733
BHFTII Neuberger Berman Genesis Subaccount	2,652,440	46,229,506	5,168,097	5,435,321
BHFTII T. Rowe Price Large Cap Growth Subaccount	3,212,341	63,559,067	2,178,554	8,592,747
BHFTII T. Rowe Price Small Cap Growth Subaccount	5,987,224	104,459,233	4,148,580	10,539,988
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	7,673,580	95,599,689	9,417,043	16,645,774
BHFTII Western Asset Management U.S. Government Subaccount	3,930,773	46,107,330	3,843,572	6,912,161
BNY Mellon Sustainable U.S. Equity Subaccount	13,636	530,563	77,375	101,717
Delaware VIP® Small Cap Value Subaccount	203,927	6,715,664	517,274	958,657
DWS Small Mid Cap Value VIP Subaccount	176,356	2,298,439	160,720	360,900
Fidelity® VIP Contrafund® Subaccount	4,246,945	141,278,080	9,733,972	26,898,905
Fidelity® VIP Dynamic Capital Appreciation Subaccount	111,881	1,329,000	113,260	155,458
Fidelity® VIP Equity-Income Subaccount	8,178,490	179,747,362	10,044,435	20,044,928
Fidelity® VIP Freedom 2020 Subaccount	38,819	517,205	68,424	188,591
Fidelity® VIP Freedom 2025 Subaccount	120,953	1,766,844	230,638	338,235
Fidelity® VIP Freedom 2030 Subaccount	80,510	1,212,664	308,105	27,869
Fidelity® VIP Freedom 2040 Subaccount	39,426	904,596	203,041	103,994
Fidelity® VIP Freedom 2050 Subaccount	56,126	1,177,111	322,519	92,371
Fidelity® VIP FundsManager 60% Subaccount	42,422,025	456,815,747	9,615,166	119,196,674
Fidelity® VIP High Income Subaccount	2,374,922	13,358,989	663,132	1,262,270
Fidelity® VIP Mid Cap Subaccount	6,181,704	197,667,203	9,245,992	21,645,082
FTVIPT Franklin Income VIP Subaccount	734,561	10,833,519	1,541,840	1,796,293
FTVIPT Franklin Mutual Shares VIP Subaccount	558,077	9,161,076	948,709	1,209,788
FTVIPT Franklin Rising Dividends VIP Subaccount	323,769	7,861,659	1,674,830	2,113,889
FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	1,506,713	24,193,524	903,124	3,223,146
FTVIPT Templeton Developing Markets VIP Subaccount	1,301,755	12,200,243	552,151	1,071,737
FTVIPT Templeton Foreign VIP Subaccount	2,294,682	31,315,301	1,832,975	5,572,363
Invesco V.I. Comstock Subaccount	177,715	2,757,286	577,294	581,326
Invesco V.I. Diversified Dividend Subaccount	15,078	299,306	35,531	256,894
Invesco V.I. Equally-Weighted S&P 500 Subaccount	76,896	2,032,239	178,980	171,422
Invesco V.I. Equity and Income Subaccount	1,789,939	27,373,108	2,456,533	5,712,484
Invesco V.I. Government Securities Subaccount	293,390	3,483,145	93,835	589,025
Janus Henderson Enterprise Subaccount	160,416	9,556,410	1,236,052	1,972,087
Janus Henderson Global Research Subaccount	7,278	289,319	17,858	23,296
Janus Henderson Overseas Subaccount	620,533	23,461,072	732,453	3,244,431
LMPVET ClearBridge Variable Aggressive Growth Subaccount	3,255,582	66,607,179	5,678,918	4,810,402
LMPVET ClearBridge Variable Appreciation Subaccount	3,834,147	127,265,227	9,514,000	27,431,182
LMPVET ClearBridge Variable Dividend Strategy Subaccount	3,408,237	57,669,761	12,889,835	12,583,295
LMPVET ClearBridge Variable Large Cap Growth Subaccount	2,489,597	57,830,068	2,732,585	13,442,578
LMPVET ClearBridge Variable Large Cap Value Subaccount	4,224,938	77,983,051	8,828,945	11,145,257
LMPVET ClearBridge Variable Mid Cap Subaccount	1,036,286	17,880,623	821,771	2,792,769
LMPVET ClearBridge Variable Small Cap Growth Subaccount	1,465,215	34,798,159	1,317,462	4,982,451
LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	1,820,520	23,697,355	778,575	2,613,734
LMPVET Franklin Multi-Asset Variable Growth Subaccount	1,270,806	17,212,483	1,019,480	1,470,473
LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount	1,655,639	20,775,199	1,093,981	2,524,412
LMPVIT Western Asset Core Plus Subaccount	6,047,760	37,016,497	2,030,928	4,949,026

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPVIT Western Asset Variable Global High Yield Bond Subaccount	361,836	2,701,940	213,508	426,312
Morgan Stanley VIF Growth Subaccount	502,475	10,612,383	25,797	737,644
Pioneer Mid Cap Value VCT Subaccount	1,045,037	14,647,814	2,157,163	2,257,414
TAP 1919 Variable Socially Responsive Balanced Subaccount	1,134,295	31,684,132	2,440,098	3,192,857

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2023 and 2022:

	AB VPS Sustainable Global Thematic Subaccount		Alger Capital Appreciation Subaccount		American Funds® Global Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	131,141	139,641	259,928	308,867	17,743,849	19,623,281
Units issued and transferred from other funding options	9,822	10,502	11,116	26,184	527,935	701,655
Units redeemed and transferred to other funding options	(9,100)	(19,002)	(69,423)	(75,123)	(2,786,927)	(2,581,087)
Units end of year	131,863	131,141	201,621	259,928	15,484,857	17,743,849
	American Funds® The Bond Fund of America Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	1,773,247	2,174,406	1,734,592	1,766,964	2,006,458	1,977,637
Units issued and transferred from other funding options	228,095	59,805	185,606	195,193	191,206	212,608
Units redeemed and transferred to other funding options	(431,372)	(460,964)	(468,404)	(227,565)	(485,801)	(183,787)
Units end of year	1,569,970	1,773,247	1,451,794	1,734,592	1,711,863	2,006,458
	BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/abrdn Emerging Markets Equity Subaccount		BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	24,062,264	26,377,513	9,342,647	9,693,277	2,587,690	2,866,634
Units issued and transferred from other funding options	941,316	558,829	628,950	1,015,638	532,190	64,477
Units redeemed and transferred to other funding options	(3,191,695)	(2,874,078)	(1,409,677)	(1,366,268)	(1,139,696)	(343,421)
Units end of year	21,811,885	24,062,264	8,561,920	9,342,647	1,980,184	2,587,690
	BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	39,819,422	45,921,335	110,730,212	119,275,854	2,716,867	2,816,365
Units issued and transferred from other funding options	1,864,949	1,727,967	2,425,868	4,954,366	192,021	280,493
Units redeemed and transferred to other funding options	(6,581,730)	(7,829,880)	(11,654,521)	(13,500,008)	(394,177)	(379,991)
Units end of year	35,102,641	39,819,422	101,501,559	110,730,212	2,514,711	2,716,867

(a) For the period April 29, 2022 to December 31, 2022.

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	279,130	282,050	41,613,492	45,339,856	39,207,357	43,125,417
Units issued and transferred from other funding options	7,302	25,404	1,411,705	1,579,898	1,471,433	1,128,983
Units redeemed and transferred to other funding options	(71,636)	(28,324)	(7,063,911)	(5,306,262)	(6,895,168)	(5,047,043)
Units end of year	214,796	279,130	35,961,286	41,613,492	33,783,622	39,207,357
	BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	1,015,692	1,408,916	13,494,202	15,132,977	27,208,116	28,286,623
Units issued and transferred from other funding options	106,519	88,211	778,291	1,031,821	1,334,257	1,467,526
Units redeemed and transferred to other funding options	(245,459)	(481,435)	(2,121,503)	(2,670,596)	(3,568,355)	(2,546,033)
Units end of year	876,752	1,015,692	12,150,990	13,494,202	24,974,018	27,208,116
	BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	11,155,708	12,220,827	25,049,110	27,300,104	15,312,749	16,792,113
Units issued and transferred from other funding options	242,111	164,617	1,958,867	1,581,117	1,427,941	1,576,786
Units redeemed and transferred to other funding options	(1,464,699)	(1,229,736)	(3,376,261)	(3,832,111)	(3,102,914)	(3,056,150)
Units end of year	9,933,120	11,155,708	23,631,716	25,049,110	13,637,776	15,312,749
	BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	2,835,612	3,105,281	9,183,313	10,306,590	108,219,539	114,041,018
Units issued and transferred from other funding options	233,894	258,223	146,567	317,214	3,230,728	4,584,114
Units redeemed and transferred to other funding options	(500,981)	(527,892)	(1,164,436)	(1,440,491)	(15,051,999)	(10,405,593)
Units end of year	2,568,525	2,835,612	8,165,444	9,183,313	96,398,268	108,219,539

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	13,771	12,403	20,032,840	21,549,408	1,875,893	1,827,815
Units issued and transferred from other funding options	2,060	1,973	884,881	774,620	131,049	391,835
Units redeemed and transferred to other funding options	(647)	(605)	(2,998,328)	(2,291,188)	(339,955)	(343,757)
Units end of year	15,184	13,771	17,919,393	20,032,840	1,666,987	1,875,893
	BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Large Cap Value Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	42,738,549	45,676,905	58,425,051	61,849,873	100,117,323	111,352,652
Units issued and transferred from other funding options	763,162	980,727	1,192,562	1,346,962	5,166,479	3,678,121
Units redeemed and transferred to other funding options	(3,802,957)	(3,919,083)	(5,326,457)	(4,771,784)	(13,493,815)	(14,913,450)
Units end of year	39,698,754	42,738,549	54,291,156	58,425,051	91,789,987	100,117,323
	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	44,840,796	49,222,265	149,120,904	148,782,023	7,271,885	8,225,195
Units issued and transferred from other funding options	1,963,030	1,754,735	29,473,928	30,928,292	278,581	932,082
Units redeemed and transferred to other funding options	(6,367,377)	(6,136,204)	(39,937,078)	(30,589,411)	(1,880,355)	(1,885,392)
Units end of year	40,436,449	44,840,796	138,657,754	149,120,904	5,670,111	7,271,885
	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/ Dimensional International Small Company Subaccount		BHFTII Brighthouse/ Wellington Balanced Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	309,414	321,070	210,567	224,377	36,985,298	40,629,804
Units issued and transferred from other funding options	9,514	488	10,529	13,702	587,821	849,355
Units redeemed and transferred to other funding options	(53,957)	(12,144)	(30,547)	(27,512)	(3,519,750)	(4,493,861)
Units end of year	264,971	309,414	190,549	210,567	34,053,369	36,985,298

(a) For the period April 29, 2022 to December 31, 2022.

	BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	24,008,810	25,212,059	63,864,127	70,706,574	13,874	11,905
Units issued and transferred from other funding options	1,930,435	2,513,504	5,071,202	3,099,511	2,182	3,444
Units redeemed and transferred to other funding options	(3,525,566)	(3,716,753)	(11,146,007)	(9,941,958)	(5,252)	(1,475)
Units end of year	22,413,679	24,008,810	57,789,322	63,864,127	10,804	13,874
	BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	308,793	335,917	11,788,865	13,610,599	54,476,780	61,476,978
Units issued and transferred from other funding options	12,337	5,259	668,880	612,383	5,180,552	3,668,101
Units redeemed and transferred to other funding options	(26,990)	(32,383)	(1,717,093)	(2,434,117)	(9,541,954)	(10,668,299)
Units end of year	294,140	308,793	10,740,652	11,788,865	50,115,378	54,476,780
	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	23,310,443	27,019,859	172,347,253	191,895,286	267,461,072	286,660,735
Units issued and transferred from other funding options	434,415	580,756	4,240,162	6,858,820	8,773,086	7,144,545
Units redeemed and transferred to other funding options	(2,668,884)	(4,290,172)	(21,453,862)	(26,406,853)	(26,727,369)	(26,344,208)
Units end of year	21,075,974	23,310,443	155,133,553	172,347,253	249,506,789	267,461,072
	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	23,710,667	26,750,695	25,601,571	27,655,751	129,821,695	140,545,071
Units issued and transferred from other funding options	825,831	764,028	1,004,865	1,029,043	2,296,984	3,275,003
Units redeemed and transferred to other funding options	(3,286,042)	(3,804,056)	(3,218,749)	(3,083,223)	(13,428,985)	(13,998,379)
Units end of year	21,250,456	23,710,667	23,387,687	25,601,571	118,689,694	129,821,695

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	142,469	151,115	14,903,553	16,238,089	4,310,190	4,606,537
Units issued and transferred from other funding options	3,338	13,893	551,861	475,516	159,352	251,014
Units redeemed and transferred to other funding options	(20,898)	(22,539)	(1,558,312)	(1,810,052)	(514,958)	(547,361)
Units end of year	124,909	142,469	13,897,102	14,903,553	3,954,584	4,310,190
	BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	71,065,681	79,234,296	27,836,841	31,115,985	10,845,299	11,806,761
Units issued and transferred from other funding options	3,523,411	1,820,271	1,125,758	889,302	402,711	298,261
Units redeemed and transferred to other funding options	(10,478,979)	(9,988,886)	(3,917,453)	(4,168,446)	(1,368,478)	(1,259,723)
Units end of year	64,110,113	71,065,681	25,045,146	27,836,841	9,879,532	10,845,299
	BHFTII Western Asset Management U.S. Government Subaccount		BNY Mellon Sustainable U.S. Equity Subaccount		Delaware VIP® Small Cap Value Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	29,490,028	33,120,355	184,627	283,656	1,444,081	1,679,073
Units issued and transferred from other funding options	3,091,665	1,365,366	267	2,270	23,314	13,393
Units redeemed and transferred to other funding options	(5,642,936)	(4,995,693)	(25,849)	(101,299)	(159,002)	(248,385)
Units end of year	26,938,757	29,490,028	159,045	184,627	1,308,393	1,444,081
	Fidelity® VIP Equity-Income Subaccount		Fidelity® VIP Freedom 2020 Subaccount		Fidelity® VIP Freedom 2025 Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	26,429,561	29,152,777	247,445	317,694	713,558	641,981
Units issued and transferred from other funding options	421,894	604,319	22,096	56,520	76,759	304,768
Units redeemed and transferred to other funding options	(2,616,100)	(3,327,535)	(77,512)	(126,769)	(128,911)	(233,191)
Units end of year	24,235,355	26,429,561	192,029	247,445	661,406	713,558

(a) For the period April 29, 2022 to December 31, 2022.

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	14,216,653	14,867,590	13,280,545	14,195,220	222,686,400	243,652,049
Units issued and transferred from other funding options	554,866	594,286	562,435	411,694	4,796,361	6,391,043
Units redeemed and transferred to other funding options	(1,274,639)	(1,245,223)	(1,578,472)	(1,326,369)	(22,156,863)	(27,356,692)
Units end of year	13,496,880	14,216,653	12,264,508	13,280,545	205,325,898	222,686,400
	BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	15,705,285	16,550,380	23,361,610	25,050,895	18,316,052	20,308,407
Units issued and transferred from other funding options	895,690	1,007,847	785,003	897,039	919,023	818,495
Units redeemed and transferred to other funding options	(2,405,678)	(1,852,942)	(2,639,057)	(2,586,324)	(3,332,818)	(2,810,850)
Units end of year	14,195,297	15,705,285	21,507,556	23,361,610	15,902,257	18,316,052
	DWS Small Mid Cap Value VIP Subaccount		Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Dynamic Capital Appreciation Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	776,648	858,704	37,320,404	40,331,243	379,674	399,881
Units issued and transferred from other funding options	22,513	14,214	1,169,217	1,508,771	5,075	3,291
Units redeemed and transferred to other funding options	(101,059)	(96,270)	(5,375,845)	(4,519,610)	(29,986)	(23,498)
Units end of year	698,102	776,648	33,113,776	37,320,404	354,763	379,674
	Fidelity® VIP Freedom 2030 Subaccount		Fidelity® VIP Freedom 2040 Subaccount		Fidelity® VIP Freedom 2050 Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	327,926	453,819	206,788	118,864	237,658	247,568
Units issued and transferred from other funding options	108,851	87,266	47,750	102,891	75,116	44,442
Units redeemed and transferred to other funding options	(11,285)	(213,159)	(28,561)	(14,967)	(25,478)	(54,352)
Units end of year	425,492	327,926	225,977	206,788	287,296	237,658

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	Fidelity® VIP FundsManager 60% Subaccount		Fidelity® VIP High Income Subaccount		Fidelity® VIP Mid Cap Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	29,087,023	37,020,338	3,145,752	3,510,924	39,825,738	43,120,439
Units issued and transferred from other funding options	27,861	490,491	40,391	55,481	1,178,619	1,344,109
Units redeemed and transferred to other funding options	(6,503,249)	(8,423,806)	(336,729)	(420,653)	(4,350,047)	(4,638,810)
Units end of year	22,611,635	29,087,023	2,849,414	3,145,752	36,654,310	39,825,738
	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	5,793,086	6,221,002	4,829,792	5,029,951	20,123,394	22,062,676
Units issued and transferred from other funding options	351,942	485,868	259,496	324,369	935,359	1,054,878
Units redeemed and transferred to other funding options	(928,776)	(913,784)	(537,430)	(524,528)	(3,338,340)	(2,994,160)
Units end of year	5,216,252	5,793,086	4,551,858	4,829,792	17,720,413	20,123,394
	Invesco V.I. Equity and Income Subaccount		Invesco V.I. Government Securities Subaccount		Janus Henderson Enterprise Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	10,497,768	12,184,420	3,224,496	3,500,509	3,426,708	4,015,526
Units issued and transferred from other funding options	416,821	211,180	142,226	116,161	190,984	131,118
Units redeemed and transferred to other funding options	(1,979,733)	(1,897,832)	(622,804)	(392,174)	(678,769)	(719,936)
Units end of year	8,934,856	10,497,768	2,743,918	3,224,496	2,938,923	3,426,708
	LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	53,368,682	58,891,266	22,819,911	25,739,177	19,863,169	21,721,806
Units issued and transferred from other funding options	1,357,616	854,622	932,659	724,991	880,270	1,035,921
Units redeemed and transferred to other funding options	(6,649,236)	(6,377,206)	(3,856,596)	(3,644,257)	(3,017,686)	(2,894,558)
Units end of year	48,077,062	53,368,682	19,895,974	22,819,911	17,725,753	19,863,169

(a) For the period April 29, 2022 to December 31, 2022.

	FTVIPT Franklin Income VIP Subaccount		FTVIPT Franklin Mutual Shares VIP Subaccount		FTVIPT Franklin Rising Dividends VIP Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	4,230,152	4,937,216	3,747,195	4,118,796	2,331,556	2,704,402
Units issued and transferred from other funding options	168,030	254,050	103,327	309,775	186,557	65,061
Units redeemed and transferred to other funding options	(631,180)	(961,114)	(520,920)	(681,376)	(507,271)	(437,907)
Units end of year	3,767,002	4,230,152	3,329,602	3,747,195	2,010,842	2,331,556
	Invesco V.I. Comstock Subaccount		Invesco V.I. Diversified Dividend Subaccount		Invesco V.I. Equally-Weighted S&P 500 Subaccount
	2023	2022	2023	2022	2023	2022 (a)
Units beginning of year	1,378,419	1,601,567	245,413	286,444	569,788	—
Units issued and transferred from other funding options	137,043	10,245	15	5,225	10,164	944,788
Units redeemed and transferred to other funding options	(293,383)	(233,393)	(99,382)	(46,256)	(42,446)	(375,000)
Units end of year	1,222,079	1,378,419	146,046	245,413	537,506	569,788
	Janus Henderson Global Research Subaccount		Janus Henderson Overseas Subaccount		LMPVET ClearBridge Variable Aggressive Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	149,022	148,679	11,966,010	12,900,328	19,605,939	21,121,700
Units issued and transferred from other funding options	1,805	1,085	539,782	653,953	488,467	914,308
Units redeemed and transferred to other funding options	(9,987)	(742)	(1,712,767)	(1,588,271)	(1,950,335)	(2,430,069)
Units end of year	140,840	149,022	10,793,025	11,966,010	18,144,071	19,605,939
	LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Mid Cap Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	26,018,715	28,617,610	6,666,375	7,143,263	9,238,983	9,848,097
Units issued and transferred from other funding options	855,818	586,351	358,032	167,121	453,315	435,235
Units redeemed and transferred to other funding options	(3,312,356)	(3,185,246)	(831,986)	(644,009)	(1,105,676)	(1,044,349)
Units end of year	23,562,177	26,018,715	6,192,421	6,666,375	8,586,622	9,238,983

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2023 and 2022:

	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount		LMPVET Franklin Multi-Asset Variable Growth Subaccount		LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	10,530,210	12,075,254	6,343,057	6,786,718	9,011,632	9,747,833
Units issued and transferred from other funding options	522,564	373,818	149,018	64,335	254,825	65,418
Units redeemed and transferred to other funding options	(1,357,836)	(1,918,862)	(584,423)	(507,996)	(1,086,989)	(801,619)
Units end of year	9,694,938	10,530,210	5,907,652	6,343,057	8,179,468	9,011,632

	Pioneer Mid Cap Value VCT Subaccount		TAP 1919 Variable Socially Responsive Balanced Subaccount
	2023	2022	2023	2022
Units beginning of year	3,669,238	4,256,933	6,859,577	7,626,618
Units issued and transferred from other funding options	235,415	121,920	207,776	274,471
Units redeemed and transferred to other funding options	(668,646)	(709,615)	(608,315)	(1,041,512)
Units end of year	3,236,007	3,669,238	6,459,038	6,859,577

(a) For the period April 29, 2022 to December 31, 2022.

	LMPVIT Western Asset Core Plus Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount		Morgan Stanley VIF Growth Subaccount
	2023	2022	2023	2022	2023	2022
Units beginning of year	16,142,132	17,542,239	1,204,787	1,423,781	1,536,439	1,736,635
Units issued and transferred from other funding options	947,362	802,901	124,683	62,994	21,041	410,498
Units redeemed and transferred to other funding options	(2,672,189)	(2,203,008)	(278,468)	(281,988)	(173,913)	(610,694)
Units end of year	14,417,305	16,142,132	1,051,002	1,204,787	1,383,567	1,536,439

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio, or series, and total return ratios for the respective stated periods in the five years ended December 31, 2023:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
AB VPS Sustainable Global	2023	131,863	1.90 - 2.01	262,661	0.03	1.65 - 1.90	13.53 - 13.82
Thematic Subaccount	2022	131,141	1.67 - 1.76	229,647	—	1.65 - 1.90	(28.54) - (28.36)
	2021	139,641	2.34 - 2.46	340,268	—	1.65 - 1.90	20.27 - 20.57
	2020	180,315	1.95 - 2.04	365,325	0.48	1.65 - 1.90	36.46 - 36.80
	2019	256,047	1.43 - 1.49	380,111	0.16	1.65 - 1.90	27.34 - 27.66
Alger Capital Appreciation	2023	201,621	5.35 - 7.55	1,437,875	—	1.55 - 2.55	39.20 - 40.59
Subaccount	2022	259,928	3.84 - 5.37	1,328,480	—	1.55 - 2.55	(38.28) - (37.66)
	2021	308,867	6.22 - 8.62	2,504,256	—	1.55 - 2.55	15.84 - 17.00
	2020	400,023	5.37 - 7.37	2,806,408	—	1.55 - 2.55	37.83 - 39.22
	2019	444,716	3.90 - 5.29	2,250,040	—	1.55 - 2.55	29.85 - 31.15
American Funds® Global	2023	15,484,857	3.77 - 6.24	80,029,038	0.88	0.30 - 2.60	19.47 - 22.24
Growth Subaccount	2022	17,743,849	3.16 - 5.17	75,825,259	0.65	0.30 - 2.60	(26.67) - (24.96)
	2021	19,623,281	4.31 - 6.96	113,128,512	0.33	0.30 - 2.60	13.43 - 16.07
	2020	22,171,319	3.80 - 6.07	111,442,647	0.35	0.30 - 2.60	27.11 - 30.07
	2019	25,237,179	2.99 - 4.72	99,071,222	1.09	0.30 - 2.60	31.81 - 34.87
American Funds® Global	2023	214,796	4.90 - 5.57	1,124,736	0.23	1.40 - 1.90	13.99 - 14.56
Small Capitalization	2022	279,130	4.30 - 4.87	1,279,577	—	1.40 - 1.90	(30.88) - (30.53)
Subaccount	2021	282,050	6.22 - 7.00	1,867,115	—	1.40 - 1.90	4.73 - 5.25
	2020	304,533	5.94 - 6.65	1,921,536	0.16	1.40 - 1.90	27.28 - 27.91
	2019	344,493	4.67 - 5.20	1,704,336	0.15	1.40 - 1.90	29.04 - 29.69
American Funds® Growth	2023	35,961,286	4.95 - 8.10	243,660,583	0.35	0.30 - 2.65	34.87 - 38.07
Subaccount	2022	41,613,492	3.67 - 5.95	206,241,058	0.31	0.30 - 2.65	(31.77) - (30.15)
	2021	45,339,856	5.38 - 8.64	326,597,971	0.21	0.30 - 2.65	18.80 - 21.62
	2020	51,517,432	4.52 - 7.20	309,665,050	0.32	0.30 - 2.65	48.10 - 51.62
	2019	59,386,160	3.05 - 4.82	239,236,115	0.73	0.30 - 2.65	27.35 - 30.38
American Funds®	2023	33,783,622	3.21 - 5.28	155,751,111	1.33	0.30 - 2.70	22.79 - 25.76
Growth-Income Subaccount	2022	39,207,357	2.62 - 4.24	146,029,068	1.26	0.30 - 2.70	(18.71) - (16.74)
	2021	43,125,417	3.22 - 5.15	195,644,743	1.10	0.30 - 2.70	20.79 - 23.72
	2020	48,860,435	2.64 - 4.22	182,005,882	1.34	0.30 - 2.75	10.46 - 13.20
	2019	55,387,632	2.39 - 3.78	185,010,766	1.63	0.30 - 2.75	22.72 - 25.76
American Funds® The Bond	2023	1,569,970	1.62 - 1.85	2,768,944	3.26	1.40 - 1.90	3.05 - 3.56
Fund of America Subaccount	2022	1,773,247	1.57 - 1.79	3,020,522	2.83	1.40 - 1.90	(14.22) - (13.79)
	2021	2,174,406	1.83 - 2.07	4,307,551	1.39	1.40 - 1.90	(2.18) - (1.69)
	2020	2,244,339	1.87 - 2.11	4,535,947	2.25	1.40 - 1.90	7.66 - 8.20
	2019	1,949,572	1.74 - 1.95	3,653,595	2.56	1.40 - 1.90	7.30 - 7.84
BHFTI American Funds®	2023	1,451,794	2.10 - 2.46	3,333,728	2.36	0.30 - 1.30	14.99 - 16.14
Balanced Allocation	2022	1,734,592	1.83 - 2.12	3,457,097	1.41	0.30 - 1.30	(17.84) - (17.01)
Subaccount	2021	1,766,964	2.23 - 2.55	4,263,364	1.20	0.30 - 1.30	10.69 - 11.81
	2020	2,041,503	2.01 - 2.28	4,440,214	1.67	0.30 - 1.30	14.07 - 15.22
	2019	2,354,487	1.76 - 1.98	4,461,889	1.82	0.30 - 1.30	17.98 - 19.17

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds® Growth	2023	1,711,863	2.38 - 2.79	4,409,597	2.04	0.30 - 1.30	18.73 - 19.92
Allocation Subaccount	2022	2,006,458	2.01 - 2.33	4,351,158	1.07	0.30 - 1.30	(19.57) - (18.77)
	2021	1,977,637	2.50 - 2.86	5,310,008	0.80	0.30 - 1.30	14.41 - 15.56
	2020	2,182,829	2.18 - 2.48	5,064,893	1.57	0.30 - 1.30	15.41 - 16.57
	2019	2,233,157	1.89 - 2.12	4,474,472	1.75	0.30 - 1.30	22.04 - 23.27
BHFTI American Funds®	2023	876,752	1.85 - 2.16	1,729,364	2.56	0.30 - 1.30	11.46 - 12.58
Moderate Allocation	2022	1,015,692	1.66 - 1.92	1,795,502	1.68	0.30 - 1.30	(15.73) - (14.88)
Subaccount	2021	1,408,916	1.97 - 2.25	2,911,811	1.59	0.30 - 1.30	8.22 - 9.31
	2020	1,480,967	1.82 - 2.06	2,824,348	1.80	0.30 - 1.30	11.53 - 12.65
	2019	1,782,426	1.63 - 1.83	3,027,510	1.99	0.30 - 1.30	14.66 - 15.81
BHFTI BlackRock High Yield	2023	12,150,990	1.68 - 13.67	50,964,922	5.37	0.19 - 2.75	10.01 - 13.20
Subaccount	2022	13,494,202	1.53 - 12.19	49,688,288	5.15	0.19 - 2.75	(12.76) - (10.34)
	2021	15,132,977	1.75 - 13.72	62,625,612	4.13	0.19 - 2.75	2.32 - 5.34
	2020	15,876,598	1.71 - 13.15	63,095,213	5.44	0.19 - 2.75	4.58 - 7.56
	2019	17,777,338	1.63 - 12.35	66,490,452	5.96	0.19 - 2.75	11.74 - 14.83
BHFTI Brighthouse Asset	2023	24,974,018	1.98 - 3.66	64,930,281	2.72	0.30 - 2.45	17.90 - 20.45
Allocation 100 Subaccount	2022	27,208,116	1.68 - 3.10	59,203,400	1.33	0.30 - 2.45	(22.08) - (20.39)
	2021	28,286,623	2.15 - 3.98	77,963,010	1.12	0.30 - 2.45	15.27 - 17.77
	2020	29,928,153	1.87 - 3.45	70,679,066	1.15	0.30 - 2.45	16.03 - 18.56
	2019	31,904,947	1.61 - 2.97	64,094,353	1.51	0.30 - 2.45	24.40 - 27.10
BHFTI Brighthouse Small Cap	2023	21,811,885	1.89 - 5.82	73,626,777	1.01	0.30 - 2.70	10.92 - 13.61
Value Subaccount	2022	24,062,264	1.71 - 5.19	72,060,078	0.63	0.30 - 2.70	(15.40) - (13.35)
	2021	26,377,513	2.02 - 6.06	92,005,285	0.84	0.30 - 2.70	28.29 - 31.40
	2020	29,940,763	1.57 - 4.66	80,202,218	1.34	0.30 - 2.70	(3.20) - (0.84)
	2019	32,107,498	1.62 - 4.75	88,192,033	0.91	0.30 - 2.70	25.35 - 28.39
BHFTI Brighthouse/abrdn	2023	8,561,920	1.32 - 3.77	20,600,972	1.10	0.30 - 2.65	3.74 - 6.36
Emerging Markets Equity	2022	9,342,647	1.26 - 3.55	21,434,132	0.81	0.30 - 2.65	(27.71) - (25.80)
Subaccount	2021	9,693,277	1.73 - 4.80	30,359,944	0.23	0.30 - 2.65	(7.50) - (5.10)
	2020	10,890,523	1.86 - 5.08	36,618,270	2.00	0.30 - 2.65	24.02 - 27.29
	2019	12,404,734	1.49 - 4.00	33,332,249	1.75	0.30 - 2.65	17.65 - 20.62
BHFTI Brighthouse/Eaton	2023	1,980,184	1.17 - 1.30	2,525,246	5.69	1.70 - 2.50	8.06 - 8.93
Vance Floating Rate	2022	2,587,690	1.08 - 1.19	3,032,833	3.45	1.70 - 2.50	(4.03) - (3.26)
Subaccount	2021	2,866,634	1.12 - 1.23	3,472,742	3.08	1.70 - 2.50	0.94 - 1.75
	2020	2,896,613	1.11 - 1.21	3,456,000	4.54	1.70 - 2.50	(0.46) - 0.34
	2019	3,379,514	1.12 - 1.21	4,013,708	4.50	1.70 - 2.50	4.39 - 5.22
BHFTI	2023	9,933,120	2.93 - 5.72	36,494,667	0.69	0.30 - 2.50	22.42 - 25.13
Brighthouse/Wellington Large	2022	11,155,708	2.37 - 4.57	33,274,007	0.56	0.30 - 2.50	(21.11) - (19.36)
Cap Research Subaccount	2021	12,220,827	2.98 - 5.67	45,687,145	0.76	0.30 - 2.60	21.01 - 23.83
	2020	13,502,807	2.44 - 4.58	41,330,251	0.99	0.30 - 2.75	18.78 - 21.74
	2019	15,103,692	2.03 - 3.76	38,524,903	1.01	0.30 - 2.75	28.26 - 31.44
BHFTI CBRE Global Real	2023	23,631,716	1.21 - 3.55	38,543,386	2.71	0.30 - 2.60	9.85 - 12.53
Estate Subaccount	2022	25,049,110	1.10 - 3.20	36,596,341	4.40	0.30 - 2.60	(26.92) - (24.94)
	2021	27,300,104	1.50 - 4.32	53,675,641	3.03	0.30 - 2.60	30.97 - 34.30
	2020	30,117,273	1.14 - 3.26	44,728,909	4.65	0.30 - 2.60	(7.46) - (5.06)
	2019	32,063,792	1.23 - 3.48	50,458,985	3.29	0.30 - 2.60	21.61 - 24.72

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Harris Oakmark	2023	13,637,776	1.83 - 3.52	34,432,841	2.14	0.30 - 2.60	16.21 - 18.90
International Subaccount	2022	15,312,749	1.56 - 2.98	32,975,441	2.44	0.30 - 2.60	(17.94) - (16.03)
	2021	16,792,113	1.89 - 3.57	43,630,122	0.84	0.30 - 2.60	5.88 - 8.34
	2020	18,854,315	1.77 - 3.31	45,754,850	3.35	0.30 - 2.60	2.65 - 5.05
	2019	20,273,169	1.71 - 3.18	47,641,821	2.42	0.30 - 2.60	21.63 - 24.46
BHFTI Invesco Comstock	2023	35,102,641	2.46 - 5.36	131,002,299	1.96	0.30 - 2.60	9.34 - 11.87
Subaccount	2022	39,819,422	2.25 - 4.80	134,819,600	1.86	0.30 - 2.60	(1.94) - 0.34
	2021	45,921,335	2.29 - 4.80	156,894,907	1.93	0.30 - 2.60	29.77 - 32.78
	2020	52,488,938	1.77 - 3.63	137,078,924	2.22	0.30 - 2.75	(3.21) - (0.80)
	2019	56,832,658	1.82 - 3.67	152,074,044	2.13	0.30 - 2.75	21.57 - 24.58
BHFTI Invesco Global Equity	2023	101,501,559	2.00 - 4.60	286,372,773	0.30	0.30 - 2.70	31.01 - 34.18
Subaccount	2022	110,730,212	1.52 - 3.47	234,355,322	—	0.30 - 2.70	(33.66) - (32.05)
	2021	119,275,854	2.29 - 5.18	374,561,297	0.09	0.30 - 2.70	12.39 - 15.12
	2020	130,926,591	2.04 - 4.56	359,649,007	0.83	0.30 - 2.70	24.18 - 27.20
	2019	144,505,215	1.64 - 3.64	314,384,723	0.98	0.30 - 2.70	28.06 - 31.17
BHFTI Invesco Small Cap	2023	2,514,711	2.89 - 5.43	10,247,019	—	0.30 - 2.60	9.03 - 11.99
Growth Subaccount	2022	2,716,867	2.64 - 4.93	10,041,309	—	0.30 - 2.60	(36.81) - (35.23)
	2021	2,816,365	4.15 - 7.71	16,315,837	—	0.30 - 2.60	4.19 - 6.80
	2020	3,049,133	3.96 - 7.32	16,747,297	0.07	0.30 - 2.60	52.73 - 56.77
	2019	3,593,417	2.58 - 4.74	12,738,892	—	0.30 - 2.60	21.22 - 24.26
BHFTI JPMorgan Small Cap	2023	2,568,525	2.31 - 3.40	8,018,322	1.37	0.30 - 2.60	10.32 - 12.87
Value Subaccount	2022	2,835,612	2.17 - 3.04	7,944,134	1.16	0.30 - 2.60	(15.44) - (13.47)
	2021	3,105,281	2.55 - 3.54	10,171,546	1.14	0.30 - 2.60	29.60 - 32.61
	2020	3,390,292	2.00 - 2.70	8,465,126	1.38	0.30 - 2.60	3.61 - 6.02
	2019	3,563,421	1.92 - 2.57	8,476,557	1.39	0.30 - 2.60	16.46 - 19.17
BHFTI Loomis Sayles Global	2023	8,165,444	4.22 - 12.36	99,204,042	—	0.60 - 1.30	20.94 - 21.78
Allocation Subaccount	2022	9,183,313	3.49 - 10.21	92,135,736	—	0.60 - 1.30	(24.11) - (23.58)
	2021	10,306,590	4.59 - 13.45	136,279,058	1.02	0.60 - 1.30	13.09 - 13.88
	2020	11,429,150	4.06 - 11.89	133,723,909	0.92	0.60 - 1.30	13.62 - 14.42
	2019	12,653,433	3.57 - 10.46	130,123,820	1.74	0.60 - 1.30	26.21 - 27.10
BHFTI Loomis Sayles Growth	2023	96,398,268	2.03 - 26.91	752,806,101	—	0.30 - 2.70	47.71 - 51.61
Subaccount	2022	108,219,539	1.37 - 17.92	551,329,663	—	0.30 - 2.60	(29.85) - (28.08)
	2021	114,041,018	1.96 - 25.15	829,993,068	0.22	0.30 - 2.60	15.23 - 18.30
	2020	40,644,387	1.70 - 21.46	535,699,103	0.83	0.30 - 2.60	28.86 - 32.14
	2019	45,285,728	1.32 - 16.40	454,235,912	1.05	0.30 - 2.60	20.42 - 23.46
BHFTI MetLife Multi-Index	2023	15,184	15.58 - 17.13	250,067	2.27	0.30 - 1.15	12.53 - 13.48
Targeted Risk Subaccount	2022	13,771	13.85 - 15.10	200,585	1.79	0.30 - 1.15	(21.99) - (21.33)
	2021	12,403	17.75 - 19.19	230,463	1.74	0.30 - 1.15	8.46 - 9.39
	2020	11,229	16.37 - 17.54	191,444	2.16	0.30 - 1.15	5.34 - 6.24
	2019	9,601	15.54 - 16.51	154,590	2.15	0.30 - 1.15	20.32 - 21.35
BHFTI MFS® Research	2023	17,919,393	1.50 - 2.97	39,592,656	1.50	0.30 - 2.65	9.88 - 12.48
International Subaccount	2022	20,032,840	1.37 - 2.62	39,792,375	1.81	0.30 - 2.65	(19.72) - (17.81)
	2021	21,549,408	1.70 - 3.24	52,762,722	0.95	0.30 - 2.65	8.79 - 11.38
	2020	23,270,099	1.56 - 3.01	51,739,812	2.22	0.30 - 2.65	10.05 - 12.68
	2019	25,096,575	1.42 - 2.66	50,063,291	1.35	0.30 - 2.65	24.96 - 27.93

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Morgan Stanley	2023	1,666,987	2.46 - 6.85	6,433,260	—	0.30 - 2.60	37.26 - 40.44
Discovery Subaccount	2022	1,875,893	1.78 - 4.94	5,234,970	—	0.30 - 2.60	(63.49) - (62.63)
	2021	1,827,815	4.83 - 13.43	14,012,753	—	0.30 - 2.60	(13.07) - (11.05)
	2020	2,247,711	5.52 - 15.30	19,200,216	—	0.30 - 2.60	146.62 - 152.36
	2019	2,823,184	2.22 - 6.14	9,792,076	—	0.30 - 2.60	36.53 - 39.71
BHFTI PIMCO Inflation	2023	22,413,679	1.11 - 1.75	32,803,180	2.34	0.30 - 2.75	0.94 - 3.43
Protected Bond Subaccount	2022	24,008,810	1.10 - 1.70	34,300,444	6.48	0.30 - 2.75	(14.14) - (11.86)
	2021	25,212,059	1.28 - 1.92	41,300,650	0.91	0.30 - 2.75	2.72 - 5.30
	2020	25,848,721	1.25 - 1.83	40,701,387	2.98	0.30 - 2.75	8.67 - 11.52
	2019	27,065,624	1.15 - 1.64	38,613,564	3.63	0.30 - 2.75	5.49 - 8.16
BHFTI PIMCO Total Return	2023	57,789,322	1.16 - 2.22	89,465,462	2.91	0.30 - 2.70	3.24 - 5.74
Subaccount	2022	63,864,127	1.13 - 2.11	95,027,554	2.93	0.30 - 2.70	(16.83) - (14.82)
	2021	70,706,574	1.35 - 2.48	125,075,812	1.80	0.30 - 2.70	(4.02) - (1.69)
	2020	75,518,667	1.41 - 2.53	138,373,579	3.81	0.30 - 2.70	5.62 - 8.19
	2019	78,582,880	1.34 - 2.35	135,396,335	2.88	0.30 - 2.70	5.57 - 8.14
BHFTI Schroders Global	2023	10,804	14.35 - 15.71	164,263	2.10	0.30 - 1.15	13.71 - 14.68
Multi-Asset Subaccount	2022	13,874	12.62 - 13.70	184,606	1.37	0.30 - 1.15	(21.08) - (20.41)
	2021	11,905	15.99 - 17.21	199,578	0.33	0.30 - 1.15	10.15 - 11.09
	2020	5,315	14.51 - 15.50	80,394	1.69	0.30 - 1.15	0.94 - 1.80
	2019	5,741	14.38 - 15.22	85,566	1.27	0.30 - 1.15	20.10 - 21.13
BHFTI SSGA Growth and	2023	39,698,754	2.15	85,175,100	2.32	1.25	12.56
Income ETF Subaccount	2022	42,738,549	1.91	81,464,733	3.02	1.25	(16.43)
	2021	45,676,905	2.28	104,179,077	1.77	1.25	11.97
	2020	49,561,039	2.04	100,953,217	2.67	1.25	8.46
	2019	53,069,377	1.88	99,668,070	2.33	1.25	18.12
BHFTI SSGA Growth ETF	2023	54,291,156	2.32	125,908,761	1.87	1.25	14.32
Subaccount	2022	58,425,051	2.03	118,523,970	2.76	1.25	(16.92)
	2021	61,849,873	2.44	151,018,714	1.46	1.25	16.14
	2020	67,076,358	2.10	141,014,656	2.41	1.25	9.37
	2019	72,169,512	1.92	138,723,949	1.96	1.25	20.92
BHFTI T. Rowe Price Large Cap	2023	91,789,987	1.36 - 16.06	289,116,803	1.90	0.30 - 2.70	0.00 - 9.45
Value Subaccount	2022	100,117,323	1.36 - 14.79	292,210,907	1.66	0.30 - 2.70	(7.63) - 0.00
	2021	111,352,652	1.36 - 15.74	347,510,045	1.91	0.30 - 2.70	0.00 - 25.74
	2020	124,173,096	1.36 - 12.61	312,097,691	2.43	0.30 - 2.70	0.00 - 2.69
	2019	133,926,038	1.36 - 12.38	333,726,536	2.12	0.30 - 2.70	0.00 - 26.24
BHFTI T. Rowe Price Mid Cap	2023	294,140	2.90 - 5.52	1,352,819	—	1.55 - 2.65	16.72 - 18.01
Growth Subaccount	2022	308,793	2.48 - 4.68	1,196,798	—	1.55 - 2.65	(24.55) - (23.72)
	2021	335,917	3.11 - 6.14	1,735,765	—	1.55 - 2.65	11.97 - 13.21
	2020	365,293	2.77 - 5.42	1,654,828	0.03	1.55 - 2.65	20.67 - 22.01
	2019	441,042	2.30 - 4.44	1,619,265	0.03	1.55 - 2.65	27.64 - 29.05
BHFTI Victory Sycamore Mid	2023	10,740,652	2.12 - 4.91	29,628,335	1.48	0.30 - 2.65	7.07 - 9.61
Cap Value Subaccount	2022	11,788,865	1.98 - 4.54	30,067,188	1.70	0.30 - 2.65	(5.24) - (2.99)
	2021	13,610,599	2.09 - 4.75	36,226,321	1.18	0.30 - 2.65	28.35 - 31.40
	2020	15,488,754	1.63 - 3.66	31,721,164	1.46	0.30 - 2.65	4.82 - 7.32
	2019	16,842,655	1.55 - 3.46	32,723,668	1.13	0.30 - 2.65	25.61 - 28.60

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Bond	2023	50,115,378	0.99 - 2.35	74,510,283	3.10	0.30 - 2.70	2.83 - 5.52
Income Subaccount	2022	54,476,780	0.96 - 2.23	77,583,757	2.82	0.30 - 2.70	(16.60) - (14.40)
	2021	61,476,978	1.15 - 2.62	103,285,912	2.66	0.30 - 2.70	(3.29) - (0.73)
	2020	64,844,578	1.19 - 2.64	111,079,654	3.54	0.30 - 2.75	5.50 - 8.27
	2019	65,840,601	1.13 - 2.47	105,679,169	3.67	0.30 - 2.75	6.69 - 9.50
BHFTII BlackRock Capital	2023	40,436,449	2.72 - 13.45	203,821,315	0.04	0.30 - 2.60	45.66 - 49.16
Appreciation Subaccount	2022	44,840,796	1.84 - 9.10	151,827,175	—	0.30 - 2.60	(39.22) - (37.80)
	2021	49,222,265	3.00 - 14.77	269,805,579	—	0.30 - 2.60	18.03 - 20.84
	2020	55,046,836	2.52 - 12.34	250,131,341	—	0.30 - 2.60	36.96 - 40.24
	2019	61,999,647	1.82 - 8.88	201,388,951	0.21	0.30 - 2.60	29.39 - 32.45
BHFTII BlackRock	2023	138,657,754	0.77 - 2.32	160,570,194	1.68	0.30 - 2.70	2.06 - 4.73
Ultra-Short Term Bond	2022	149,120,904	0.75 - 2.24	163,317,472	—	0.30 - 2.70	(1.46) - 1.14
Subaccount	2021	148,782,023	0.76 - 2.24	163,085,890	0.30	0.30 - 2.70	(3.05) - (0.49)
	2020	158,395,101	0.78 - 2.27	174,926,731	1.88	0.30 - 2.70	(2.44) - 0.13
	2019	151,309,257	0.80 - 2.30	169,913,120	1.73	0.30 - 2.70	(0.79) - 1.82
BHFTII Brighthouse Asset	2023	5,670,111	1.32 - 1.92	8,833,386	3.65	0.30 - 2.35	5.33 - 7.50
Allocation 20 Subaccount	2022	7,271,885	1.23 - 1.78	10,582,319	3.07	0.30 - 2.50	(14.84) - (12.95)
	2021	8,225,195	1.44 - 2.05	14,003,403	3.02	0.30 - 2.50	1.13 - 3.37
	2020	9,020,905	1.42 - 1.98	14,956,676	2.84	0.30 - 2.50	6.81 - 9.19
	2019	9,547,604	1.33 - 1.81	14,585,014	2.15	0.30 - 2.50	8.98 - 11.40
BHFTII Brighthouse Asset	2023	21,075,974	1.46 - 2.22	38,438,438	3.50	0.30 - 2.55	7.75 - 10.19
Allocation 40 Subaccount	2022	23,310,443	1.36 - 2.01	38,926,080	2.60	0.30 - 2.55	(16.00) - (14.09)
	2021	27,019,859	1.60 - 2.34	52,910,146	2.69	0.30 - 2.60	4.66 - 7.10
	2020	29,666,140	1.53 - 2.19	54,811,500	2.67	0.30 - 2.60	8.18 - 10.70
	2019	31,633,117	1.42 - 1.98	53,322,086	2.20	0.30 - 2.60	12.63 - 15.25
BHFTII Brighthouse Asset	2023	155,133,553	1.57 - 2.54	317,700,155	3.12	0.30 - 2.85	10.41 - 13.25
Allocation 60 Subaccount	2022	172,347,253	1.42 - 2.24	314,622,144	2.13	0.30 - 2.85	(17.71) - (15.58)
	2021	191,895,286	1.73 - 2.65	419,436,533	2.11	0.30 - 2.85	7.79 - 10.57
	2020	210,842,618	1.60 - 2.40	421,214,063	2.19	0.30 - 2.85	10.64 - 13.51
	2019	229,881,665	1.45 - 2.11	409,035,369	1.94	0.30 - 2.85	16.07 - 19.07
BHFTII Brighthouse Asset	2023	249,506,789	1.72 - 2.84	544,483,458	3.03	0.30 - 2.90	13.96 - 16.95
Allocation 80 Subaccount	2022	267,461,072	1.51 - 2.43	505,661,854	1.79	0.30 - 2.90	(20.31) - (18.22)
	2021	286,660,735	1.90 - 2.97	671,661,879	1.67	0.30 - 2.90	11.43 - 14.37
	2020	306,335,458	1.70 - 2.60	636,689,661	1.81	0.30 - 2.90	13.25 - 16.24
	2019	329,812,163	1.50 - 2.23	597,822,346	1.75	0.30 - 2.90	20.19 - 23.36
BHFTII Brighthouse/Artisan	2023	264,971	4.78 - 5.53	1,356,382	0.63	1.40 - 2.10	15.79 - 16.60
Mid Cap Value Subaccount	2022	309,414	4.13 - 4.74	1,368,152	0.70	1.40 - 2.10	(14.65) - (14.05)
	2021	321,070	4.84 - 5.52	1,659,980	0.77	1.40 - 2.10	23.96 - 24.83
	2020	346,188	3.91 - 4.42	1,443,362	0.70	1.40 - 2.10	3.77 - 4.50
	2019	369,215	3.76 - 4.23	1,479,094	0.51	1.40 - 2.10	20.87 - 21.72
BHFTII	2023	190,549	2.42 - 2.67	484,165	2.33	1.70 - 2.35	10.89 - 11.61
Brighthouse/Dimensional	2022	210,567	2.18 - 2.39	481,424	2.34	1.70 - 2.35	(19.61) - (19.09)
International Small Company	2021	224,377	2.66 - 2.95	635,852	1.46	1.70 - 2.50	11.05 - 11.94
Subaccount	2020	332,389	2.39 - 2.64	842,253	2.44	1.70 - 2.50	6.10 - 6.95
	2019	322,203	2.25 - 2.47	766,342	1.02	1.70 - 2.50	20.00 - 20.96

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII	2023	34,053,369	2.18 - 6.40	200,172,689	2.15	0.30 - 2.65	14.80 - 17.75
Brighthouse/Wellington	2022	36,985,298	1.90 - 5.49	186,652,046	1.72	0.30 - 2.65	(19.47) - (17.33)
Balanced Subaccount	2021	40,629,804	2.35 - 6.70	249,848,369	1.83	0.30 - 2.65	10.75 - 13.68
	2020	44,766,862	2.13 - 5.95	244,102,740	2.22	0.30 - 2.65	14.37 - 17.37
	2019	48,267,244	1.86 - 5.12	226,374,860	2.20	0.30 - 2.65	19.51 - 22.62
BHFTII	2023	21,250,456	2.65 - 118.73	95,563,718	1.32	0.30 - 2.65	4.58 - 7.34
Brighthouse/Wellington Core	2022	23,710,667	2.53 - 111.58	100,052,269	1.34	0.30 - 2.65	(7.78) - (5.36)
Equity Opportunities	2021	26,750,695	2.74 - 118.93	119,852,128	1.30	0.30 - 2.65	20.86 - 24.05
Subaccount	2020	30,172,832	2.26 - 96.71	110,425,459	1.50	0.30 - 2.65	8.06 - 10.94
	2019	34,108,316	2.09 - 87.94	114,009,727	1.50	0.30 - 2.65	27.23 - 30.55
BHFTII Frontier Mid Cap	2023	23,387,687	1.62 - 4.76	64,135,636	—	0.30 - 2.70	14.66 - 17.53
Growth Subaccount	2022	25,601,571	1.40 - 4.06	60,351,227	—	0.30 - 2.70	(30.21) - (28.43)
	2021	27,655,751	1.99 - 5.70	92,422,989	—	0.30 - 2.70	11.39 - 14.20
	2020	30,104,951	1.77 - 5.00	89,256,383	—	0.30 - 2.70	27.94 - 31.20
	2019	32,929,142	1.37 - 3.82	75,545,157	—	0.30 - 2.70	29.36 - 32.61
BHFTII Jennison Growth	2023	118,689,694	2.65 - 7.28	491,161,064	—	0.30 - 2.70	48.81 - 52.81
Subaccount	2022	129,821,695	1.76 - 4.83	354,744,574	—	0.30 - 2.70	(40.65) - (39.05)
	2021	140,545,071	2.92 - 8.04	636,622,118	—	0.30 - 2.70	13.80 - 16.82
	2020	153,242,334	2.53 - 6.98	600,180,660	0.20	0.30 - 2.70	52.20 - 56.33
	2019	169,679,169	1.64 - 4.53	429,253,466	0.42	0.30 - 2.70	28.97 - 32.43
BHFTII Loomis Sayles Small	2023	124,909	7.23 - 9.17	1,029,381	—	1.70 - 2.50	14.29 - 15.21
Cap Core Subaccount	2022	142,469	6.33 - 7.96	1,021,481	—	1.70 - 2.50	(17.37) - (16.70)
	2021	151,115	7.66 - 9.55	1,310,558	—	1.70 - 2.50	18.64 - 19.59
	2020	251,717	6.45 - 7.99	1,842,313	—	1.70 - 2.50	9.02 - 9.90
	2019	244,753	5.92 - 7.27	1,638,105	—	1.70 - 2.50	22.14 - 23.12
BHFTII MetLife Aggregate	2023	13,897,102	1.35 - 2.54	33,544,144	2.92	0.30 - 1.30	3.84 - 4.88
Bond Index Subaccount	2022	14,903,553	1.30 - 2.45	34,532,977	2.78	0.30 - 1.30	(14.21) - (13.35)
	2021	16,238,089	1.52 - 2.85	43,696,106	2.56	0.30 - 1.30	(3.19) - (2.22)
	2020	18,077,676	1.56 - 2.95	50,124,144	2.99	0.30 - 1.30	5.82 - 6.89
	2019	18,995,114	1.48 - 2.78	49,551,346	3.19	0.30 - 1.30	7.23 - 8.31
BHFTII MetLife Mid Cap	2023	3,954,584	3.52 - 64.79	18,749,607	1.25	0.30 - 1.25	14.44 - 15.41
Stock Index Subaccount	2022	4,310,190	3.07 - 56.14	17,185,456	1.06	0.30 - 1.25	(14.49) - (13.76)
	2021	4,606,537	3.58 - 65.10	20,772,663	1.03	0.30 - 1.25	22.59 - 23.64
	2020	4,983,294	2.92 - 52.65	17,812,461	1.40	0.30 - 1.25	11.77 - 12.73
	2019	5,500,355	2.60 - 46.71	16,820,113	1.35	0.30 - 1.25	24.10 - 25.16
BHFTII MetLife MSCI EAFE®	2023	13,496,880	1.39 - 3.45	42,036,591	2.55	0.30 - 1.60	16.06 - 17.58
Index Subaccount	2022	14,216,653	1.20 - 2.96	37,950,079	3.73	0.30 - 1.60	(15.83) - (14.73)
	2021	14,867,590	1.42 - 3.51	46,762,959	1.81	0.30 - 1.60	8.97 - 10.39
	2020	15,901,807	1.30 - 3.21	45,600,966	3.14	0.30 - 1.60	6.13 - 7.52
	2019	17,083,332	1.23 - 3.01	45,870,914	2.69	0.30 - 1.60	20.00 - 21.57
BHFTII MetLife Russell 2000®	2023	12,264,508	3.31 - 7.84	86,976,442	1.33	0.30 - 1.65	14.90 - 16.45
Index Subaccount	2022	13,280,545	2.88 - 6.80	81,578,167	1.07	0.30 - 1.65	(21.53) - (20.47)
	2021	14,195,220	3.67 - 8.63	110,551,440	1.00	0.30 - 1.65	12.65 - 14.18
	2020	15,452,574	3.26 - 7.63	106,535,021	1.35	0.30 - 1.65	17.66 - 19.26
	2019	17,116,080	2.77 - 6.46	99,890,207	1.19	0.30 - 1.65	23.57 - 25.24

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Stock Index	2023	205,325,898	3.12 - 88.81	910,352,196	1.39	0.28 - 3.50	22.54 - 25.59
Subaccount	2022	222,686,400	2.53 - 71.23	795,440,544	1.28	0.28 - 3.50	(20.52) - (18.53)
	2021	243,652,049	2.84 - 88.05	1,076,150,013	1.50	0.28 - 3.50	23.82 - 28.00
	2020	267,736,911	2.28 - 69.29	932,920,782	1.85	0.28 - 3.50	13.92 - 17.77
	2019	293,791,316	1.92 - 59.26	876,394,842	2.12	0.28 - 3.50	26.52 - 30.78
BHFTII MFS® Total Return	2023	64,110,113	1.59 - 6.10	228,944,214	2.02	0.30 - 2.75	7.16 - 9.86
Subaccount	2022	71,065,681	1.48 - 5.60	233,294,484	1.62	0.30 - 2.75	(12.31) - (10.09)
	2021	79,234,296	1.69 - 6.28	291,543,870	1.72	0.30 - 2.75	10.84 - 13.65
	2020	86,823,842	1.52 - 5.57	284,958,886	2.28	0.30 - 2.75	6.51 - 9.21
	2019	94,435,263	1.43 - 5.15	288,485,569	2.19	0.30 - 2.75	16.81 - 19.77
BHFTII MFS® Value	2023	25,045,146	2.04 - 4.93	97,156,393	1.84	0.30 - 2.65	5.09 - 7.83
Subaccount	2022	27,836,841	1.94 - 4.57	101,148,921	1.68	0.30 - 2.65	(8.62) - (6.26)
	2021	31,115,985	2.13 - 4.88	121,811,161	1.53	0.30 - 2.65	22.08 - 25.17
	2020	34,704,830	1.74 - 3.90	109,929,207	1.95	0.30 - 2.65	0.99 - 3.65
	2019	37,952,195	1.73 - 3.76	117,774,514	1.89	0.30 - 2.65	26.51 - 29.74
BHFTII Neuberger Berman	2023	9,879,532	2.31 - 7.95	48,715,085	0.11	0.30 - 2.65	12.20 - 15.18
Genesis Subaccount	2022	10,845,299	2.06 - 6.92	46,376,941	—	0.30 - 2.65	(21.43) - (19.39)
	2021	11,806,761	2.58 - 8.61	63,123,292	0.07	0.30 - 2.65	15.03 - 18.06
	2020	12,918,981	2.23 - 7.32	59,097,124	0.15	0.30 - 2.65	21.49 - 24.73
	2019	15,001,058	1.83 - 5.88	54,842,256	0.20	0.30 - 2.65	26.02 - 29.29
BHFTII T. Rowe Price Large	2023	14,195,297	3.33 - 7.56	63,388,270	—	0.30 - 2.65	42.79 - 46.10
Cap Growth Subaccount	2022	15,705,285	2.33 - 5.17	48,322,145	—	0.30 - 2.65	(42.19) - (40.84)
	2021	16,550,380	4.03 - 8.75	86,775,807	—	0.30 - 2.65	16.87 - 19.59
	2020	17,957,890	3.44 - 7.31	79,350,326	0.03	0.30 - 2.65	33.13 - 36.23
	2019	19,835,567	2.58 - 5.37	65,039,439	0.20	0.30 - 2.65	27.24 - 30.20
BHFTII T. Rowe Price Small	2023	21,507,556	2.98 - 7.53	102,441,267	—	0.30 - 2.65	18.12 - 20.91
Cap Growth Subaccount	2022	23,361,610	2.53 - 6.24	92,755,078	—	0.30 - 2.65	(24.37) - (22.58)
	2021	25,050,895	3.34 - 8.09	129,542,257	—	0.30 - 2.65	8.44 - 11.02
	2020	27,703,714	3.08 - 7.31	130,165,373	—	0.30 - 2.65	20.79 - 23.67
	2019	30,420,959	2.55 - 5.93	116,605,680	—	0.30 - 2.65	29.36 - 32.44
BHFTII Western Asset	2023	15,902,257	1.26 - 48.96	83,945,638	6.55	0.30 - 2.75	6.34 - 9.11
Management Strategic Bond	2022	18,316,052	1.18 - 44.87	89,194,877	5.97	0.30 - 2.75	(19.06) - (16.91)
Opportunities Subaccount	2021	20,308,407	1.45 - 54.00	119,588,003	3.68	0.30 - 2.75	(0.10) - 2.51
	2020	21,792,356	1.44 - 52.68	127,209,010	5.88	0.30 - 2.75	3.87 - 6.59
	2019	22,930,953	1.38 - 49.42	130,550,552	4.83	0.30 - 2.75	11.20 - 14.14
BHFTII Western Asset	2023	26,938,757	0.96 - 2.57	41,430,251	2.35	0.15 - 2.45	2.34 - 4.71
Management U.S. Government	2022	29,490,028	0.93 - 2.48	43,522,150	2.32	0.15 - 2.45	(11.21) - (9.14)
Subaccount	2021	33,120,355	1.05 - 2.75	54,069,701	2.67	0.15 - 2.45	(3.90) - (1.67)
	2020	33,522,576	1.09 - 2.83	57,214,870	3.14	0.15 - 2.45	2.69 - 5.09
	2019	34,568,327	1.06 - 2.71	57,126,008	2.73	0.15 - 2.45	3.46 - 5.87
BNY Mellon Sustainable U.S.	2023	159,045	3.47 - 4.21	600,908	0.57	1.55 - 2.50	20.47 - 21.61
Equity Subaccount	2022	184,627	2.88 - 3.46	578,552	0.33	1.55 - 2.50	(24.96) - (24.24)
	2021	283,656	3.83 - 4.57	1,176,974	0.60	1.55 - 2.50	23.55 - 24.73
	2020	291,006	3.10 - 3.67	973,341	0.90	1.55 - 2.50	20.79 - 21.95
	2019	247,250	2.57 - 3.01	682,990	1.26	1.55 - 2.50	30.70 - 31.95

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Delaware VIP® Small Cap	2023	1,308,393	4.83 - 8.52	7,828,739	0.95	0.30 - 1.30	8.03 - 9.12
Value Subaccount	2022	1,444,081	4.43 - 7.83	7,979,029	0.84	0.30 - 1.30	(13.22) - (12.35)
	2021	1,679,073	5.05 - 8.96	10,482,500	0.84	0.30 - 1.30	32.68 - 34.01
	2020	1,825,639	3.77 - 6.70	8,517,325	1.37	0.30 - 1.30	(3.17) - (2.20)
	2019	1,950,909	3.85 - 6.87	9,419,075	1.08	0.30 - 1.30	26.49 - 27.76
DWS Small Mid Cap Value VIP	2023	698,102	2.45 - 4.00	2,444,267	0.81	1.55 - 2.65	11.60 - 12.83
Subaccount	2022	776,648	2.20 - 3.55	2,432,487	0.48	1.55 - 2.65	(18.33) - (17.43)
	2021	858,704	2.69 - 4.29	3,262,839	0.88	1.55 - 2.65	26.64 - 28.04
	2020	1,006,067	2.13 - 3.35	3,000,310	1.12	1.55 - 2.65	(3.70) - (2.63)
	2019	1,109,069	2.21 - 3.44	3,442,628	0.36	1.55 - 2.65	17.83 - 19.13
Fidelity® VIP Contrafund®	2023	33,113,776	3.73 - 6.66	199,700,423	0.27	0.30 - 2.65	29.65 - 32.72
Subaccount	2022	37,320,404	2.86 - 5.07	171,048,772	0.28	0.30 - 2.65	(28.41) - (26.71)
	2021	40,331,243	3.99 - 6.98	255,315,638	0.03	0.30 - 2.65	24.18 - 27.13
	2020	44,529,584	3.20 - 5.54	223,915,495	0.09	0.30 - 2.65	26.82 - 29.84
	2019	49,988,801	2.51 - 4.31	195,661,753	0.23	0.30 - 2.65	27.84 - 30.88
Fidelity® VIP Dynamic	2023	354,763	3.85 - 7.38	1,787,827	0.12	0.30 - 2.35	25.74 - 28.34
Capital Appreciation	2022	379,674	3.03 - 5.75	1,497,091	0.10	0.30 - 2.35	(22.88) - (21.29)
Subaccount	2021	399,881	3.90 - 7.30	2,026,075	0.10	0.30 - 2.35	21.39 - 23.90
	2020	542,634	3.18 - 5.89	2,284,013	0.04	0.30 - 2.35	30.24 - 32.94
	2019	560,124	2.42 - 4.43	1,791,623	0.38	0.30 - 2.45	26.68 - 29.43
Fidelity® VIP	2023	24,235,355	2.88 - 8.68	203,113,048	1.89	0.30 - 1.90	8.31 - 10.32
Equity-Income Subaccount	2022	26,429,561	2.66 - 7.94	202,452,483	1.84	0.30 - 1.90	(7.02) - (5.24)
	2021	29,152,777	2.86 - 8.46	237,742,367	1.87	0.30 - 1.90	22.26 - 24.52
	2020	31,565,480	2.34 - 6.86	208,554,867	1.79	0.30 - 1.90	4.43 - 6.37
	2019	34,706,180	2.24 - 6.51	217,669,778	1.97	0.30 - 1.90	24.72 - 27.06
Fidelity® VIP Freedom 2020	2023	192,029	2.33 - 2.81	481,342	2.85	0.30 - 1.30	10.78 - 11.89
Subaccount	2022	247,445	2.10 - 2.51	558,614	1.92	0.30 - 1.30	(17.05) - (16.22)
	2021	317,694	2.54 - 3.00	861,063	0.81	0.30 - 1.30	7.85 - 8.94
	2020	317,827	2.35 - 2.75	795,487	1.17	0.30 - 1.30	13.24 - 14.38
	2019	231,752	2.12 - 2.41	510,654	1.96	0.30 - 1.15	18.51 - 19.52
Fidelity® VIP Freedom 2025	2023	661,406	2.63 - 3.08	1,815,487	2.68	0.30 - 1.15	12.03 - 12.99
Subaccount	2022	713,558	2.34 - 2.73	1,747,902	1.75	0.30 - 1.15	(17.59) - (16.89)
	2021	641,981	2.85 - 3.28	1,902,501	0.86	0.30 - 1.15	9.29 - 10.22
	2020	559,448	2.60 - 2.97	1,510,878	0.95	0.30 - 1.15	14.35 - 15.33
	2019	603,881	2.28 - 2.58	1,425,633	2.09	0.30 - 1.15	20.12 - 21.15
Fidelity® VIP Freedom 2030	2023	425,492	2.69 - 3.25	1,227,761	2.43	0.30 - 1.30	12.98 - 14.12
Subaccount	2022	327,926	2.38 - 2.84	834,712	1.80	0.30 - 1.30	(18.16) - (17.33)
	2021	453,819	2.91 - 3.44	1,429,715	1.06	0.30 - 1.30	10.62 - 11.73
	2020	336,207	2.63 - 3.08	944,547	0.99	0.30 - 1.30	15.13 - 16.29
	2019	417,319	2.29 - 2.65	1,034,669	2.38	0.30 - 1.30	22.51 - 23.74
Fidelity® VIP Freedom 2040	2023	225,977	4.04 - 4.68	974,208	1.46	0.30 - 1.30	17.09 - 18.26
Subaccount	2022	206,788	3.45 - 3.96	757,594	1.82	0.30 - 1.30	(19.46) - (18.65)
	2021	118,864	4.37 - 4.87	540,288	0.75	0.30 - 1.15	16.15 - 17.14
	2020	103,682	3.76 - 4.16	404,352	0.90	0.30 - 1.15	17.63 - 18.63
	2019	73,176	3.20 - 3.50	242,007	1.76	0.30 - 1.15	26.77 - 27.85

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Freedom 2050	2023	287,296	4.15 - 4.81	1,267,311	1.41	0.30 - 1.30	17.66 - 18.84
Subaccount	2022	237,658	3.52 - 4.04	888,067	1.30	0.30 - 1.30	(19.52) - (18.71)
	2021	247,568	4.38 - 4.97	1,149,099	0.75	0.30 - 1.30	16.00 - 17.16
	2020	217,368	3.84 - 4.25	865,948	0.80	0.30 - 1.15	17.63 - 18.64
	2019	141,041	3.27 - 3.58	476,052	1.46	0.30 - 1.15	26.75 - 27.83
Fidelity® VIP FundsManager	2023	22,611,635	17.85 - 22.45	411,493,639	2.16	0.70 - 2.10	11.81 - 13.38
60% Subaccount	2022	29,087,023	15.97 - 19.80	472,794,820	1.66	0.70 - 2.10	(16.82) - (15.65)
	2021	37,020,338	19.20 - 23.48	723,462,420	1.10	0.70 - 2.10	10.01 - 11.56
	2020	39,285,876	17.45 - 21.04	697,114,674	1.06	0.70 - 2.10	12.73 - 14.32
	2019	40,912,426	15.48 - 18.41	643,235,435	1.52	0.70 - 2.10	17.98 - 19.65
Fidelity® VIP High Income	2023	2,849,414	2.17 - 3.84	10,924,630	5.55	0.95 - 1.30	9.05 - 9.44
Subaccount	2022	3,145,752	1.99 - 3.52	11,047,426	4.87	0.95 - 1.30	(12.52) - (12.21)
	2021	3,510,924	2.28 - 4.03	14,084,477	5.26	0.95 - 1.30	3.06 - 3.42
	2020	3,759,086	2.21 - 3.90	14,618,428	4.92	0.95 - 1.30	1.42 - 1.77
	2019	4,148,603	2.18 - 3.85	15,896,086	5.01	0.95 - 1.30	13.62 - 14.02
Fidelity® VIP Mid Cap	2023	36,654,310	3.07 - 6.89	214,443,161	0.38	0.30 - 2.65	11.81 - 14.46
Subaccount	2022	39,825,738	2.73 - 6.04	204,867,502	0.26	0.30 - 2.65	(17.19) - (15.22)
	2021	43,120,439	3.29 - 7.15	263,609,660	0.35	0.30 - 2.65	22.03 - 24.93
	2020	47,677,976	2.68 - 5.74	235,076,664	0.40	0.30 - 2.65	14.78 - 17.51
	2019	52,387,758	2.33 - 4.90	221,566,211	0.67	0.30 - 2.65	19.95 - 22.80
FTVIPT Franklin Income VIP	2023	3,767,002	1.83 - 8.51	10,430,727	5.16	1.30 - 2.55	5.90 - 7.22
Subaccount	2022	4,230,152	1.73 - 7.95	11,022,411	4.86	1.30 - 2.55	(7.85) - (6.69)
	2021	4,937,216	1.88 - 8.53	13,797,419	4.65	1.30 - 2.55	13.82 - 15.25
	2020	5,430,914	1.65 - 7.41	13,289,039	5.83	1.30 - 2.55	(1.85) - (0.61)
	2019	6,360,321	1.68 - 7.46	15,465,174	5.30	1.30 - 2.55	13.14 - 14.56
FTVIPT Franklin Mutual	2023	3,329,602	2.40 - 2.84	8,555,303	1.84	1.40 - 1.90	11.33 - 11.89
Shares VIP Subaccount	2022	3,747,195	2.16 - 2.54	8,622,687	1.81	1.40 - 1.90	(9.17) - (8.72)
	2021	4,118,796	2.38 - 2.78	10,403,872	2.81	1.40 - 1.90	16.93 - 17.51
	2020	4,630,910	2.03 - 2.37	9,971,757	2.76	1.40 - 1.90	(6.84) - (6.37)
	2019	5,065,548	2.18 - 2.53	11,737,530	1.79	1.40 - 1.90	20.27 - 20.87
FTVIPT Franklin Rising	2023	2,010,842	3.18 - 4.91	8,718,810	0.94	1.50 - 3.05	9.10 - 10.41
Dividends VIP Subaccount	2022	2,331,556	2.91 - 4.45	9,205,241	0.80	1.50 - 3.05	(12.95) - (11.90)
	2021	2,704,402	2.86 - 5.05	12,162,912	0.87	1.50 - 3.05	22.98 - 24.90
	2020	3,116,782	2.32 - 4.05	11,278,118	1.22	1.50 - 3.05	12.48 - 14.24
	2019	4,119,081	2.06 - 3.54	13,208,784	1.24	1.50 - 3.05	25.35 - 27.31
FTVIPT Franklin Small-Mid	2023	5,216,252	2.70 - 5.01	20,069,347	—	1.25 - 2.70	23.37 - 25.17
Cap Growth VIP Subaccount	2022	5,793,086	2.17 - 4.01	17,940,612	—	1.25 - 2.70	(35.46) - (34.51)
	2021	6,221,002	3.33 - 6.15	29,521,582	—	1.25 - 2.70	7.08 - 8.65
	2020	7,030,615	3.09 - 5.70	30,892,301	—	1.25 - 2.70	50.95 - 53.16
	2019	7,883,686	2.03 - 3.74	22,806,213	—	1.25 - 2.70	27.93 - 29.80
FTVIPT Templeton Developing	2023	4,551,858	2.14 - 3.27	10,713,422	2.07	0.30 - 1.40	11.06 - 12.29
Markets VIP Subaccount	2022	4,829,792	1.93 - 2.94	10,212,208	2.60	0.30 - 1.40	(23.07) - (22.22)
	2021	5,029,951	2.51 - 3.82	13,790,529	0.88	0.30 - 1.40	(7.05) - (6.02)
	2020	5,519,321	2.70 - 4.11	16,223,290	4.15	0.30 - 1.40	15.55 - 16.83
	2019	6,210,752	2.34 - 3.56	15,746,332	1.00	0.30 - 1.40	24.94 - 26.32

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
FTVIPT Templeton Foreign	2023	17,720,413	1.40 - 2.40	32,676,222	3.18	0.30 - 2.65	17.61 - 20.40
VIP Subaccount	2022	20,123,394	1.18 - 2.02	31,359,265	3.08	0.30 - 2.65	(10.02) - (7.88)
	2021	22,062,676	1.30 - 2.22	37,803,629	1.84	0.30 - 2.65	1.44 - 3.85
	2020	23,937,576	1.27 - 2.17	40,058,261	3.41	0.30 - 2.65	(3.75) - (1.45)
	2019	25,305,736	1.31 - 2.24	43,610,980	1.73	0.30 - 2.65	9.59 - 12.19
Invesco V.I. Comstock	2023	1,222,079	1.98 - 4.20	3,495,625	1.77	1.40 - 2.60	9.48 - 10.80
Subaccount	2022	1,378,419	1.79 - 3.79	3,524,933	1.56	1.40 - 2.60	(1.47) - (0.28)
	2021	1,601,567	1.80 - 3.81	4,092,771	1.80	1.40 - 2.60	29.94 - 31.51
	2020	1,825,227	1.37 - 2.90	3,560,476	2.37	1.40 - 2.60	(3.41) - (2.24)
	2019	2,006,443	1.40 - 2.97	4,072,091	1.96	1.40 - 2.60	22.09 - 23.56
Invesco V.I. Diversified	2023	146,046	2.24 - 2.90	361,722	1.37	1.60 - 2.50	6.09 - 7.05
Dividend Subaccount	2022	245,413	2.11 - 2.71	583,726	1.61	1.60 - 2.50	(4.34) - (3.48)
	2021	286,444	2.20 - 2.80	708,307	1.97	1.60 - 2.50	15.67 - 16.71
	2020	327,493	1.90 - 2.40	701,857	2.79	1.60 - 2.50	(2.61) - (1.72)
	2019	369,215	1.95 - 2.44	809,471	2.64	1.60 - 2.50	21.69 - 22.79
Invesco V.I. Equally-Weighted	2023	537,506	3.13 - 4.22	1,935,465	1.16	1.55 - 2.60	10.53 - 11.69
S&P 500 Subaccount (Commenced 4/29/2022)	2022	569,788	2.83 - 3.78	1,853,309	0.82	1.55 - 2.60	(6.03) - (5.36)
Invesco V.I. Equity and	2023	8,934,856	2.47 - 3.47	29,288,404	1.69	1.40 - 2.65	7.67 - 8.86
Income Subaccount	2022	10,497,768	2.30 - 3.19	31,760,794	1.39	1.40 - 2.65	(9.92) - (8.93)
	2021	12,184,420	2.37 - 3.57	40,614,482	1.64	1.40 - 2.65	2.12 - 16.71
	2020	12,989,346	2.75 - 3.00	37,311,675	2.17	1.40 - 1.90	7.58 - 8.12
	2019	14,866,988	2.55 - 2.78	39,633,770	2.26	1.40 - 1.90	17.75 - 18.34
Invesco V.I. Government	2023	2,743,918	0.88 - 1.50	3,006,029	1.79	1.40 - 2.50	1.89 - 3.17
Securities Subaccount	2022	3,224,496	0.87 - 1.46	3,419,430	1.73	1.40 - 2.50	(12.78) - (11.54)
	2021	3,500,509	0.99 - 1.65	4,256,831	2.12	1.40 - 2.50	(4.84) - (3.63)
	2020	4,230,959	1.04 - 1.71	5,332,136	2.20	1.40 - 2.50	3.35 - 4.79
	2019	4,326,178	1.01 - 1.63	5,279,639	2.24	1.40 - 2.50	3.14 - 4.60
Janus Henderson Enterprise	2023	2,938,923	2.26 - 8.17	10,967,511	0.09	0.30 - 2.60	14.76 - 17.42
Subaccount	2022	3,426,708	1.95 - 6.99	10,766,702	0.08	0.30 - 2.60	(18.30) - (16.40)
	2021	4,015,526	2.37 - 8.54	16,132,869	0.24	0.30 - 2.60	13.55 - 16.19
	2020	4,419,389	2.08 - 7.46	15,348,565	—	0.30 - 2.60	16.12 - 18.83
	2019	5,055,800	1.77 - 6.36	15,017,253	0.05	0.30 - 2.60	31.69 - 34.75
Janus Henderson Global	2023	140,840	2.20 - 3.83	429,538	0.77	0.30 - 1.30	24.84 - 26.09
Research Subaccount	2022	149,022	1.76 - 3.04	356,978	0.90	0.30 - 1.30	(20.65) - (19.85)
	2021	148,679	2.22 - 3.79	446,315	0.35	0.30 - 1.30	16.28 - 17.44
	2020	185,137	1.91 - 3.23	473,149	0.54	0.30 - 1.30	18.21 - 19.40
	2019	213,532	1.61 - 2.70	448,594	0.79	0.30 - 1.30	27.05 - 28.33
Janus Henderson Overseas	2023	10,793,025	1.50 - 3.44	24,870,919	1.41	1.25 - 2.25	8.13 - 9.21
Subaccount	2022	11,966,010	1.39 - 3.18	25,193,019	1.67	1.25 - 2.25	(10.86) - (9.97)
	2021	12,900,328	1.55 - 3.57	30,086,260	1.02	1.25 - 2.25	10.77 - 11.88
	2020	14,073,464	1.39 - 3.22	29,280,333	1.21	1.25 - 2.25	13.43 - 14.58
	2019	15,394,547	1.22 - 2.84	28,006,536	1.82	1.25 - 2.25	23.89 - 25.13

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2023	18,144,071	2.99 - 4.99	55,729,586	0.30	0.30 - 1.85	0.00 - 24.05
Aggressive Growth Subaccount	2022	19,605,939	2.44 - 4.99	49,021,048	0.45	0.30 - 1.65	(27.62) - 0.00
	2021	21,121,700	3.01 - 5.04	72,628,027	0.08	0.30 - 2.60	8.49 - 10.43
	2020	96,731,054	2.73 - 4.57	313,062,894	0.80	0.30 - 2.60	14.70 - 17.66
	2019	107,965,386	2.35 - 3.95	300,557,979	0.95	0.30 - 2.60	21.54 - 24.70
LMPVET ClearBridge Variable	2023	48,077,062	3.46 - 5.99	222,495,345	0.93	0.30 - 2.70	16.53 - 19.35
Appreciation Subaccount	2022	53,368,682	2.97 - 5.07	209,555,005	1.02	0.30 - 2.70	(14.78) - (12.71)
	2021	58,891,266	3.48 - 5.88	267,884,375	0.61	0.30 - 2.70	20.37 - 23.29
	2020	66,212,294	2.90 - 4.82	247,156,184	1.05	0.30 - 2.70	11.71 - 14.43
	2019	74,261,085	2.59 - 4.26	245,243,225	1.35	0.30 - 2.70	26.41 - 29.48
LMPVET ClearBridge Variable	2023	19,895,974	2.56 - 5.22	69,900,745	1.97	0.30 - 2.75	10.93 - 13.85
Dividend Strategy Subaccount	2022	22,819,911	2.31 - 4.60	71,581,458	1.23	0.30 - 2.75	(10.72) - (8.38)
	2021	25,739,177	2.59 - 5.04	89,454,613	1.38	0.30 - 2.75	23.18 - 26.42
	2020	29,032,495	2.10 - 4.00	81,060,484	1.34	0.30 - 2.75	4.57 - 7.35
	2019	31,960,465	2.01 - 3.74	84,602,666	1.35	0.30 - 2.75	27.85 - 31.20
LMPVET ClearBridge Variable	2023	17,725,753	4.19 - 8.74	96,272,461	—	0.30 - 2.60	40.34 - 43.59
Large Cap Growth Subaccount	2022	19,863,169	2.96 - 6.10	75,953,155	—	0.30 - 2.60	(33.98) - (32.45)
	2021	21,721,806	4.34 - 9.06	124,612,613	—	0.30 - 2.60	18.81 - 21.57
	2020	24,146,273	3.64 - 7.48	115,336,693	0.02	0.30 - 2.60	27.37 - 30.34
	2019	27,206,910	2.86 - 5.75	100,803,314	0.35	0.30 - 2.60	28.77 - 31.77
LMPVET ClearBridge Variable	2023	23,562,177	2.92 - 6.33	89,610,749	1.26	0.30 - 2.60	12.15 - 14.75
Large Cap Value Subaccount	2022	26,018,715	2.60 - 5.53	87,188,184	1.28	0.30 - 2.60	(8.83) - (6.71)
	2021	28,617,610	2.83 - 5.95	104,006,204	1.01	0.30 - 2.60	22.97 - 25.83
	2020	31,705,933	2.30 - 4.74	92,709,708	1.37	0.30 - 2.60	2.54 - 4.93
	2019	35,189,737	2.24 - 4.53	99,406,048	1.68	0.30 - 2.60	25.58 - 28.50
LMPVET ClearBridge Variable	2023	6,192,421	2.90 - 4.69	23,647,997	0.13	1.30 - 2.70	9.92 - 11.46
Mid Cap Subaccount	2022	6,666,375	2.64 - 4.20	22,994,306	0.33	1.30 - 2.70	(27.30) - (26.28)
	2021	7,143,263	3.63 - 5.70	33,570,663	0.03	1.30 - 2.70	25.28 - 27.04
	2020	7,934,408	2.90 - 4.49	29,452,207	0.28	1.30 - 2.70	12.27 - 13.86
	2019	8,750,941	2.58 - 3.94	28,711,159	0.57	1.30 - 2.70	29.41 - 31.23
LMPVET ClearBridge Variable	2023	8,586,622	3.24 - 6.59	40,073,493	—	0.30 - 2.60	5.63 - 8.08
Small Cap Growth Subaccount	2022	9,238,983	3.07 - 6.18	40,489,918	—	0.30 - 2.60	(30.67) - (29.06)
	2021	9,848,097	4.42 - 8.84	61,701,902	—	0.30 - 2.60	9.72 - 12.27
	2020	10,610,389	4.03 - 7.98	60,184,573	—	0.30 - 2.60	39.58 - 42.83
	2019	12,191,433	2.89 - 5.67	48,912,248	—	0.30 - 2.60	23.62 - 26.49
LMPVET Franklin Multi-Asset	2023	9,694,938	2.31 - 3.41	26,233,673	2.31	1.17 - 1.90	12.48 - 13.30
Variable Conservative Growth	2022	10,530,210	2.06 - 3.01	25,159,649	2.06	1.17 - 1.90	(15.79) - (15.17)
Subaccount	2021	12,075,254	2.44 - 3.55	34,229,171	3.18	1.17 - 1.90	9.37 - 10.17
	2020	13,745,795	2.23 - 3.22	35,358,020	2.01	1.17 - 1.90	8.87 - 9.67
	2019	16,174,699	2.05 - 2.94	37,884,033	2.08	1.17 - 1.90	15.16 - 16.00
LMPVET Franklin Multi-Asset	2023	5,907,652	2.58 - 3.73	17,028,760	1.17	1.17 - 1.90	17.33 - 18.19
Variable Growth	2022	6,343,057	2.20 - 3.16	15,496,439	3.11	1.17 - 1.90	(16.40) - (15.79)
Subaccount	2021	6,786,718	2.63 - 3.75	19,722,677	4.09	1.17 - 1.90	18.43 - 19.29
	2020	7,219,730	2.22 - 3.14	17,615,015	1.59	1.17 - 1.90	9.14 - 9.94
	2019	7,852,632	2.04 - 2.86	17,458,071	1.47	1.17 - 1.90	20.27 - 21.15

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET Franklin Multi-Asset	2023	8,179,468	2.49 - 3.45	22,317,996	1.76	1.17 - 1.90	15.60 - 16.44
Variable Moderate Growth	2022	9,011,632	2.15 - 2.96	21,147,057	1.77	1.17 - 1.90	(15.97) - (15.36)
Subaccount	2021	9,747,833	2.56 - 3.50	27,097,440	4.00	1.17 - 1.90	14.47 - 15.31
	2020	10,970,615	2.24 - 3.03	26,520,345	1.68	1.17 - 1.90	8.98 - 9.78
	2019	11,905,129	2.05 - 2.76	26,298,372	1.64	1.17 - 1.90	18.16 - 19.03
LMPVIT Western Asset Core	2023	14,417,305	1.64 - 3.05	29,936,286	3.70	0.30 - 2.60	4.08 - 6.50
Plus Subaccount	2022	16,142,132	1.57 - 2.89	31,984,203	1.96	0.30 - 2.60	(19.35) - (17.48)
	2021	17,542,239	1.87 - 3.54	42,733,660	2.50	0.30 - 2.60	(4.48) - (2.26)
	2020	18,131,417	1.96 - 3.65	45,841,550	2.07	0.30 - 2.60	6.50 - 8.98
	2019	20,194,579	1.83 - 3.38	47,360,069	4.42	0.30 - 2.60	9.29 - 11.84
LMPVIT Western Asset	2023	1,051,002	1.54 - 2.77	2,178,189	5.44	1.40 - 2.60	7.44 - 8.73
Variable Global High Yield	2022	1,204,787	1.43 - 2.55	2,296,492	6.21	1.40 - 2.60	(15.93) - (14.92)
Bond Subaccount	2021	1,423,781	1.70 - 2.99	3,220,302	4.22	1.40 - 2.60	(1.27) - (0.08)
	2020	1,614,598	1.71 - 3.00	3,673,147	3.92	1.40 - 2.60	4.55 - 5.82
	2019	1,748,938	1.60 - 2.83	3,833,107	4.92	1.40 - 2.60	11.45 - 12.80
Morgan Stanley VIF Growth	2023	1,383,567	3.61 - 7.14	6,708,002	—	1.40 - 2.50	45.01 - 46.61
Subaccount	2022	1,536,439	2.47 - 4.90	5,081,637	—	1.40 - 2.50	(61.06) - (60.62)
	2021	1,736,635	6.28 - 12.50	14,841,889	—	1.40 - 2.50	(2.37) - (1.29)
	2020	1,942,541	6.37 - 12.73	17,275,455	—	1.40 - 2.50	111.94 - 114.29
	2019	2,151,852	2.98 - 5.97	9,145,676	—	1.40 - 2.50	28.55 - 29.97
Pioneer Mid Cap Value VCT	2023	3,236,007	2.39 - 4.13	11,537,167	1.75	1.40 - 2.70	9.22 - 10.65
Subaccount	2022	3,669,238	2.18 - 3.74	11,865,564	1.40	1.40 - 2.70	(8.39) - (7.19)
	2021	4,256,933	2.38 - 4.03	14,907,243	0.76	1.40 - 2.70	25.93 - 27.58
	2020	4,701,511	1.89 - 3.16	12,903,154	0.97	1.40 - 2.70	(0.85) - 0.45
	2019	4,998,614	1.91 - 3.16	13,738,486	1.06	1.40 - 2.70	24.67 - 26.30
TAP 1919 Variable Socially	2023	6,459,038	2.42 - 8.13	35,889,012	1.06	0.30 - 2.50	17.25 - 19.85
Responsive Balanced	2022	6,859,577	2.04 - 6.85	32,141,181	0.68	0.30 - 2.50	(22.89) - (21.17)
Subaccount	2021	7,626,618	2.62 - 8.77	43,958,601	0.34	0.30 - 2.50	15.60 - 18.17
	2020	8,385,250	2.24 - 7.49	41,270,120	0.77	0.30 - 2.50	19.89 - 22.56
	2019	9,003,678	1.85 - 6.17	36,322,635	0.96	0.30 - 2.50	23.58 - 26.32

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

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Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Notes 1 and 2 to the financial statements, the Company has changed its method of accounting for long-duration contracts due to the adoption of ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), effective January 1, 2023, with a transition date of January 1, 2021.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

2

Certain Assumptions Used in the Valuation of Liability for Future Policy Benefits — Refer to Notes 1 and 4 to the financial statements

Critical Audit Matter Description

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes a liability for future policy benefits ("LFPB") for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees.

Management regularly reviews its cash flow assumptions supporting the estimates of these actuarial liabilities and, if such assumptions change significantly, the associated liability is adjusted. The measurement of LFPBs can be significantly impacted by changes in economic assumptions related to market interest rates and the general account rate of return and changes in assumptions for policyholder behavior including premium persistency, mortality and lapses.

Given the future policy benefit obligation for certain contracts is sensitive to changes in these economic and policyholder behavior assumptions and the significant uncertainty inherent in estimating these actuarial liabilities, we identified management's evaluation of these assumptions in the valuation of certain LFPBs as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain LFPBs included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant economic and policyholder behavior assumptions.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the LFPBs for a sample of policies and cohorts, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Certain Assumptions Used in the Valuation of Market Risk Benefits — Refer to Notes 1, 5, and 11 to the financial statements

Critical Audit Matter Description

Market risk benefits are measured at fair value and separately presented on the consolidated balance sheet. The Company estimates market risk benefit assets and liabilities using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions including policyholder behavior, mortality and risk margins.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management's evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain market risk benefits included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions related to policyholder behavior, mortality and risk margins, as well as changes in nonperformance risk.

3

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the market risk benefits for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our fair value and actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the market risk benefits.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
February 29, 2024

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2023 and 2022

(In millions, except share and per share data)

	2023	2022
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $86,129 and $83,395, respectively; allowance for credit losses of $21 and $6, respectively)	$80,085	$74,757
Equity securities, at estimated fair value	66	66
Mortgage loans (net of allowance for credit losses of $137 and $119, respectively)	22,475	22,877
Policy loans	938	898
Limited partnerships and limited liability companies	4,946	4,774
Short-term investments, principally at estimated fair value	574	299
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $13, respectively)	4,411	2,984
Total investments	113,495	106,655
Cash and cash equivalents	3,165	3,752
Accrued investment income	1,163	868
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $10, respectively)	19,389	18,145
Deferred policy acquisition costs and value of business acquired	4,487	4,642
Current income tax recoverable	24	18
Deferred income tax asset	1,833	1,673
Market risk benefit assets	656	483
Other assets	302	322
Separate account assets	81,690	78,880
Total assets	$226,204	$215,438
Liabilities and Equity
Liabilities
Future policy benefits	$32,149	$31,146
Policyholder account balances	80,193	72,602
Market risk benefit liabilities	10,344	10,411
Other policy-related balances	3,619	3,860
Payables for collateral under securities loaned and other transactions	3,660	4,547
Long-term and short-term debt	836	963
Other liabilities	7,772	6,515
Separate account liabilities	81,690	78,880
Total liabilities	220,263	208,924
Contingencies, Commitments and Guarantees (Note 16)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,773
Retained earnings (deficit)	(6,542)	(5,418)
Accumulated other comprehensive income (loss)	(5,114)	(5,931)
Total Brighthouse Life Insurance Company's stockholder's equity	5,926	6,499
Noncontrolling interests	15	15
Total equity	5,941	6,514
Total liabilities and equity	$226,204	$215,438

See accompanying notes to the consolidated financial statements.

5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Revenues
Premiums	$811	$641	$687
Universal life and investment-type product policy fees	1,778	1,876	2,320
Net investment income	4,560	4,064	4,815
Other revenues	418	406	337
Net investment gains (losses)	(242)	(240)	(63)
Net derivative gains (losses)	(3,920)	(585)	(3,986)
Total revenues	3,405	6,162	4,110
Expenses
Policyholder benefits and claims (including liability remeasurement gains (losses) of ($233), $137, ($51), respectively)	2,418	2,186	2,485
Interest credited to policyholder account balances	1,801	1,313	1,243
Amortization of deferred policy acquisition costs and value of business acquired	564	568	558
Change in market risk benefits	(1,497)	(4,105)	(4,142)
Other expenses	1,625	1,694	1,824
Total expenses	4,911	1,656	1,968
Income (loss) before provision for income tax	(1,506)	4,506	2,142
Provision for income tax expense (benefit)	(383)	795	379
Net income (loss)	(1,123)	3,711	1,763
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,124)	$3,710	$1,762

See accompanying notes to the consolidated financial statements.

6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Net income (loss)	$(1,123)	$3,711	$1,763
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	2,313	(13,946)	(2,891)
Unrealized gains (losses) on derivatives	(284)	308	158
Changes in instrument-specific credit risk on market risk benefits	(637)	2,344	(636)
Changes in discount rates on the liability for future policy benefits	(376)	4,060	1,234
Foreign currency translation adjustments	18	(22)	1
Other comprehensive income (loss), before income tax	1,034	(7,256)	(2,134)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(217)	1,524	449
Other comprehensive income (loss), net of income tax	817	(5,732)	(1,685)
Comprehensive income (loss)	(306)	(2,021)	78
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$(307)	$(2,022)	$77

See accompanying notes to the consolidated financial statements.

7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2020	$75	$18,323	$(5,719)	$5,421	$18,100	$15	$18,115
Cumulative effect of change in accounting principle, net of income tax			(5,171)	(3,935)	(9,106)		(9,106)
Balance at January 1, 2021	75	18,323	(10,890)	1,486	8,994	15	9,009
Dividends paid to parent		(550)			(550)		(550)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			1,762		1,762	1	1,763
Other comprehensive income (loss), net of income tax				(1,685)	(1,685)		(1,685)
Balance at December 31, 2021	75	17,773	(9,128)	(199)	8,521	15	8,536
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			3,710		3,710	1	3,711
Other comprehensive income (loss), net of income tax				(5,732)	(5,732)		(5,732)
Balance at December 31, 2022	75	17,773	(5,418)	(5,931)	6,499	15	6,514
Dividends paid to parent		(266)			(266)		(266)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,124)		(1,124)	1	(1,123)
Other comprehensive income (loss), net of income tax				817	817		817
Balance at December 31, 2023	$75	$17,507	$(6,542)	$(5,114)	$5,926	$15	$5,941

See accompanying notes to the consolidated financial statements.
8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Cash flows from operating activities
Net income (loss)	$(1,123)	$3,711	$1,763
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(258)	(225)	(253)
(Gains) losses on investments, net	227	240	63
(Gains) losses on derivatives, net	2,632	162	3,088
(Income) loss from equity method investments, net of dividends and distributions	76	109	(987)
Interest credited to policyholder account balances	1,801	1,313	1,243
Universal life and investment-type product policy fees	(1,778)	(1,876)	(2,320)
Change in market risk benefits, net	(888)	(3,353)	(3,298)
Change in accrued investment income	(212)	(115)	(45)
Change in premiums, reinsurance and other receivables	(1,279)	(1,388)	538
Change in deferred policy acquisition costs and value of business acquired, net	155	144	64
Change in income tax	(380)	804	322
Change in other assets	1,100	1,220	1,521
Change in future policy benefits and other policy-related balances	(62)	(1,814)	(436)
Change in other liabilities	(18)	286	(14)
Net cash provided by (used in) operating activities	(7)	(782)	1,249
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	5,922	10,647	12,406
Equity securities	30	50	128
Mortgage loans	1,206	2,075	2,891
Limited partnerships and limited liability companies	205	252	271
Purchases of:
Fixed maturity securities	(8,699)	(15,720)	(21,036)
Equity securities	(4)	(14)	(18)
Mortgage loans	(813)	(5,321)	(6,929)
Limited partnerships and limited liability companies	(453)	(814)	(837)
Cash received in connection with freestanding derivatives	5,048	4,439	3,956
Cash paid in connection with freestanding derivatives	(5,422)	(4,270)	(4,590)
Receipts on loans to affiliate	125	—	—
Issuances of loans to affiliate	—	(125)	(1)
Net change in policy loans	(40)	(29)	15
Net change in short-term investments	(259)	365	1,223
Net change in other invested assets	(109)	(372)	(24)
Net cash provided by (used in) investing activities	$(3,263)	$(8,837)	$(12,545)

See accompanying notes to the consolidated financial statements.

9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Cash flows from financing activities
Policyholder account balances:
Deposits	$21,514	$31,190	$15,520
Withdrawals	(17,641)	(19,960)	(4,100)
Net change in payables for collateral under securities loaned and other transactions	(887)	(1,706)	1,016
Long-term and short-term debt issued	—	125	—
Long-term and short-term debt repaid	(127)	(3)	(1)
Dividends paid to parent	(266)	—	(550)
Financing element on certain derivative instruments and other derivative related transactions, net	91	(178)	(368)
Other, net	(1)	(1)	(1)
Net cash provided by (used in) financing activities	2,683	9,467	11,516
Change in cash, cash equivalents and restricted cash	(587)	(152)	220
Cash, cash equivalents and restricted cash, beginning of year	3,752	3,904	3,684
Cash, cash equivalents and restricted cash, end of year	$3,165	$3,752	$3,904
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$71	$69	$67
Income tax	$—	$(12)	$53
Non-cash transactions:
Transfer of mortgage loans to affiliates	$—	$95	$—
Transfer of limited partnerships and limited liability companies from affiliates	$—	$99	$—

See accompanying notes to the consolidated financial statements.

10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Reclassifications

Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2023 presentation as discussed throughout the Notes to the Consolidated Financial Statements. See "— Adoption of New Accounting Pronouncements" for discussion of the adoption of new guidance on long-duration contracts as of January 1, 2023, parts of which were retrospectively applied to prior periods presented in the consolidated financial statements.

Summary of Significant Accounting Policies

Insurance Contract Obligations

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes liabilities for future obligations under long-duration insurance contracts based on the accounting model appropriate for each type of contract or contract feature. Liabilities for insurance contract benefits are generally accrued over time as revenue is recognized, or established based on the balance that accrues to the contract holder. In addition, certain insurance contracts may contain features that are required to be measured at fair value separately from the base contracts, either as a market risk benefit ("MRB") or embedded derivative.

The discussion below provides an overview of the different accounting models for insurance contract obligations and the applicability of such models to the Company's insurance products.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Liability for Future Policy Benefits

The Company establishes a liability for future policy benefits ("LFPB") for non-participating term and whole life insurance and income annuities. LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio is the portion of gross premiums required to provide for all future benefits. LFPBs are established using the Company's current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve. The Company generally aggregates insurance contracts into groupings by issue year, product and segment for determining the net premium ratio and related LFPBs.

The Company reviews cash flow assumptions regularly, and if they change significantly, LFPBs are adjusted by determining a revised net premium ratio. The revised net premium ratio is calculated as of contract inception using both actual historical experience and updated future cash flow assumptions. The recalculated net premium ratio is applied to derive a remeasurement gain or loss recognized in the current period net income. For insurance policies in-force as of December 31, 2020, January 1, 2021 is considered the contract inception date. The net premium ratio is also updated quarterly for the difference between actual and expected experience.

The net premium ratio is not updated for changes in discount rate assumptions, as changes in the discount rate are updated quarterly and the impacts are reflected in other comprehensive income (loss) ("OCI"). The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium grade fixed income instruments derived from an external index. The yield curve is applied to the expected future cash flows used in the measurement of LFPBs based on the duration characteristics of those liabilities.

The most significant cash flow assumptions used in the establishment of LFPBs are mortality, policy lapses and market interest rates. See Note 4 for more information on the effect of changes in assumptions on the measurement of LFPBs.

The Company also establishes an LFPB for participating term and whole life insurance using a net premium ratio and the Company's current assumptions of future cash flows. Assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the LFPB plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. See Note 4 for more information on assumptions used in establishing LFPBs related to participating term and whole life insurance.

Policyholder Account Balances

The Company establishes a policyholder account balance liability for customer deposits on universal life insurance, universal life insurance with secondary guarantees ("ULSG") and deferred annuity contracts. The policyholder account balance liability is equal to the sum of deposits, plus interest credited, less charges and withdrawals, excluding the impact of any applicable charge that may be incurred upon surrender. The Company also holds additional liabilities for certain product features including secondary guarantees on universal life insurance contracts and the crediting rates associated with index-linked annuities.

Additional Liabilities for ULSG

The Company establishes a liability in addition to the account balance for ULSG. These liabilities are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on ULSG determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Both ULSG liabilities are adjusted for the effects of unrealized investment gains and losses.

The Company reviews cash flow assumptions regularly, and, if they change significantly, the liability for secondary guarantees is adjusted by a cumulative charge or credit to net income. Liabilities for secondary guarantees are presented within future policy benefits with changes in the liabilities reported in policyholder benefits and claims, except for the effects of unrealized investment gains and losses, which are reported in OCI.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The most significant assumptions used in estimating liabilities for secondary guarantees are the general account rate of return, premium persistency, mortality and lapses. See Note 4 for more information on the effect of changes in assumptions on the measurement of liabilities for secondary guarantees.

Market Risk Benefits on Annuity Guarantees

MRBs are contracts or contract features that provide protection to the policyholder from capital markets risks by transferring such risks to the Company. MRBs are required to be separated from the deferred annuity host contract and measured at fair value. The Company establishes MRB assets and liabilities for guaranteed minimum benefits on variable annuity contracts including guaranteed minimum death benefits ("GMDB"), guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits ("GMWB"). MRB assets are also established for reinsured benefits related to these guarantees. Certain index-linked annuity products may also have guaranteed minimum benefits classified as MRBs.

The measurement of fair value includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk, as well as risk margin to capture the non-capital markets risks of the instrument, which represents the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. MRBs are measured at estimated fair value, with changes reported in change in MRBs on the consolidated statements of operations, except for the change due to nonperformance risk, which is reported in OCI.

See Note 5 for more information on the effect of changes in inputs and assumptions on the measurement of MRBs and Note 11 for more information on the determination of fair value of MRBs.

Embedded Derivatives on Index-Linked Annuities

The Company issues, and assumes through reinsurance, index-linked annuities which allow the policyholder to participate in returns from certain specified equity indices. The crediting rates associated with these features are classified as embedded derivatives and measured at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

Embedded derivative liabilities are required to be separated from the deferred annuity host contract and measured at fair value. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. The estimate of fair value includes an adjustment for nonperformance risk, as well as a risk margin.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of index-linked crediting rate embedded derivatives are updated quarterly through net income. The reduction to the initial deposit is accreted back up to the initial deposit over the estimated life of the contract. Embedded derivatives related to index-linked annuities are presented within policyholder account balances while changes in the estimated fair value are reported in net derivative gains (losses).

For more information on the determination of estimated fair value of embedded derivatives, see Note 11.

Recognition of Revenues and Deposits on Insurance Contracts

Premiums related to traditional long-duration contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, the Company establishes a deferred profit liability ("DPL") for the excess of the gross premium over the net premium. DPLs are amortized into net income in proportion to the amount of expected future benefit payments. Assumptions used in the measurement of the DPL are updated at the same time as the related LFPBs, with the updated estimates used to recalculate the DPL as of contract inception. The remeasurement gain or loss from updating DPLs is recognized in current period net income along with the related change in LFPBs.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred by the establishment of an unearned revenue liability and amortized over the expected life of the contracts.

Premiums and policy fees are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA in a manner that approximates a straight-line basis over the expected life of the related contracts. For life insurance contracts, amortization is based on projections of amounts of insurance in-force, while projections of policy counts are used for deferred annuity contracts and expected future benefits payments for income annuities. These assumptions are reviewed at least annually, and if they change significantly, updates are recognized through changes to future amortization. VOBA balances are tested annually to determine if the balance is deemed unrecoverable from expected future profits. All changes in DAC and VOBA balances are recorded to net income.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately through net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI"), which are included in other assets, and unearned revenue liabilities, which are included in other policy-related balances. The Company defers sales inducements and unearned revenue and amortizes the balances using the same methodology and assumptions used to amortize DAC and VOBA.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld. Embedded derivatives related to funds withheld arrangements are presented within policyholder account balances on the consolidated balance sheets, with changes in the estimated fair value reported in net derivative gains (losses).

Reinsurance arrangements may also contain features classified as MRBs, including reinsurance of guaranteed minimum benefits associated with variable annuity contracts.

The Company accounts for assumed reinsurance similar to directly written business.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company's short-term investments generally involve large dollar amounts that turn over quickly and have short maturities.

For the years ended December 31, 2023, 2022 and 2021, cash proceeds from sales, maturities and repayments of short-term investments were $1.1 billion, $976 million and $3.6 billion, respectively. For the years ended December 31, 2023, 2022 and 2021, cash payments on purchases of short-term investments were $1.4 billion, $611 million and $2.4 billion, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company's institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company's balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has index-linked annuities that are directly written or assumed through reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. Certain funds withheld arrangements associated with reinsurance may also contain embedded derivatives. See "— Insurance Contract Obligations" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company's separation from MetLife, Inc. ("Separation") have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Inflation Reduction Act, which was enacted in 2022, established a 15% corporate alternative minimum tax ("CAMT") for corporations whose average annual adjusted financial statement income for any consecutive three-tax year period ending after December 31, 2021, and preceding the tax year exceeds $1.0 billion. The Company elects not to consider any future effects resulting from applicability of the CAMT when assessing the valuation allowance for regular deferred tax assets.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters and disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. Except as noted below, there were no significant ASUs adopted during the year ended December 31, 2023.

In March 2022, the FASB issued new guidance on Troubled Debt Restructurings ("TDR") (ASU 2022-02, Financial Instruments — Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures). This ASU eliminates TDR recognition and measurement guidance and, instead, requires that an entity evaluate (consistent with the accounting for other loan modifications) whether the modification represents a new loan or a continuation of an existing loan. The amendments also enhance existing disclosure requirements and introduce new requirements related to certain modifications of receivables made to borrowers experiencing financial difficulty. The Company adopted this guidance on January 1, 2023. This ASU was applied prospectively and did not have a material impact on the consolidated financial statements upon adoption but could change the future recognition and measurement of modified loans and other receivables.

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI")). LDTI is effective for fiscal years beginning after January 1, 2023. LDTI resulted in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:

(1)  Guaranteed benefits associated with variable annuity and certain fixed annuity contracts have been classified and presented separately on the consolidated balance sheets as MRBs. MRBs are now measured at estimated fair value through net income and reported separately on the consolidated statements of operations, except for nonperformance risk changes, which will be recognized in OCI.

(2)  Cash flow assumptions used to measure LFPBs on traditional long-duration contracts (including term and non-participating whole life insurance and immediate annuities) have been updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss is now reported separately on the consolidated statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.

(3)  The discount rate assumption used to measure the liability for traditional long-duration contracts is now based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.

(4)  DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC have been recognized as a revision to future amortization amounts.

(5)  There was a significant increase in required disclosures, including disaggregated rollforwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

The transition date was January 1, 2021. MRB changes were required to be applied on a retrospective basis, while the changes for insurance liability assumption updates and DAC amortization were applied to existing carrying amounts on the transition date.

The cumulative effect, on an after-tax basis, of the adoption of ASU 2018-12 as of the transition date was a $5.2 billion decrease to retained earnings and a $3.9 billion decrease to accumulated other comprehensive income (loss) ("AOCI"). See Note 2 for more detailed information on the impacts of the ASU to the Company's financial statements.

Future Adoption of New Accounting Pronouncements

In November 2023, the FASB issued new guidance on Segment Reporting Disclosures (ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures). This ASU updates reportable segment disclosures primarily through enhanced disclosures about significant segment expenses. This ASU does not change how a company identifies its operating segments, aggregates those operating segments, or applies the quantitative thresholds to determine its reportable segments. This ASU is effective for fiscal years starting January 1, 2024, and for interim periods starting January 1, 2025, and will be applied on a retrospective basis. The Company is currently evaluating the impact of this guidance on its financial statements.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

In December 2023, the FASB issued new guidance on Income Tax Disclosures (ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures). This ASU updates the required income tax disclosures to include disclosure of income taxes paid disaggregated by jurisdiction and greater disaggregation of information in the required rate reconciliation. This ASU is effective for fiscal years starting January 1, 2025, and will be applied on a prospective basis. The Company is currently evaluating the impact of this guidance on its financial statements.

2. ASU 2018-12 Transition

The Company adopted ASU 2018-12 for LFPBs, DAC and other balances amortized on a basis consistent with DAC by applying the guidance to contracts in-force on the basis of their existing carrying amounts at the transition date. The Company adopted ASU 2018-12 for MRBs on a fully retrospective basis.

The effect of transition adjustments on stockholder's equity at January 1, 2021 due to the adoption of ASU 2018-12 was as follows:

	Retained Earnings (Deficit)	AOCI
	(In millions)
Liability for future policy benefits	$(434)	$(2,053)
Market risk benefits and related adjustments	(5,971)	(3,452)
DAC and VOBA	—	494
Reinsurance recoverables	(141)	30
Deferred income tax asset	1,375	1,046
Total	$(5,171)	$(3,935)

For LFPBs, the transition adjustment to retained earnings relates to instances where net premiums exceed gross premiums resulting in LFPBs being increased to eliminate the premium deficiency. The premium deficiency primarily relates to structured settlement annuities. The transition adjustment related to AOCI represents the effect of the requirement to discount LFPBs based on an upper-medium grade fixed income rate as well as the removal of amounts previously recorded in AOCI for the effects of unrealized investment gains and losses.

For MRBs, the transition adjustment to AOCI relates to the cumulative effect of changes in the nonperformance risk between contract issue date and transition date. In aggregate, the additional spread applied to the risk-free rate decreased from contract inception to the transition date, which had a negative impact on equity. The remaining difference between the estimated fair value and carrying amount of MRBs at transition, excluding the amounts recorded in AOCI, was recorded as an adjustment to retained earnings as of the transition date.

For DAC and VOBA, the Company removed amounts previously recorded in AOCI for the effect of unrealized investment gains and losses.

For reinsurance, the adjustments to both retained earnings and AOCI were made to align the measurement of reinsurance recoverables with the related LFPBs.

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. ASU 2018-12 Transition (continued)

The balances of and changes in LFPBs at January 1, 2021 due to the adoption of ASU 2018-12 were as follows:

	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
	(In millions)
Balance at December 31, 2020	$2,797	$4,260	$10,115
Removal of related balances in AOCI	—	(203)	(1,784)
Change in cash flow assumptions	13	(168)	200
Initial recognition of deferred profit liabilities	—	172	217
Change in discount rate assumptions	522	748	2,770
Adjusted balance at January 1, 2021	3,332	4,809	11,518
Less: Reinsurance recoverable	59	29	102
Adjusted balance at January 1, 2021, net of reinsurance	$3,273	$4,780	$11,416

The balance of and changes in liabilities classified as MRBs at January 1, 2021 due to the adoption of ASU 2018-12 were as follows:

Variable Annuities
(In millions)
Balance at December 31, 2020	$8,622
Adjustment for the difference between carrying amount and estimated fair value, except for the difference due to nonperformance risk	6,347
Adjustment for cumulative effect of changes in nonperformance risk since issuance	3,452
Adjusted balance at January 1, 2021	18,421
Less: Reinsurance recoverable	169
Adjusted balance at January 1, 2021, net of reinsurance	$18,252

The balances of and changes in DAC and VOBA on January 1, 2021 due to the adoption of ASU 2018-12 were as follows:

	Variable Annuities	Fixed Rate Annuities	Index-Linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
	(In millions)
DAC:
Balance at December 31, 2020	$2,326	$64	$886	$451	$144
Removal of related amounts in AOCI	460	—	—	—	(37)
Adjusted balance at January 1, 2021	$2,786	$64	$886	$451	$107
VOBA:
Balance at December 31, 2020	$363	$76	$—	$8	$38
Removal of related amounts in AOCI	65	—	—	—	6
Adjusted balance at January 1, 2021	$428	$76	$—	$8	$44

The following tables present amounts previously reported in 2022 and 2021, the effect on those amounts of the change due to the adoption of ASU 2018-12 as described in Note 1, and the currently reported amounts in the Consolidated Balance Sheets and Consolidated Statements of Operations. See Notes 4, 5, 6 and 7 for more information.

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. ASU 2018-12 Transition (continued)

	December 31, 2022			December 31, 2021
	As Previously Reported	Effect of Change	As Currently Reported	As Previously Reported	Effect of Change	As Currently Reported
	(In millions)
Total assets	$216,151	$(713)	$215,438	$247,255	$2,476	$249,731
Future policy benefits	$41,105	$(9,959)	$31,146	$43,589	$(3,759)	$39,830
Policyholder account balances	$74,112	$(1,510)	$72,602	$66,195	$(1,905)	$64,290
Market risk benefit liabilities	$—	$10,411	$10,411	$—	$16,062	$16,062
Total liabilities	$209,287	$(363)	$208,924	$231,144	$10,051	$241,195
Retained earnings (deficit)	$(5,717)	$299	$(5,418)	$(5,653)	$(3,475)	$(9,128)
Accumulated other comprehensive income (loss)	$(5,282)	$(649)	$(5,931)	$3,901	$(4,100)	$(199)
Total equity	$6,864	$(350)	$6,514	$16,111	$(7,575)	$8,536
Total liabilities and equity	$216,151	$(713)	$215,438	$247,255	$2,476	$249,731
	Year Ended December 31, 2022			Year Ended December 31, 2021
	As Previously Reported	Effect of Change	As Currently Reported	As Previously Reported	Effect of Change	As Currently Reported
	(In millions)
Universal life and investment-type product policy fees	$2,562	$(686)	$1,876	$2,986	$(666)	$2,320
Net derivative gains (losses)	$402	$(987)	$(585)	$(2,359)	$(1,627)	$(3,986)
Total revenues	$7,832	$(1,670)	$6,162	$6,400	$(2,290)	$4,110
Policyholder benefits and claims	$4,143	$(1,957)	$2,186	$3,213	$(728)	$2,485
Change in market risk benefits	$—	$(4,105)	$(4,105)	$—	$(4,142)	$(4,142)
Total expenses	$8,103	$(6,447)	$1,656	$6,404	$(4,436)	$1,968
Net income (loss)	$(63)	$3,774	$3,711	$67	$1,696	$1,763

3. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care business reinsured through 100% quota share reinsurance agreements and activities related to funding agreements associated with the Company's institutional spread margin business.

23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Segment Information (continued)

In connection with the adoption of ASU 2018-12, the Company reclassified direct-to-consumer life insurance that is no longer sold from Corporate & Other to the Life segment. The segment information below reflects the direct-to-consumer life insurance in the Life segment for all periods presented.

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses); and

•  Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment Hedge Adjustments").

The following are significant items excluded from total expenses in calculating adjusted earnings:

•  Change in MRBs; and

•  Change in fair value of the crediting rate on experience-rated contracts ("Market Value Adjustments").

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

The Company's adjusted earnings definition and presentation has been updated for all periods presented to reflect the adoption of ASU 2018-12.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Segment Information (continued)

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2023
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,380	$86	$(99)	$(91)	$1,276
Provision for income tax expense (benefit)	257	17	(22)	(50)	202
Post-tax adjusted earnings	1,123	69	(77)	(41)	1,074
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,123	$69	$(77)	$(42)	1,073
Adjustments for:
Net investment gains (losses)					(242)
Net derivative gains (losses), excluding investment hedge adjustments of $105					(4,025)
Change in market risk benefits					1,497
Market value adjustments					(12)
Provision for income tax (expense) benefit					585
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,124)
Interest revenue	$2,558	$391	$1,141	$575
Interest expense	$—	$—	$—	$70
	Year Ended December 31, 2022
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,291	$(32)	$108	$(156)	$1,211
Provision for income tax expense (benefit)	244	(8)	21	(154)	103
Post-tax adjusted earnings	1,047	(24)	87	(2)	1,108
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,047	$(24)	$87	$(3)	1,107
Adjustments for:
Net investment gains (losses)					(240)
Net derivative gains (losses), excluding investment hedge adjustments of $71					(656)
Change in market risk benefits					4,105
Market value adjustments					86
Provision for income tax (expense) benefit					(692)
Net income (loss) attributable to Brighthouse Life Insurance Company					$3,710
Interest revenue	$2,254	$396	$1,166	$319
Interest expense	$—	$—	$—	$70

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Segment Information (continued)

	Year Ended December 31, 2021
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,550	$532	$264	$(293)	$2,053
Provision for income tax expense (benefit)	296	112	58	(108)	358
Post-tax adjusted earnings	1,254	420	206	(185)	1,695
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,254	$420	$206	$(186)	1,694
Adjustments for:
Net investment gains (losses)					(63)
Net derivative gains (losses), excluding investment hedge adjustments of $21					(4,007)
Change in market risk benefits					4,142
Market value adjustments					17
Provision for income tax (expense) benefit					(21)
Net income (loss) attributable to Brighthouse Life Insurance Company					$1,762
Interest revenue	$2,207	$643	$1,910	$76
Interest expense	$—	$—	$—	$67

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Annuities	$4,440	$4,048	$4,297
Life	1,013	988	1,382
Run-off	1,643	1,703	2,425
Corporate & Other	576	319	76
Adjustments	(4,267)	(896)	(4,070)
Total	$3,405	$6,162	$4,110

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2023	2022
	(In millions)
Annuities	$157,614	$148,228
Life	20,363	17,214
Run-off	26,849	28,466
Corporate & Other	21,378	21,530
Total	$226,204	$215,438

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Segment Information (continued)

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Annuity products	$1,890	$1,796	$2,093
Life insurance products	1,110	1,119	1,243
Other products	7	8	8
Total	$3,007	$2,923	$3,344

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2023, 2022 and 2021.

27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities

Liability for Future Policy Benefits

Information regarding LFPBs for non-participating traditional and limited-payment contracts was as follows:

	Years Ended December 31,
	2023			2022			2021
	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
	(Dollars in millions)
Present value of expected net premiums:
Balance, beginning of year	$2,804	$—	$—	$3,212	$—	$—	$3,274	$—	$—
Beginning balance at original discount rate	3,146	—	—	2,964	—	—	2,868	—	—
Effect of model refinements	—	—	—	121	—	—	—	—	—
Effect of changes in cash flow assumptions	206	—	—	159	—	—	100	—	—
Effect of actual variances from expected experience	(17)	—	—	114	—	—	158	—	—
Adjusted beginning of year balance	3,335	—	—	3,358	—	—	3,126	—	—
Issuances	93	—	—	93	—	—	112	—	—
Interest accrual	108	—	—	112	—	—	107	—	—
Net premiums collected	(374)	—	—	(417)	—	—	(381)	—	—
Ending balance at original discount rate	3,162	—	—	3,146	—	—	2,964	—	—
Effect of changes in discount rate assumptions	(263)	—	—	(342)	—	—	248	—	—
Balance, end of year	$2,899	$—	$—	$2,804	$—	$—	$3,212	$—	$—
Present value of expected future policy benefits:
Balance, beginning of year	$5,172	$3,469	$6,793	$6,253	$4,283	$10,171	$6,606	$4,636	$11,301
Beginning balance at original discount rate	5,816	3,848	7,410	5,682	3,817	8,165	5,678	3,889	8,531
Effect of model refinements	—	—	—	134	—	(278)	—	—	—
Effect of changes in cash flow assumptions	296	—	—	179	55	(157)	100	(40)	(41)
Effect of actual variances from expected experience	(15)	(21)	(47)	150	(21)	(23)	158	(6)	(16)
Adjusted beginning of year balance	6,097	3,827	7,363	6,145	3,851	7,707	5,936	3,843	8,474
Issuances	99	369	—	101	220	—	128	193	—
Interest accrual	211	139	314	216	144	327	214	149	359
Benefit payments	(502)	(342)	(592)	(646)	(367)	(624)	(596)	(368)	(668)
Ending balance at original discount rate	5,905	3,993	7,085	5,816	3,848	7,410	5,682	3,817	8,165
Effect of changes in discount rate assumptions	(520)	(274)	(388)	(644)	(379)	(617)	571	466	2,006
Balance, end of year	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793	$6,253	$4,283	$10,171
Net liability for future policy benefits, end of year	$2,486	$3,719	$6,697	$2,368	$3,469	$6,793	$3,041	$4,283	$10,171
Less: Reinsurance recoverable, end of year	24	30	65	32	25	68	42	28	93
Net liability for future policy benefits, after reinsurance recoverable	$2,462	$3,689	$6,632	$2,336	$3,444	$6,725	$2,999	$4,255	$10,078
Weighted-average duration of liability	8.8 years	8.2 years	11.6 years	8.5 years	8.5 years	11.6 years	8.5 years	8.5 years	12.7 years
Weighted-average interest accretion rate	3.91%	3.99%	4.46%	3.94%	3.89%	4.45%	3.94%	3.98%	4.45%
Current discount rate	4.94%	4.95%	5.03%	5.26%	5.27%	5.32%	2.53%	2.55%	2.81%
Gross premiums or assessments recognized during period	$595	$472	$—	$625	$243	$—	$648	$240	$—
Expected future gross premiums, undiscounted	$5,999	$—	$—	$6,535	$—	$—	$6,736	$—	$—
Expected future gross premiums, discounted	$4,535	$—	$—	$4,875	$—	$—	$5,014	$—	$—
Expected future benefit payments, undiscounted	$8,148	$5,616	$13,767	$8,015	$5,434	$14,418	$7,877	$5,446	$17,241
Expected future benefit payments, discounted	$5,905	$3,993	$7,085	$5,816	$3,848	$7,410	$5,682	$3,817	$8,165

28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

The measurement of LFPBs can be significantly impacted by changes in assumptions for policyholder behavior. As part of the 2023 and 2022 annual actuarial review ("AAR"), the Company updated assumptions regarding mortality and lapses for term and non-participating whole life insurance. The impact from changes in assumptions is presented in effect of changes in cash flow assumptions in the table above.

Information regarding the additional insurance liabilities for universal life-type contracts with secondary guarantees was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance, beginning of year	$6,935	$7,168	$6,743
Beginning balance before the effect of unrealized gains and losses	7,175	6,731	6,203
Effect of changes in cash flow assumptions	52	(37)	153
Effect of actual variances from expected experience	145	179	(124)
Adjusted beginning of year balance	7,372	6,873	6,232
Interest accrual	357	333	308
Net assessments collected	414	416	475
Benefit payments	(359)	(447)	(286)
Effect of realized capital gains (losses)	—	—	2
Ending balance before the effect of unrealized gains and losses	7,784	7,175	6,731
Effect of unrealized gains and losses	(177)	(240)	437
Balance, end of year	7,607	6,935	7,168
Less: Reinsurance recoverable, end of year	1,438	1,384	1,294
Net additional liability, after reinsurance recoverable	$6,169	$5,551	$5,874
Weighted-average duration of liability	6.7 years	6.7 years	6.7 years
Weighted-average interest accretion rate	4.92%	4.90%	4.90%
Gross assessments recognized during period	$1,064	$1,070	$1,255

The measurement of liabilities for secondary guarantees can be significantly impacted by changes in the expected general account rate of return, which is driven by the Company's assumption for long-term treasury yields. The Company's practice of projecting treasury yields uses a mean reversion approach that assumes that long-term interest rates are less influenced by short-term fluctuations and are only changed when sustained interim deviations are expected. As part of the 2023 AAR, the Company increased the long-term general account earned rate, driven by an increase in the mean reversion rate from 3.50% to 3.75%. The Company also updated assumptions regarding policyholder behavior, including mortality, premium persistency, lapses, withdrawals and maintenance expenses. As part of the 2022 AAR, the Company increased the long-term general account earned rate, driven by an increase in the mean reversion rate from 3.00% to 3.50%. Both period assumption updates are reflected in the table above.

29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

A reconciliation of the net LFPBs for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees reported in the preceding rollforward tables to LFPBs on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Liabilities reported in the preceding rollforward tables	$20,509	$19,565
Long-term care insurance (1)	5,581	5,686
ULSG liabilities, including liability for profits followed by losses	2,427	2,449
Participating whole life insurance (2)	2,849	2,689
Deferred profit liabilities	475	369
Other	308	388
Total liability for future policy benefits	$32,149	$31,146

(1)  Includes liabilities related to fully reinsured individual long-term care insurance. See Note 8.

(2)  Participating whole life insurance uses an interest assumption based on the non-forfeiture interest rate, ranging from 3.5% to 4.0%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2023 and 2022, and 40% and 41% of gross traditional life insurance premiums for the years ended December 31, 2023 and 2022, respectively.

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

Policyholder Account Balances

Information regarding policyholder account balances was as follows:

	Universal Life Insurance	Variable Annuities (1)	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance (1)
	(Dollars in millions)
Year Ended December 31, 2023
Balance, beginning of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Premiums and deposits	210	75	7,183	2,694	660	—
Surrenders and withdrawals	(129)	(647)	(3,732)	(2,405)	(23)	—
Benefit payments	(59)	(101)	(240)	(377)	(85)	(8)
Net transfers from (to) separate account	18	14	—	—	—	1
Interest credited	40	129	445	486	208	28
Policy charges	(200)	(23)	(11)	—	(1,015)	(9)
Changes related to embedded derivatives	—	—	4,085	—	—	—
Balance, end of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Weighted-average crediting rate (2)	2.03%	2.91%	1.47%	3.31%	4.02%	4.33%
Year Ended December 31, 2022
Balance, beginning of year	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Premiums and deposits	199	145	6,632	3,676	697	—
Surrenders and withdrawals	(49)	(453)	(2,220)	(904)	(32)	—
Benefit payments	(59)	(104)	(180)	(345)	(84)	(8)
Net transfers from (to) separate account	21	131	—	—	—	(13)
Interest credited	56	493	392	(2)	197	23
Policy charges	(202)	(23)	(8)	—	(1,040)	(7)
Changes related to embedded derivatives	—	—	(2,719)	—	—	—
Balance, end of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Weighted-average crediting rate (2)	2.65%	10.91%	1.16%	(0.02)%	3.62%	3.41%
Year Ended December 31, 2021
Balance, beginning of year	$2,110	$4,605	$23,274	$12,349	$5,823	$679
Premiums and deposits	290	194	7,054	114	687	—
Surrenders and withdrawals	(48)	(566)	(1,419)	(610)	(46)	—
Benefit payments	(55)	(95)	(151)	(342)	(77)	(10)
Net transfers from (to) separate account	17	238	—	—	—	(35)
Interest credited	84	140	365	338	186	24
Policy charges	(264)	(41)	(6)	—	(1,004)	(12)
Changes related to embedded derivatives	—	—	2,883	—	—	—
Balance, end of year	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Weighted-average crediting rate	3.97%	3.07%	1.12%	2.79%	3.27%	3.66%

(1)  Includes liabilities related to separate account products where the contract holder elected a general account investment option.

(2)  Excludes the effects of embedded derivatives related to index-linked crediting rates.

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

A reconciliation of policyholder account balances reported in the preceding rollforward table to the liability for policyholder account balances on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Policyholder account balances reported in the preceding rollforward table	$68,095	$60,883
Funding agreements classified as investment contracts	11,115	10,689
Other investment contract liabilities	983	1,030
Total policyholder account balances	$80,193	$72,602

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums was as follows at:

Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 to 50 Basis Points Above	51 to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
	(In millions)
December 31, 2023
Annuities (1):
Less than 2.00%	$645	$204	$301	$7,632	$8,782
2.00% to 3.99%	8,125	233	201	307	8,866
Greater than 3.99%	872	—	—	—	872
Total	$9,642	$437	$502	$7,939	$18,520
Life insurance (2) (3):
Less than 2.00%	$—	$—	$—	$236	$236
2.00% to 3.99%	—	441	49	132	622
Greater than 3.99%	1,077	—	—	—	1,077
Total	$1,077	$441	$49	$368	$1,935
ULSG (3):
Less than 2.00%	$—	$—	$—	$—	$—
2.00% to 3.99%	1,134	1,485	1,663	254	4,536
Greater than 3.99%	506	—	—	—	506
Total	$1,640	$1,485	$1,663	$254	$5,042
December 31, 2022
Annuities (1):
Less than 2.00%	$805	$293	$356	$5,805	$7,259
2.00% to 3.99%	5,224	4,871	594	8	10,697
Greater than 3.99%	470	—	—	—	470
Total	$6,499	$5,164	$950	$5,813	$18,426
Life insurance (2) (3):
Less than 2.00%	$—	$—	$—	$172	$172
2.00% to 3.99%	—	462	87	150	699
Greater than 3.99%	1,148	—	—	—	1,148
Total	$1,148	$462	$87	$322	$2,019
ULSG (3):
Less than 2.00%	$—	$—	$—	$—	$—
2.00% to 3.99%	1,224	1,581	1,729	266	4,800
Greater than 3.99%	527	—	—	—	527
Total	$1,751	$1,581	$1,729	$266	$5,327

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

(1)  Includes policyholder account balances for fixed rate annuities and the fixed account portion of variable annuities.

(2)  Includes policyholder account balances for retained asset accounts, universal life policies and the fixed account portion of universal variable life insurance policies.

(3)  Amounts are gross of policy loans.

See Note 6 for information regarding net amount at risk and cash surrender values.

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $5.5 billion at both December 31, 2023 and 2022.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta. The Company had obligations outstanding under this program of $4.4 billion and $3.9 billion at December 31, 2023 and 2022, respectively. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs. See Note 9 for information on invested assets pledged as collateral in connection with funding agreements.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). The Company had obligations outstanding under this program of $700 million at both December 31, 2023 and 2022. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac have been granted liens on certain assets to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac. See Note 9 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company has obligations outstanding under inactive funding agreement programs of $525 million at both December 31, 2023 and 2022.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Market Risk Benefits

Information regarding MRB assets and liabilities associated with variable annuities was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance, beginning of year	$9,997	$15,726	$18,421
Balance, beginning of year, before effect of changes in nonperformance risk	8,253	11,639	14,969
Decrements	(176)	16	(70)
Effect of changes in future expected assumptions	260	212	41
Effect of actual different from expected experience	186	(48)	(86)
Effect of changes in interest rates	(427)	(8,397)	(1,831)
Effect of changes in fund returns	(2,203)	3,806	(2,578)
Issuances	(7)	(47)	(96)
Effect of changes in risk margin	(34)	(152)	(128)
Aging of the block and other	1,496	1,224	1,418
Balance, end of year, before effect of changes in nonperformance risk	7,348	8,253	11,639
Effect of changes in nonperformance risk	2,374	1,744	4,087
Balance, end of year	9,722	9,997	15,726
Less: Reinsurance recoverable, end of year	43	71	118
Balance, end of year, net of reinsurance (1)	$9,679	$9,926	$15,608
Weighted-average attained age of contract holder	73.0 years	71.8 years	71.1 years

(1)  Amounts represent the sum of MRB assets and MRB liabilities presented on the consolidated balance sheets at December 31, 2023, 2022 and 2021, with the exception of $9 million, $2 million and $5 million, respectively, of index-linked annuities not included in this table.

Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in nonperformance risk, may result in significant fluctuations in the estimated fair value of the guarantees. As part of the AAR in 2023 and 2022, the Company updated assumptions regarding policyholder behavior, mortality, separate account fund allocations and volatility, which are reflected in the table above.

34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Separate Accounts

Separate Accounts

Information regarding separate account liabilities was as follows:

	Years Ended December 31,
	2023			2022			2021
	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance
	(In millions)
Balance, beginning of year	$74,845	$1,970	$1,919	$101,108	$2,576	$2,367	$99,257	$2,339	$2,253
Premiums and deposits	762	84	—	1,199	91	—	2,081	97	3
Surrenders and withdrawals	(6,073)	(68)	(20)	(5,965)	(55)	(16)	(7,971)	(69)	(68)
Benefit payments	(1,391)	(18)	(28)	(1,298)	(24)	(33)	(1,575)	(24)	(38)
Investment performance	11,071	405	327	(17,878)	(519)	(356)	12,054	336	234
Policy charges	(2,098)	(78)	(58)	(2,227)	(78)	(61)	(2,481)	(85)	(47)
Net transfers from (to) general account	(14)	(18)	(1)	(131)	(21)	13	(238)	(17)	35
Other	(16)	(1)	9	37	—	5	(19)	(1)	(5)
Balance, end of year	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919	$101,108	$2,576	$2,367

A reconciliation of separate account liabilities reported in the preceding rollforward table to the separate account liabilities balance on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Separate account liabilities reported in the preceding rollforward table	$81,510	$78,734
Variable income annuities	161	130
Pension risk transfer annuities	19	16
Total separate account liabilities	$81,690	$78,880

The aggregate estimated fair value of assets, by major investment asset category, supporting separate accounts was as follows at:

	December 31,
	2023	2022
	(In millions)
Equity securities	$81,417	$78,583
Fixed maturity securities	259	277
Cash and cash equivalents	7	9
Other assets	7	11
Total aggregate estimated fair value of assets	$81,690	$78,880
35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Separate Accounts (continued)

Net Amount at Risk and Cash Surrender Values

Information regarding the net amount at risk and cash surrender value for insurance products was as follows at:

	Universal Life Insurance	Variable Annuities	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance
	(In millions)
December 31, 2023
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Separate account liabilities	2,276	77,086	—	—	—	2,148
Total account balances	$4,256	$81,197	$41,627	$14,672	$5,052	$2,801
Net amount at risk	$22,214	$13,156	N/A	N/A	$65,299	$2,644
Cash surrender value	$4,049	$80,756	$39,270	$14,068	$4,498	$2,579
December 31, 2022
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Separate account liabilities	1,970	74,845	—	—	—	1,919
Total account balances	$4,070	$79,509	$33,897	$14,274	$5,307	$2,560
Net amount at risk	$23,818	$16,334	N/A	N/A	$66,926	$3,368
Cash surrender value	$3,789	$79,222	$31,293	$13,723	$4,671	$2,344
December 31, 2021
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Separate account liabilities	2,576	101,108	—	—	—	2,367
Total account balances	$4,710	$105,583	$32,000	$11,849	$5,569	$3,013
Net amount at risk	$24,995	$6,316	N/A	N/A	$68,905	$3,665
Cash surrender value	$4,407	$105,574	$29,848	$11,112	$4,821	$2,794

Products may contain both separate account and general account fund options; accordingly, net amount at risk and cash surrender value reported in the table above relate to the total account balance for each respective product grouping.

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

Deferred Policy Acquisition Costs and Value of Business Acquired

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Variable Annuities	Fixed Rate Annuities	Index-linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
	(In millions)
DAC:
Adjusted balance at January 1, 2021 (1)	$2,786	$64	$886	$451	$107
Capitalization	90	36	355	(3)	16
Amortization	(262)	(12)	(160)	(51)	(9)
Balance at December 31, 2021	2,614	88	1,081	397	114
Capitalization	54	31	330	(1)	10
Amortization	(254)	(12)	(198)	(49)	(9)
Balance at December 31, 2022	2,414	107	1,213	347	115
Capitalization	36	14	344	2	13
Amortization	(233)	(11)	(225)	(43)	(9)
Balance at December 31, 2023	$2,217	$110	$1,332	$306	$119
VOBA:
Adjusted balance at January 1, 2021 (1)	$428	$76	$—	$8	$44
Amortization	(51)	(6)	—	(2)	(5)
Balance at December 31, 2021	377	70	—	6	39
Amortization	(36)	(5)	—	(1)	(4)
Balance at December 31, 2022	341	65	—	5	35
Amortization	(32)	(6)	—	(1)	(4)
Balance at December 31, 2023	$309	$59	$—	$4	$31
Total DAC and VOBA:
Balance at December 31, 2023	$2,526	$169	$1,332	$310	$150
Balance at December 31, 2022	$2,755	$172	$1,213	$352	$150
Balance at December 31, 2021	$2,991	$158	$1,081	$403	$153

(1)  Includes an adjustment to eliminate balances included in AOCI related to the adoption of ASU 2018-12 (see Note 2).

Deferred Sales Inducements

Information regarding DSI, included in other assets, was as follows:

	December 31,
	2023		2022		2021
	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities
	(In millions)
Balance, beginning of year	$233	$9	$259	$10	$283	$12
Capitalization	1	—	1	—	1	—
Amortization	(25)	(1)	(27)	(1)	(25)	(2)
Balance, end of year	$209	$8	$233	$9	$259	$10

37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

Unearned Revenue

Information regarding unearned revenue, included in other policy-related balances, was as follows:

	December 31,
	2023			2022			2021
	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities
	(In millions)
Balance, beginning of year	$143	$488	$73	$118	$344	$79	$80	$184	$84
Capitalization	35	174	—	35	181	2	46	185	2
Amortization	(11)	(50)	(7)	(10)	(37)	(8)	(8)	(25)	(7)
Balance, end of year	$167	$612	$66	$143	$488	$73	$118	$344	$79

8. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 9.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of MRBs on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Reinsurance (continued)

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2023, the Company had $5.8 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2023 and 2022 were not significant. The Company had $6.0 billion of unsecured reinsurance recoverable balances with third-party reinsurers at both December 31, 2023 and 2022.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $3 million and $10 million on its reinsurance recoverable balances at December 31, 2023 and 2022, respectively. In 2023, the Company had $3 million of additions to the allowance and $10 million of impairments charged against the allowance.

At December 31, 2023, the Company had $18.7 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.7 billion, or 89%, were with the Company's five largest ceded reinsurers, including $4.2 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2022, the Company had $17.3 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $15.3 billion, or 88%, were with the Company's five largest ceded reinsurers, including $4.1 billion of net ceded reinsurance recoverables which were unsecured.

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Direct premiums	$1,458	$1,321	$1,398
Reinsurance assumed	20	8	(10)
Reinsurance ceded	(667)	(688)	(701)
Net premiums	$811	$641	$687
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,402	$2,525	$2,871
Reinsurance assumed	48	44	41
Reinsurance ceded	(672)	(693)	(592)
Net universal life and investment-type product policy fees	$1,778	$1,876	$2,320
Other revenues
Direct other revenues	$202	$220	$262
Reinsurance assumed	3	3	6
Reinsurance ceded	213	183	69
Net other revenues	$418	$406	$337
Policyholder benefits and claims
Direct policyholder benefits and claims	$3,608	$3,788	$3,867
Reinsurance assumed	123	134	101
Reinsurance ceded	(1,313)	(1,736)	(1,483)
Net policyholder benefits and claims	$2,418	$2,186	$2,485
Change in market risk benefits
Direct change in market risk benefits	$(1,436)	$(3,942)	$(3,956)
Reinsurance assumed	(92)	(214)	(243)
Reinsurance ceded	31	51	57
Net change in market risk benefits	$(1,497)	$(4,105)	$(4,142)
Other expenses
Direct other expenses	$1,625	$1,758	$1,815
Reinsurance assumed	25	—	20
Reinsurance ceded	(25)	(64)	(11)
Net other expenses	$1,625	$1,694	$1,824

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2023				2022
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$289	$33	$19,067	$19,389	$245	$30	$17,870	$18,145
Market risk benefit assets	$613	$—	$43	$656	$412	$—	$71	$483
Liabilities
Future policy benefits	$31,989	$160	$—	$32,149	$31,020	$126	$—	$31,146
Policyholder account balances	$75,893	$4,300	$—	$80,193	$68,409	$4,193	$—	$72,602
Market risk benefit liabilities	$9,972	$372	$—	$10,344	$9,980	$431	$—	$10,411
Other policy-related balances	$2,023	$1,596	$—	$3,619	$2,228	$1,632	$—	$3,860
Other liabilities	$6,526	$11	$1,235	$7,772	$5,059	$22	$1,434	$6,515

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $7.4 billion and $5.8 billion at December 31, 2023 and 2022, respectively. The deposit liabilities on reinsurance were $4.0 billion at both December 31, 2023 and 2022.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums	$6	$2	$2
Universal life and investment-type product policy fees	$(1)	$(1)	$1
Other revenues	$1	$2	$2
Policyholder benefits and claims	$39	$22	$16
Change in market risk benefits	$(92)	$(214)	$(243)
Other expenses	$—	$(6)	$(3)

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Reinsurance (continued)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$28	$29
Liabilities
Future policy benefits	$47	$31
Market risk benefit liabilities	$367	$428
Other policy-related balances	$13	$11
Other liabilities	$(4)	$11

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2023 and 2022. The deposit liabilities on related party reinsurance were $112 million and $142 million at December 31, 2023 and 2022, respectively.

9. Investments

See Notes 1 and 11 for a description of the Company's accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2023					December 31, 2022
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$38,303	$15	$383	$3,332	$35,339	$36,399	$1	$200	$4,436	$32,162
Foreign corporate	12,769	—	89	1,276	11,582	12,368	1	37	1,912	10,492
U.S. government and agency	8,446	—	285	517	8,214	8,195	—	299	596	7,898
RMBS	8,127	4	48	805	7,366	8,384	1	44	936	7,491
ABS	6,509	—	23	131	6,401	5,647	—	3	295	5,355
CMBS	6,940	2	2	601	6,339	7,239	3	—	699	6,537
State and political subdivision	3,958	—	153	298	3,813	4,015	—	120	394	3,741
Foreign government	1,077	—	41	87	1,031	1,148	—	39	106	1,081
Total fixed maturity securities	$86,129	$21	$1,024	$7,047	$80,085	$83,395	$6	$742	$9,374	$74,757

The Company held non-income producing fixed maturity securities with an estimated fair value of $52 million at December 31, 2023. The Company did not hold non-income producing fixed maturity securities at December 31, 2022.

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2023:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$2,725	$17,064	$15,000	$29,764	$21,576	$86,129
Estimated fair value	$2,691	$16,611	$13,764	$26,913	$20,106	$80,085

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2023				December 31, 2022
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$4,549	$409	$22,435	$2,923	$24,163	$3,279	$3,915	$1,157
Foreign corporate	1,010	74	8,229	1,202	8,219	1,407	1,560	505
U.S. government and agency	445	8	3,453	509	3,037	259	1,146	337
RMBS	413	21	5,749	784	4,693	489	2,245	447
ABS	572	3	3,355	128	3,347	159	1,728	136
CMBS	411	33	5,713	568	5,524	534	961	165
State and political subdivision	460	31	1,636	267	2,026	313	239	81
Foreign government	113	6	620	81	779	98	21	8
Total fixed maturity securities	$7,973	$585	$51,190	$6,462	$51,788	$6,538	$11,815	$2,836
Total number of securities in an unrealized loss position	1,339		6,958		7,261		2,018

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $648 million and $595 million at December 31, 2023 and 2022, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $21 million, relating to 15 securities at December 31, 2023. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses by sector were as follows:

	U.S. Corporate	RMBS	CMBS	Foreign Corporate	Total
	(In millions)
Balance at December 31, 2021	$2	$—	$2	$7	$11
Allowance on securities where credit losses were not previously recorded	—	1	—	—	1
Reductions for securities sold	(1)	—	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	—	1	—	1
Write-offs charged against allowance (1)	—	—	—	(6)	(6)
Balance at December 31, 2022	1	1	3	1	6
Allowance on securities where credit losses were not previously recorded	15	3	—	—	18
Reductions for securities sold	(1)	—	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	—	(1)	—	(1)
Write-offs charged against allowance (1)	—	—	—	(1)	(1)
Balance at December 31, 2023	$15	$4	$2	$—	$21

(1)  The Company recorded total write-offs of $8 million and $10 million for the years ended December 31, 2023 and 2022, respectively.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2023		2022
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$13,189	58.7%	$13,547	59.2%
Agricultural	4,416	19.6	4,333	18.9
Residential	5,007	22.3	5,116	22.4
Total mortgage loans (1)	22,612	100.6	22,996	100.5
Allowance for credit losses	(137)	(0.6)	(119)	(0.5)
Total mortgage loans, net	$22,475	100.0%	$22,877	100.0%

(1)  Purchases of mortgage loans from third parties were $311 million and $2.2 billion for the years ended December 31, 2023 and 2022, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $122 million and $115 million at December 31, 2023 and 2022, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, modifications, foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a non-credit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2021	$67	$12	$44	$123
Current period provision	5	3	11	19
Charge-offs, net of recoveries	(23)	—	—	(23)
Balance at December 31, 2022	49	15	55	119
Current period provision	24	5	(6)	23
Charge-offs, net of recoveries	(4)	(1)	—	(5)
Balance at December 31, 2023	$69	$19	$49	$137

PCD Mortgage Loans

There were no new purchases of PCD mortgage loans during the year ended December 31, 2023. Purchases of PCD mortgage loans were $69 million at December 31, 2022.

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2023	2022	2021	2020	2019	Prior	Total
	(In millions)
December 31, 2023
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$206	$655	$1,823	$177	$1,239	$2,628	$6,728
65% to 75%	—	935	1,079	222	261	1,157	3,654
76% to 80%	—	427	76	39	209	563	1,314
Greater than 80%	—	400	227	—	150	716	1,493
Total commercial mortgage loans	206	2,417	3,205	438	1,859	5,064	13,189
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	202	571	1,132	452	505	1,265	4,127
65% to 75%	1	127	108	6	30	17	289
Total agricultural mortgage loans	203	698	1,240	458	535	1,282	4,416
Residential mortgage loans
Performing	105	1,286	1,669	145	204	1,508	4,917
Nonperforming	—	22	22	1	2	43	90
Total residential mortgage loans	105	1,308	1,691	146	206	1,551	5,007
Total	$514	$4,423	$6,136	$1,042	$2,600	$7,897	$22,612
	2022	2021	2020	2019	2018	Prior	Total
	(In millions)
December 31, 2022
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$1,916	$2,819	$405	$1,493	$888	$3,624	$11,145
65% to 75%	503	354	—	271	367	402	1,897
76% to 80%	—	18	40	90	65	48	261
Greater than 80%	—	—	—	25	57	162	244
Total commercial mortgage loans	2,419	3,191	445	1,879	1,377	4,236	13,547
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	532	1,163	418	496	643	710	3,962
65% to 75%	148	90	59	56	1	16	370
Greater than 80%	—	—	—	—	1	—	1
Total agricultural mortgage loans	680	1,253	477	552	645	726	4,333
Residential mortgage loans
Performing	1,266	1,745	167	215	168	1,491	5,052
Nonperforming	4	8	—	2	1	49	64
Total residential mortgage loans	1,270	1,753	167	217	169	1,540	5,116
Total	$4,369	$6,197	$1,089	$2,648	$2,191	$6,502	$22,996

47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2023		2022
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$12,082	91.6%	$12,132	89.6%
1.00x - 1.20x	702	5.3	589	4.3
Less than 1.00x	405	3.1	826	6.1
Total	$13,189	100.0%	$13,547	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2023 and 2022. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2023				2022
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$13,172	$4,400	$4,915	$22,487	$13,547	$4,314	$5,041	$22,902
30-59 days past due	—	—	2	2	—	—	11	11
60-89 days past due	—	—	30	30	—	—	16	16
90-179 days past due	—	—	23	23	—	3	31	34
180+ days past due	17	16	37	70	—	16	17	33
Total	$13,189	$4,416	$5,007	$22,612	$13,547	$4,333	$5,116	$22,996

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2023	$17	$—	$90	$107
December 31, 2022	$11	$3	$64	$78

(1)  The Company had no mortgage loans in nonaccrual status for which there was no related allowance for credit losses at both December 31, 2023 and 2022.

Current period investment income on mortgage loans in nonaccrual status was $2 million for both years ended December 31, 2023 and 2022.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Generally, the types of concessions may include interest rate reduction, term extension, principal forgiveness, or a combination of all three. The Company did not have a significant amount of mortgage loans modified during both years ended December 31, 2023 and 2022.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 10 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company's investment in company-owned life insurance, FHLB stock, leveraged leases, tax credit and renewable energy partnerships and the intercompany lending facility.

Leveraged Leases

The carrying value of leveraged leases was $47 million and $48 million at December 31, 2023 and 2022, respectively. The allowance for credit losses was $13 million at both December 31, 2023 and 2022. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to nine years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2023 and 2022, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Fixed maturity securities	$(6,023)	$(8,632)	$8,251
Derivatives	344	628	320
Other	(7)	(7)	(27)
Subtotal	(5,686)	(8,011)	8,544
Amounts allocated from:
Future policy benefits	696	992	(1,925)
Deferred income tax benefit (expense)	1,048	1,474	(1,390)
Net unrealized investment gains (losses)	$(3,942)	$(5,545)	$5,229

49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at December 31,	$(5,545)	$5,229	$5,429
Unrealized investment gains (losses) change due to cumulative effect, net of income tax	—	—	1,959
Balance at January 1,	$(5,545)	$5,229	$7,388
Unrealized investment gains (losses) during the year	2,325	(16,555)	(3,420)
Unrealized investment gains (losses) relating to:
Future policy benefits	(296)	2,917	687
Deferred income tax benefit (expense)	(426)	2,864	574
Balance at December 31,	$(3,942)	$(5,545)	$5,229
Change in net unrealized investment gains (losses)	$1,603	$(10,774)	$(2,159)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2023 and 2022.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2023	2022
	(In millions)
Securities on loan: (1)
Amortized cost	$3,420	$3,995
Estimated fair value	$3,194	$3,638
Cash collateral received from counterparties (2)	$3,277	$3,731
Reinvestment portfolio — estimated fair value	$3,246	$3,603

(1)  Included in fixed maturity securities.

(2)  Included in payables for collateral under securities loaned and other transactions.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2023				December 31, 2022
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$647	$655	$1,584	$2,886	$640	$1,527	$984	$3,151
U.S. corporate	—	252	—	252	2	410	—	412
Foreign corporate	—	130	—	130	—	152	—	152
Foreign government	—	9	—	9	—	16	—	16
Total	$647	$1,046	$1,584	$3,277	$642	$2,105	$984	$3,731

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2023 was $631 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. government and agency securities, U.S. and foreign corporate securities, non-agency RMBS and CMBS) with 56% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2023. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2023	2022
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$8,590	$7,996
Invested assets held in trust (reinsurance agreements) (2)	7,103	5,592
Invested assets pledged as collateral (3)	13,979	13,920
Total invested assets on deposit, held in trust and pledged as collateral	$29,672	$27,508

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $102 million and $21 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2023 and 2022, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $117 million and $233 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2023 and 2022, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see Note 10).

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $245 million and $201 million at redemption value at December 31, 2023 and 2022, respectively.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.9 billion at December 31, 2023. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.2 billion at December 31, 2023. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2023, 2022 and 2021. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2023, 2022 and 2021. Aggregate total assets of these entities totaled $799.0 billion and $879.8 billion at December 31, 2023 and 2022, respectively. Aggregate total liabilities of these entities totaled $56.7 billion and $109.2 billion at December 31, 2023 and 2022, respectively. Aggregate net income (loss) of these entities totaled $24.8 billion, ($12.8) billion and $22.6 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2023 or 2022.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2023		2022
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$15,386	$16,611	$15,781	$17,334
Limited partnerships and LLCs	4,220	5,242	4,123	5,478
Total	$19,606	$21,853	$19,904	$22,812

The Company's investments in unconsolidated VIEs are described below.

52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and, to a lesser extent, tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 16.

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Investment income:
Fixed maturity securities	$3,481	$3,044	$2,794
Equity securities	2	2	5
Mortgage loans	957	840	686
Policy loans	45	42	41
Limited partnerships and LLCs (1)	167	263	1,391
Cash, cash equivalents and short-term investments	181	56	3
Other	84	66	42
Total investment income	4,917	4,313	4,962
Less: Investment expenses	357	249	147
Net investment income	$4,560	$4,064	$4,815

(1)  Includes net investment income pertaining to other limited partnership interests of $186 million, $170 million and $1.3 billion for the years ended December 31, 2023, 2022 and 2021, respectively.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Fixed maturity securities	$(214)	$(188)	$(22)
Equity securities	(1)	(12)	—
Mortgage loans	(24)	(20)	(29)
Limited partnerships and LLCs	(1)	(20)	—
Other	(2)	—	(12)
Total net investment gains (losses)	$(242)	$(240)	$(63)

Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, ($18) million and $0 for the years ended December 31, 2023, 2022 and 2021, respectively.

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Proceeds	$2,223	$6,557	$6,201
Gross investment gains	$15	$55	$96
Gross investment losses	(206)	(236)	(100)
Net investment gains (losses)	$(191)	$(181)	$(4)

10. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 11 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate floors: The Company uses interest rate floors to protect against a decline in interest rates on floating rate assets in the Company's institutional spread margin business. Interest rate floors are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products and certain invested assets against adverse changes in equity markets. Certain of these contracts may also contain settlement provisions linked to interest rates ("hybrid options"). Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives, excluding embedded derivatives, held were as follows at:

		December 31,
		2023			2022
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$—	$—	$—	$60	$—	$12
Foreign currency swaps	Foreign currency exchange rate	3,895	339	45	3,981	584	8
Total qualifying hedges		3,895	339	45	4,041	584	20
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	31,252	140	103	3,145	98	46
Interest rate floors	Interest rate	3,500	7	1	3,250	12	3
Interest rate caps	Interest rate	7,050	19	1	6,350	137	43
Interest rate options	Interest rate	33,680	47	167	28,688	22	232
Interest rate forwards	Interest rate	17,017	32	1,937	18,168	35	2,466
Foreign currency swaps	Foreign currency exchange rate	735	99	1	810	147	—
Foreign currency forwards	Foreign currency exchange rate	384	—	1	295	1	1
Credit default swaps — written	Credit	1,405	27	—	1,757	18	2
Credit default swaptions	Credit	—	—	—	100	—	—
Equity index options	Equity market	20,099	757	687	17,229	697	351
Equity total return swaps	Equity market	53,742	2,236	2,137	32,909	520	747
Hybrid options	Equity market	270	—	—	—	—	—
Total non-designated or non-qualifying derivatives		169,134	3,364	5,035	112,701	1,687	3,891
Total		$173,029	$3,703	$5,080	$116,742	$2,271	$3,911

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2023 and 2022. The Company's use of derivatives includes (i) derivatives that serve as hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2023
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$1	$—	$3	$(1)
Foreign currency exchange rate	7	(8)	51	(272)
Total cash flow hedges	8	(8)	54	(273)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(384)	—	—	—
Foreign currency exchange rate	(40)	2	—	—
Credit	32	—	—	—
Equity market	570	—	—	—
Embedded	(4,100)	—	—	—
Total non-qualifying hedges	(3,922)	2	—	—
Total	$(3,914)	$(6)	$54	$(273)
	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$5	$—	$4	$(50)
Foreign currency exchange rate	12	(11)	52	379
Total cash flow hedges	17	(11)	56	329
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(4,001)	—	—	—
Foreign currency exchange rate	95	(16)	—	—
Credit	(2)	—	—	—
Equity market	590	—	—	—
Embedded	2,743	—	—	—
Total non-qualifying hedges	(575)	(16)	—	—
Total	$(558)	$(27)	$56	$329
57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$(20)
Foreign currency exchange rate	7	(3)	34	190
Total cash flow hedges	9	(3)	37	170
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(717)	—	—	—
Foreign currency exchange rate	48	2	—	—
Credit	17	—	—	—
Equity market	(486)	—	—	—
Embedded	(2,856)	—	—	—
Total non-qualifying hedges	(3,994)	2	—	—
Total	$(3,985)	$(1)	$37	$170

At December 31, 2023, the Company held no qualified derivatives hedging exposure to future cash flows for forecasted asset purchases. At December 31, 2022, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was less than one year.

At December 31, 2023 and 2022, the balance in AOCI associated with cash flow hedges was $344 million and $628 million, respectively.

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2023			2022
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$6	$419	1.6	$7	$544	2.2
Baa	19	958	4.9	8	1,185	5.0
Ba	2	24	3.0	2	24	4.0
Caa and Lower	—	4	2.0	(1)	4	3.0
Total	$27	$1,405	3.9	$16	$1,757	4.1

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 11 for a description of the impact of credit risk on the valuation of derivatives.

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2023
Derivative assets	$3,495	$(3,112)	$(154)	$229	$(194)	$35
Derivative liabilities	$4,917	$(3,112)	$—	$1,805	$(1,805)	$—
December 31, 2022
Derivative assets	$2,295	$(1,659)	$(629)	$7	$(5)	$2
Derivative liabilities	$3,910	$(1,659)	$—	$2,251	$(2,251)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2023	2022
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$1,805	$2,251
Estimated fair value of collateral provided (2):
Fixed maturity securities	$4,811	$4,894

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

11. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$34,344	$995	$35,339
Foreign corporate	—	11,257	325	11,582
U.S. government and agency	3,680	4,534	—	8,214
RMBS	—	7,351	15	7,366
ABS	—	6,075	326	6,401
CMBS	—	6,300	39	6,339
State and political subdivision	—	3,813	—	3,813
Foreign government	—	995	36	1,031
Total fixed maturity securities	3,680	74,669	1,736	80,085
Equity securities	18	23	25	66
Short-term investments	214	360	—	574
Derivative assets: (1)
Interest rate	—	245	—	245
Foreign currency exchange rate	—	426	12	438
Credit	—	21	6	27
Equity market	—	2,993	—	2,993
Total derivative assets	—	3,685	18	3,703
Market risk benefit assets	—	—	656	656
Separate account assets	20	81,670	—	81,690
Total assets	$3,932	$160,407	$2,435	$166,774
Liabilities
Market risk benefit liabilities	$—	$—	$10,344	$10,344
Derivative liabilities: (1)
Interest rate	—	2,209	—	2,209
Foreign currency exchange rate	—	47	—	47
Credit	—	—	—	—
Equity market	—	2,824	—	2,824
Total derivative liabilities	—	5,080	—	5,080
Embedded derivatives on index-linked annuities (2)	—	—	8,186	8,186
Total liabilities	$—	$5,080	$18,530	$23,610

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$30,973	$1,189	$32,162
Foreign corporate	—	9,894	598	10,492
U.S. government and agency	3,507	4,391	—	7,898
RMBS	—	7,477	14	7,491
ABS	—	5,037	318	5,355
CMBS	—	6,504	33	6,537
State and political subdivision	—	3,741	—	3,741
Foreign government	—	1,043	38	1,081
Total fixed maturity securities	3,507	69,060	2,190	74,757
Equity securities	12	27	27	66
Short-term investments	206	93	—	299
Derivative assets: (1)
Interest rate	—	304	—	304
Foreign currency exchange rate	—	703	29	732
Credit	—	10	8	18
Equity market	—	1,217	—	1,217
Total derivative assets	—	2,234	37	2,271
Market risk benefit assets	—	—	483	483
Separate account assets	29	78,851	—	78,880
Total assets	$3,754	$150,265	$2,737	$156,756
Liabilities
Market risk benefit liabilities	$—	$—	$10,411	$10,411
Derivative liabilities: (1)
Interest rate	—	2,802	—	2,802
Foreign currency exchange rate	—	9	—	9
Credit	—	—	2	2
Equity market	—	1,098	—	1,098
Total derivative liabilities	—	3,909	2	3,911
Embedded derivatives on index-linked annuities (2)	—	—	3,932	3,932
Total liabilities	$—	$3,909	$14,345	$18,254

(1)  Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivative liabilities on index-linked annuities are reported in policyholder account balances.

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period-to-period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2023.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to, collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Market Risk Benefits

MRBs principally include guaranteed minimum benefits on variable annuity contracts including benefits reinsured related to these guarantees.

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

The estimated fair value of variable annuity guarantees accounted for as MRBs is determined based on the present value of projected future benefits less the present value of projected future fees attributable to the guarantees. At policy inception, the Company determines an attributed fee ratio by solving for a percentage of projected future rider fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. To the extent the rider fees are insufficient, the Company may also include fees related to mortality and expense charges in the attributed fee ratio, provided the total fees included in the calculation do not exceed total contract fees and assessments collected from the contract holder. Any additional fees not included in the attributed fee ratio are considered revenue and reported in universal life and investment-type product policy fees. The attributed fee ratio is not updated in subsequent periods.

The Company updates the estimated fair value of variable annuity guarantees in subsequent periods by projecting future benefits using capital markets inputs and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios. The reported estimated fair value is then determined by taking the present value of these cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin.

The valuation of MRBs includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk. The nonperformance risk adjustment is captured as an additional spread applied to the risk-free rate in determining the rate to discount the cash flows of the liability. The spread over the risk-free rate is based on the Company's creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for Brighthouse Financial's debt. These observable spreads are then adjusted, as necessary, to reflect the financial strength ratings of the issuing insurance subsidiaries as compared to the credit rating of Brighthouse Financial.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant actuarial judgment, including assumptions of the amount needed to cover the guarantees.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of variable annuity guarantees are updated quarterly through net income, except for the change attributable to the Company's nonperformance risk, which is reported in OCI.

Embedded Derivatives

Embedded derivatives include crediting rates associated with index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option-pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Actuarial assumptions including policyholder behavior and expectations for renewals at the end of the term period are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of crediting rate embedded derivatives are updated quarterly through net income.

65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2023		December 31, 2022		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Market Risk Benefits
Variable annuity guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.04	% - 12.90%	0.04	% - 12.90%	Decrease (1)
		• Lapse rates	1.00	% - 22.80%	1.00	% - 24.11%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.00	% - 10.00%	0.00	% - 10.00%	(4)
		• Long-term equity volatilities	12.59	% - 22.50%	19.99	% - 28.45%	Increase (5)
		• Nonperformance risk spread	0.76	% - 1.63%	(2.73	)% - 4.52%	Decrease (6)
Embedded Derivatives
Index-linked annuity crediting rates	• Option pricing techniques	•Mortality rates	0.03	% - 9.24%	0.03	% - 9.24%	Decrease (1)
		• Lapse rates	1.00	% - 62.30%	1.00	% - 62.30%	Decrease (2)
		• Withdrawal rates	0.50	% - 9.00%	0.50	% - 9.00%	(4)
		• Nonperformance risk spread	0.45	% - 1.74%	0.00	% - 1.98%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The lapse rate range reflects base lapse rates for major product categories for duration 1-20. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. For variable annuity guarantees, a dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption for variable annuity guarantees estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For variable annuity GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For variable annuity GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing MRBs.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRB or embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (excluding MRBs disclosed in Note 5) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Embedded Derivatives on Index-Linked Annuities
	(In millions)
Balance, January 1, 2022	$1,399	$220	$26	$13	$2	$36	$(6,641)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(5)	1	—	—	—	(9)	2,743
Total realized/unrealized gains (losses) included in AOCI	(266)	(23)	(10)	—	—	17	—
Purchases (5)	933	251	5	14	—	1	—
Sales (5)	(184)	(16)	(2)	—	(2)	(9)	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	(34)
Transfers into Level 3 (6)	94	33	19	—	—	—	—
Transfers out of Level 3 (6)	(184)	(101)	—	—	—	(1)	—
Balance, December 31, 2022	1,787	365	38	27	—	35	(3,932)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(11)	—	—	(3)	—	(6)	(4,097)
Total realized/unrealized gains (losses) included in AOCI	28	5	3	—	—	(3)	—
Purchases (5)	162	85	—	2	—	4	—
Sales (5)	(116)	(22)	(2)	(1)	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	(157)
Transfers into Level 3 (6)	188	3	—	—	—	—	—
Transfers out of Level 3 (6)	(718)	(56)	(3)	—	—	(12)	—
Balance, December 31, 2023	$1,320	$380	$36	$25	$—	$18	$(8,186)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (7)	$(2)	$—	$—	$—	$—	$(11)	$(2,929)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (7)	$3	$—	$—	$1	$—	$(1)	$2,485
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023 (7)	$(11)	$—	$—	$(2)	$—	$(5)	$(4,513)
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2021 (7)	$(6)	$—	$—	$—	$—	$12	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2022 (7)	$(268)	$(23)	$(10)	$—	$—	$17	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2023 (7)	$11	$4	$3	$—	$—	$(3)	$—
Gains (Losses) Data for the year ended December 31, 2021:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$(1)	$—	$—	$—	$—	$1	$(2,856)
Total realized/unrealized gains (losses) included in AOCI	$(7)	$—	$—	$—	$—	$12	$—

(1)  Comprised of U.S. and foreign corporate securities.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.

(3)  Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(4)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(5)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out of Level 3 in the same period are excluded from the rollforward.

(7)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,475	$—	$—	$20,578	$20,578
Policy loans	$938	$—	$479	$494	$973
Other invested assets	$260	$—	$245	$15	$260
Premiums, reinsurance and other receivables	$7,431	$—	$80	$7,498	$7,578
Liabilities
Policyholder account balances	$31,362	$—	$—	$30,501	$30,501
Long-term debt	$836	$—	$26	$755	$781
Other liabilities	$1,191	$—	$438	$753	$1,191
Separate account liabilities	$1,148	$—	$1,148	$—	$1,148

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,877	$—	$—	$20,760	$20,760
Policy loans	$898	$—	$477	$453	$930
Other invested assets	$341	$—	$201	$140	$341
Premiums, reinsurance and other receivables	$5,915	$—	$77	$5,988	$6,065
Liabilities
Policyholder account balances	$31,223	$—	$—	$30,303	$30,303
Short-term debt	$125	$—	$—	$125	$125
Long-term debt	$838	$—	$28	$714	$742
Other liabilities	$1,009	$—	$212	$797	$1,009
Separate account liabilities	$1,022	$—	$1,022	$—	$1,022

12. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2023	2022
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	24	26
Total long-term debt			$836	$838

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2023 were $2 million in 2024, $3 million in each of 2025, 2026, 2027 and 2028, and $822 million thereafter.

Interest expense related to long-term and short-term debt of $70 million, $70 million and $67 million for the years ended December 31, 2023, 2022 and 2021, respectively, is included in other expenses, of which $68 million, $68 million and $65 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Long-term and Short-term Debt (continued)

On May 16, 2022, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY ("BHNY") issued a $125 million promissory note to BH Holdings (the "May 2022 Promissory Notes"), in which both notes bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 4.0466% (the "August 2022 Promissory Notes"). Upon maturity on November 16, 2022, the August 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.7689% and 5.4504%, respectively (the "November 2022 Promissory Notes"). Upon maturity on February 16, 2023, the November 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.9966% and 5.9937%, respectively (the "May 2023 Promissory Notes"). On March 28, 2023, BHNY repaid to BH Holdings, and BH Holdings repaid to Brighthouse Life Insurance Company, each $50 million of principal plus accrued interest in cash on the respective May 2023 Promissory Notes. Upon maturity on May 16, 2023, the May 2023 Promissory Notes were replaced by two new $75 million promissory notes that bear interest at a fixed rate of 6.4433% and 6.2918%, respectively, and were both repaid on June 30, 2023.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a $15.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2023, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2023, 2022 and 2021, the Company recognized commitment fees of $21 million, $26 million and $34 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2023, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") with terms of up to three years under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.5 billion. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2023, there were no borrowings under the Repurchase Facilities.

13. Equity

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Such requirements are used by regulators to assess the minimum amount of statutory capital and surplus needed for an insurance company to support its operations, based on its size and risk profile (referred to as "company action level RBC"). RBC is based on statutory financial statements and is calculated in a manner prescribed by the NAIC. The RBC ratio, which is the basis for determining regulatory compliance, is equal to total adjusted capital ("TAC") divided by the applicable company action level RBC. Companies below 100% of their company action level RBC are subject to corrective action. As of December 31, 2023, the annual RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400%.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Equity (continued)

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2023	2022	2021
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(3,131)	$1,373	$(156)
Brighthouse Life Insurance Company of NY	New York	$539	$(152)	$(52)

Statutory capital and surplus was as follows at:

	December 31,
Company	2023	2022
	(In millions)
Brighthouse Life Insurance Company	$4,623	$6,349
Brighthouse Life Insurance Company of NY	$819	$223

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $11.0 billion and $10.7 billion for the years ended December 31, 2023 and 2022, respectively.

The statutory net income (loss) of BRCD was ($300) million, ($208) million and $543 million for the years ended December 31, 2023, 2022 and 2021, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $661 million and $696 million at December 31, 2023 and 2022, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2024	2023	2022	2021
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company (3)	$—	$266	$—	$550
Brighthouse Life Insurance Company of NY	$81	$—	$—	$—

(1)  Reflects dividend amounts that may be paid during 2024 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2024, some or all of such dividends may require regulatory approval to the extent dividends were paid in 2023.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

(3)  Any payment of dividends in 2024 would be considered an extraordinary dividend subject to regulatory approval due to negative unassigned funds (surplus).

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Equity (continued)

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)," excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "NY Superintendent"), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the years ended December 31, 2023 and 2022. During the year ended December 31, 2021, BRCD paid an extraordinary dividend in the form of the settlement of affiliated reinsurance balances of $400 million, invested assets of $197 million and cash of $3 million. During each of the years ended December 31, 2023, 2022 and 2021, BRCD paid cash dividends of $1 million to its preferred shareholders.

73

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Changes in Nonperformance Risk on Market Risk Benefits	Changes in Discount Rates on the Liability for Future Policy Benefits	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2020	$5,321	$108	$—	$—	$(8)	$5,421
Cumulative effect to change in accounting principle, net of income tax (2)	1,959	—	(2,727)	(3,167)	—	(3,935)
Balance at January 1, 2021	7,280	108	(2,727)	(3,167)	(8)	1,486
OCI before reclassifications	(2,898)	170	(636)	1,234	1	(2,129)
Deferred income tax benefit (expense) (3)	608	(36)	134	(259)	—	447
AOCI before reclassifications, net of income tax	4,990	242	(3,229)	(2,192)	(7)	(196)
Amounts reclassified from AOCI	7	(12)	—	—	—	(5)
Deferred income tax benefit (expense) (3)	(1)	3	—	—	—	2
Amounts reclassified from AOCI, net of income tax	6	(9)	—	—	—	(3)
Balance at December 31, 2021	4,996	233	(3,229)	(2,192)	(7)	(199)
OCI before reclassifications	(14,148)	329	2,344	4,060	(22)	(7,437)
Deferred income tax benefit (expense) (3)	2,951	(50)	(492)	(852)	4	1,561
AOCI before reclassifications, net of income tax	(6,201)	512	(1,377)	1,016	(25)	(6,075)
Amounts reclassified from AOCI	202	(21)	—	—	—	181
Deferred income tax benefit (expense) (3)	(42)	5	—	—	—	(37)
Amounts reclassified from AOCI, net of income tax	160	(16)	—	—	—	144
Balance at December 31, 2022	(6,041)	496	(1,377)	1,016	(25)	(5,931)
OCI before reclassifications	2,109	(273)	(637)	(376)	18	841
Deferred income tax benefit (expense) (3)	(443)	58	134	79	(4)	(176)
AOCI before reclassifications, net of income tax	(4,375)	281	(1,880)	719	(11)	(5,266)
Amounts reclassified from AOCI	204	(11)	—	—	—	193
Deferred income tax benefit (expense) (3)	(43)	2	—	—	—	(41)
Amounts reclassified from AOCI, net of income tax	161	(9)	—	—	—	152
Balance at December 31, 2023	$(4,214)	$272	$(1,880)	$719	$(11)	$(5,114)

(1)  See Note 9 for information on offsets to investments related to future policy benefits.

(2)  See Notes 1 and 2 for information on the adoption of ASU 2018-12.

(3)  The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

74

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2023	2022	2021
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$(192)	$(182)	$(4)	Net investment gains (losses)
Net unrealized investment gains (losses)	(12)	(20)	(3)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(204)	(202)	(7)
Income tax (expense) benefit	43	42	1
Net unrealized investment gains (losses), net of income tax	(161)	(160)	(6)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	1	5	2	Net derivative gains (losses)
Interest rate swaps	3	4	3	Net investment income
Foreign currency swaps	7	12	7	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	11	21	12
Income tax (expense) benefit	(2)	(5)	(3)
Gains (losses) on cash flow hedges, net of income tax	9	16	9
Total reclassifications, net of income tax	$(152)	$(144)	$3

14. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $199 million, $217 million and $264 million for the years ended December 31, 2023, 2022 and 2021, respectively, of which substantially all were reported in the Annuities segment.

75

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Compensation	$383	$336	$360
Contracted services and other labor costs	282	266	249
Transition services agreements	30	55	119
Establishment costs	—	63	93
Premium and other taxes, licenses and fees	55	49	47
Volume related costs, excluding compensation, net of DAC capitalization	536	496	666
Interest expense on debt	70	70	67
Other	269	359	223
Total other expenses	$1,625	$1,694	$1,824

Capitalization of DAC

See Note 7 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 12 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 17 for a discussion of related party expenses included in the table above.

15. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Current:
Federal	$(5)	$(88)	$5
Deferred:
Federal	(378)	883	374
Provision for income tax expense (benefit)	$(383)	$795	$379

76

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Tax provision at statutory rate	$(316)	$946	$449
Tax effect of:
Resolution of prior years	—	(71)	(3)
Dividends received deduction	(31)	(32)	(34)
Change in uncertain tax benefits	—	(20)	—
Tax credits	(8)	(19)	(15)
Change in valuation allowance	(18)	—	18
Return to provision	(5)	(5)	12
Adjustments to deferred tax	—	(2)	(48)
Other, net	(5)	(2)	—
Provision for income tax expense (benefit)	$(383)	$795	$379
Effective tax rate	25%	18%	18%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2023	2022
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$1,048	$1,473
Net operating loss carryforwards	1,826	1,246
Investments, including derivatives	210	285
Tax credit carryforwards	189	183
Employee benefits	3	3
Intangibles	48	55
Other	—	28
Total deferred income tax assets	3,324	3,273
Less: Valuation allowance	—	18
Total net deferred income tax assets	3,324	3,255
Deferred income tax liabilities:
Policyholder liabilities and receivables	910	985
DAC	580	597
Other	1	—
Total deferred income tax liabilities	1,491	1,582
Net deferred income tax asset (liability)	$1,833	$1,673

77

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Income Tax (continued)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2023.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$2,006
Indefinite	6,691
$8,697

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2023.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2024-2028	$—	$44
2029-2033	—	120
2034-2038	20	—
2039-2043	5	—
Indefinite	—	—
	$25	$164

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$14	$34	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	—	(20)	—
Balance at December 31,	$14	$14	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$14	$14	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2023, 2022 and 2021.

78

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Income Tax (continued)

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal income tax return with MetLife, Inc. and its insurance and non-insurance subsidiaries. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefits for losses.

For periods after the Separation through the year ended December 31, 2022, Brighthouse Life Insurance Company, BHNY and BRCD entered into a tax sharing agreement to join a consolidated federal income tax return. The tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefit for losses. The non-insurance subsidiaries of the Company filed their own federal income tax returns.

Brighthouse Life Insurance Company, BHNY and BRCD intend to file a consolidated federal income tax return with Brighthouse Financial, Inc. and certain of its subsidiaries for the year ended December 31, 2023 and future years. In furtherance thereof, such parties intend to join a single tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife. Among other things, the tax separation agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2023 and 2022, MetLife, Inc. paid the Company $0 and $14 million, respectively, and for the year ended December 31, 2021, the Company paid MetLife, Inc $73 million, under the tax separation agreement. At December 31, 2023 and 2022, there was a current income tax receivable of $15 million and $14 million, respectively, related to this agreement.

16. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

79

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Contingencies, Commitments and Guarantees (continued)

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2023.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2023, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, the plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those persons who own or owned life insurance policies issued in Georgia. The motion was granted on January 23, 2023, and the third amended class action complaint was filed on January 23, 2023. The Company intends to vigorously defend this matter.

80

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Contingencies, Commitments and Guarantees (continued)

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. Brighthouse Life Insurance Company of NY was initially named as a defendant when the lawsuit was filed, but was dismissed as a defendant, without prejudice, in April 2022. The Company intends to vigorously defend this matter.

MOVEit Data Security Incident Litigation

Kennedy v. Progress Software Corporation, et al. (U.S. District Court, District of Massachusetts, filed October 3, 2023). BHF has been named as a defendant in a purported class action lawsuit. The action relates to a data security incident at an alleged third-party vendor, PBI Research Services ("PBI"), and allegedly involves the MOVEit file transfer system that PBI uses in its provision of services ("MOVEit Incident"). As it relates to BHF, plaintiff seeks to certify a subclass of persons whose private information was allegedly maintained by BHF and accessed or acquired in connection with the MOVEit Incident. Plaintiff alleges, among other things, that BHF negligently chose to utilize PBI to store and transfer plaintiff's and purported class members' private information despite PBI's use of the MOVEit software which plaintiff contends contained security vulnerabilities. The complaint asserts claims against BHF for negligence, negligence per se, and unjust enrichment, and plaintiff seeks declaratory and injunctive relief, damages, attorneys' fees and prejudgment interest. BHF intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed. On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

81

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Contingencies, Commitments and Guarantees (continued)

In the matters where the Company's subsidiaries are acting as the reinsured or the reinsurer, such matters have involved assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and, in certain of such matters, the counterparty has made a request to arbitrate. For tax-related matters, this has involved disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto. As of December 31, 2023, the Company estimates the range of reasonably possible losses in excess of the amounts accrued for certain other loss contingencies to be from zero up to approximately $125 million for the aforementioned matters. For certain other matters, the Company may not currently be able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

During the second quarter of 2022, the Company settled a reinsurance-related matter with a third party for $140 million, which is reported in other expenses.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $374 million and $247 million at December 31, 2023 and 2022, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.4 billion and $1.9 billion at December 31, 2023 and 2022, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $92 million, with a cumulative maximum of $98 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2023 and 2022 for indemnities, guarantees and commitments.

82

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

17. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates including related party reinsurance, debt and equity transactions (see Notes 8, 12 and 13). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

The Company has entered into various agreements with affiliates regarding the provision of certain services, which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $175 million, $193 million and $235 million for the years ended December 31, 2023, 2022 and 2021, respectively. Costs incurred under these arrangements were $935 million, $946 million and $1.0 billion for the years ended December 31, 2023, 2022 and 2021, respectively, and were recorded in other expenses.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($110) million and ($188) million at December 31, 2023 and 2022, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $169 million, $186 million and $224 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $887 million, $920 million and $1.0 billion for the years ended December 31, 2023, 2022 and 2021, respectively. The Company also had related party fee income receivables of $14 million at both December 31, 2023 and 2022.

83

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2023

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$8,446	$8,214	$8,214
State and political subdivision	3,958	3,813	3,813
Public utilities	3,745	3,430	3,430
Foreign government	1,077	1,031	1,031
All other corporate bonds	46,909	43,115	43,115
Total bonds	64,135	59,603	59,603
Mortgage-backed and asset-backed securities	21,576	20,106	20,106
Redeemable preferred stock	418	376	376
Total fixed maturity securities	86,129	80,085	80,085
Equity securities:
Non-redeemable preferred stock	33	34	34
Common stock:
Industrial, miscellaneous and all other	31	31	31
Public utilities	—	1	1
Total equity securities	64	66	66
Mortgage loans	22,475		22,475
Policy loans	938		938
Limited partnerships and LLCs	4,946		4,946
Short-term investments	574		574
Other invested assets	4,411		4,411
Total investments	$119,537		$113,495

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

84

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2023 and 2022

(In millions, except share and per share data)

	2023	2022
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $73,144 and $71,285, respectively; allowance for credit losses of $20 and $4, respectively)	$68,317	$64,250
Equity securities, at estimated fair value	48	55
Mortgage loans (net of allowance for credit losses of $129 and $114, respectively)	21,249	21,658
Policy loans	938	898
Limited partnerships and limited liability companies	4,384	4,191
Short-term investments, principally at estimated fair value	574	299
Investment in subsidiaries	2,347	2,604
Other invested assets, principally at estimated fair value	8,697	2,600
Total investments	106,554	96,555
Cash and cash equivalents	2,682	3,102
Accrued investment income	1,049	765
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $10, respectively)	18,869	17,591
Receivable from subsidiaries	15,830	11,091
Deferred policy acquisition costs and value of business acquired	4,047	4,184
Current income tax recoverable	23	27
Deferred income tax receivable	3,380	3,321
Market risk benefits assets	588	438
Other assets	279	299
Separate account assets	77,563	74,958
Total assets	$230,864	$212,331
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$32,066	$31,693
Policyholder account balances	79,017	67,753
Market risk benefits liabilities	10,183	10,303
Other policy-related balances	3,902	4,296
Payables for collateral under securities loaned and other transactions	3,616	4,353
Long-term debt	812	812
Other liabilities	17,779	11,664
Separate account liabilities	77,563	74,958
Total liabilities	224,938	205,832
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,773
Retained earnings (deficit)	(6,542)	(5,418)
Accumulated other comprehensive income (loss)	(5,114)	(5,931)
Total stockholder's equity	5,926	6,499
Total liabilities and stockholder's equity	$230,864	$212,331

See accompanying notes to the condensed financial information.

85

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Condensed Statements of Operations
Revenues
Premiums	$599	$423	$423
Universal life and investment-type product policy fees	1,527	1,607	2,025
Net investment income	3,992	3,620	4,340
Other revenues	519	480	394
Net investment gains (losses)	(234)	(233)	12
Net derivative gains (losses)	(3,616)	1,800	(3,488)
Total revenues	2,787	7,697	3,706
Expenses
Policyholder benefits and claims (including remeasurement gains (losses) of ($137), $79, $47, respectively)	1,692	1,420	1,534
Interest credited to policyholder account balances	1,641	1,152	1,079
Amortization of deferred policy acquisition costs and value of business acquired	499	504	503
Change in market risk benefits	(1,494)	(4,107)	(4,153)
Other expenses	1,817	1,926	2,815
Total expenses	4,155	895	1,778
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(1,368)	6,802	1,928
Provision for income tax expense (benefit)	(347)	1,292	340
Income (loss) before equity in earnings (losses) of subsidiaries	(1,021)	5,510	1,588
Equity in earnings (losses) of subsidiaries	(103)	(1,800)	174
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,124)	$3,710	$1,762
Comprehensive income (loss)	$(307)	$(2,022)	$77

See accompanying notes to the condensed financial information.

86

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$238	$(938)	$1,285
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	5,561	9,701	11,647
Equity securities	18	48	107
Mortgage loans	1,180	2,036	2,814
Limited partnerships and limited liability companies	197	249	271
Purchases of:
Fixed maturity securities	(7,587)	(14,364)	(18,942)
Equity securities	(3)	(14)	(8)
Mortgage loans	(775)	(4,864)	(6,680)
Limited partnerships and limited liability companies	(449)	(807)	(837)
Cash received in connection with freestanding derivatives	4,505	4,327	3,489
Cash paid in connection with freestanding derivatives	(5,207)	(3,833)	(4,471)
Receipts on loans to affiliate	125	—	—
Issuances of loans to affiliate	—	(125)	—
Returns of capital and dividends from subsidiaries	25	30	24
Capital contributions to subsidiaries	—	(100)	—
Net change in policy loans	(40)	(29)	15
Net change in short-term investments	(261)	351	1,021
Net change in other invested assets	(4,530)	(381)	(33)
Net cash provided by (used in) investing activities	(7,241)	(7,775)	(11,583)
Cash flows from financing activities
Policyholder account balances:
Deposits	24,917	29,938	14,210
Withdrawals	(17,305)	(19,680)	(3,890)
Net change in payables for collateral under securities loaned and other transactions	(737)	(1,569)	821
Dividends paid to parent	(266)	—	(550)
Financing element on certain derivative instruments and other derivative related transactions, net	(26)	(183)	(368)
Net cash provided by (used in) financing activities	6,583	8,506	10,223
Change in cash, cash equivalents and restricted cash	(420)	(207)	(75)
Cash, cash equivalents and restricted cash, beginning of year	3,102	3,309	3,384
Cash, cash equivalents and restricted cash, end of year	$2,682	$3,102	$3,309
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65
Income tax	$(20)	$(56)	$45
Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$103	$589	$240
Transfer of limited partnerships and limited liability companies to affiliates	$—	$587	$—
Transfer of fixed maturity securities to affiliates	$234	$296	$722
Transfer of mortgage loans to affiliates	$—	$89	$—

See accompanying notes to the condensed financial information.
87

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

Reclassifications

Certain amounts in the prior years' condensed financial statements of the Parent Company have been reclassified to conform with the 2023 presentation. See Note 1 of the Notes to the Consolidated Financial Statements for information regarding the adoption of new guidance on long-duration contracts as of January 1, 2023, parts of which were retrospectively applied to prior periods presented in the Parent Company financial statements.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2023, Brighthouse Life Insurance Company paid a non-cash capital contribution of $100 million to BHNY. During the year ended December 31, 2022, Brighthouse Life Insurance Company paid a cash capital contribution of $100 million to BHNY.

88

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2023 and 2022

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1)(2)	Unearned Revenue (1)
2023
Annuities	$4,027	$3,995	$60,723	$—	$65
Life	456	5,942	2,187	11	167
Run-off	4	19,420	6,694	—	612
Corporate & Other	—	6,411	10,589	5	—
Total	$4,487	$35,768	$80,193	$16	$844
2022
Annuities	$4,140	$3,742	$53,156	$—	$73
Life	498	5,714	2,349	10	143
Run-off	4	18,688	6,933	—	488
Corporate & Other	—	6,862	10,164	5	—
Total	$4,642	$35,006	$72,602	$15	$704

(1)  Amounts are included in the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

89

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2023, 2022 and 2021

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2023
Annuities	$1,499	$2,536	$1,556	$507	$997
Life	615	385	688	57	182
Run-off	475	1,115	1,587	—	167
Corporate & Other	—	524	388	—	279
Total	$2,589	$4,560	$4,219	$564	$1,625
2022
Annuities	$1,418	$2,233	$1,271	$505	$980
Life	588	391	847	63	110
Run-off	511	1,146	1,216	—	292
Corporate & Other	—	294	165	—	312
Total	$2,517	$4,064	$3,499	$568	$1,694
2021
Annuities	$1,785	$2,196	$1,144	$491	$1,112
Life	733	642	610	67	173
Run-off	489	1,900	1,953	—	191
Corporate & Other	—	77	21	—	348
Total	$3,007	$4,815	$3,728	$558	$1,824

(1)  See Note 3 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

90

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2023, 2022 and 2021

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2023
Life insurance in-force	$463,582	$129,016	$7,479	$342,045	2.2%
Insurance premium
Life insurance (1)	$1,257	$475	$20	$802	2.5%
Accident & health insurance	201	192	—	9	0.0%
Total insurance premium	$1,458	$667	$20	$811	2.5%
2022
Life insurance in-force	$475,382	$138,063	$8,034	$345,353	2.3%
Insurance premium
Life insurance (1)	$1,123	$493	$8	$638	1.3%
Accident & health insurance	198	195	—	3	0.0%
Total insurance premium	$1,321	$688	$8	$641	1.2%
2021
Life insurance in-force	$494,317	$145,618	$8,966	$357,665	2.5%
Insurance premium
Life insurance (1)	$1,193	$500	$(10)	$683	(1.5)%
Accident & health insurance	205	201	—	4	0.0%
Total insurance premium	$1,398	$701	$(10)	$687	(1.5)%

(1)  Includes annuities with life contingencies.

For the years ended December 31, 2023, 2022 and 2021, reinsurance assumed included related party transactions for life insurance in-force of $1.4 billion, $1.5 billion and $1.6 billion, respectively, and life insurance premiums of $6 million, $2 million and $2 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2023, 2022 and 2021.

91